TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit 10.1

Execution Version

SECOND AMENDED AND RESTATED

GAS PROCESSING AND FRACTIONATION AGREEMENT

by and between

HESS TRADING CORPORATION,

as Customer

and

HESS BAKKEN PROCESSING LLC,

as Provider

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

i

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

APPENDICES AND EXHIBITS

APPENDIX I	OPERATING TERMS AND CONDITIONS
APPENDIX II	DEFINITIONS
APPENDIX III	SERVICE INTERFACE RULES

EXHIBIT A-1	WHOLLY-OWNED PLANTS
EXHIBIT A-2	WHOLLY-OWNED FACILITIES
EXHIBIT A-3	JOINTLY-OWNED PLANTS
EXHIBIT A-4	JOINTLY-OWNED FACILITIES
EXHIBIT B-1	DEDICATED AREA
EXHIBIT B-2	DEDICATED THIRD PARTY CONTRACTS
EXHIBIT C	CONFLICTING DEDICATIONS
EXHIBIT D	CURRENT DEVELOPMENT PLAN
EXHIBIT E	CURRENT SYSTEM PLAN
EXHIBIT F	CURRENT MINIMUM VOLUME COMMITMENTS
EXHIBIT G-1	CURRENT FEES
EXHIBIT G-2	TARIFF FEE RECALCULATION MODEL
EXHIBIT G-3	TARGET ETHANE RECOVERY TABLES
EXHIBIT G-4	SECONDARY TERM FEES
EXHIBIT H	RECEIPT POINTS
EXHIBIT I	DELIVERY POINTS
EXHIBIT J	INSURANCE
EXHIBIT K	NOTICE INFORMATION

v

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SECOND AMENDED AND RESTATED

GAS PROCESSING AND FRACTIONATION AGREEMENT

THIS SECOND AMENDED AND RESTATED GAS PROCESSING AND FRACTIONATION AGREEMENT (as the same may be amended from time to time in accordance herewith, this “Agreement”) is made effective for all purposes (except as otherwise expressly set forth herein) as of January 1, 2014 at 12:01 a.m. CCT (the “Effective Time”), by and between Hess Trading Corporation, a Delaware corporation (“Customer”), and Hess Bakken Processing LLC, a Delaware limited liability company (“Provider”). Customer and Provider are sometimes together referred to in this Agreement as the “Parties” and individually as a “Party”.

RECITALS

WHEREAS, Customer and Hess Tioga Gas Plant LLC, a Delaware limited liability company and wholly-owned, indirect subsidiary of Provider (“TGP LLC”), entered into that certain Amended and Restated Gas Processing and Fractionation Agreement, dated effective as of the Effective Time (such agreement, as the same has been amended, modified or supplemented as of the date hereof, the “A&R Agreement”);

WHEREAS, prior to the date hereof, TGP LLC assigned to Provider all of its right, title and interest in and to the A&R Agreement;

WHEREAS, Provider indirectly owns (in whole or in part), operates and maintains (or causes to be operated and maintained, as applicable) the Bakken System (as defined herein), which allows the Provider Group (as defined herein) to process certain Gas (as defined herein) and Injected NGLs (as defined herein) for the extraction of NGLs (as defined herein) and to perform fractionation and other services in connection therewith; and

WHEREAS, Customer owns or Controls (as defined herein), and has the right to Tender (as defined herein), certain Gas (such Gas, “Customer Gas”) and certain Injected NGLs (such Injected NGLs, “Customer Injected NGLs”) into the Bakken System, and Provider desires to provide the System Services (as defined herein) for the Customer Gas and Customer Injected NGLs, on the terms and subject to the conditions in this Agreement.

WHEREAS, the Parties desire to amend and restate the A&R Agreement to modify certain terms and conditions set forth therein.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual agreements, covenants, and conditions in this Agreement contained, Provider and Customer hereby agree to amend and restate the A&R Agreement in its entirety as follows:

ARTICLE 1

DEFINITIONS; RULES OF CONSTRUCTION

Section 1.1 Definitions. As used in this Agreement, capitalized words and terms shall have the meaning ascribed to such terms in Appendix II attached hereto.

Section 1.2 References and Rules of Construction. All references in this Agreement to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections and other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words “this Agreement”, “herein”, “hereby”, “hereunder” and “hereof”, and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection or other subdivision unless expressly so limited. The word “including” (in its various forms) means “including without limitation”. All references to “$” or “dollars” shall be deemed references to “United States dollars”. Each accounting term not defined herein will have the meaning given to it under generally accepted accounting principles. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. References to any Law means such Law as it may be amended from time to time.

ARTICLE 2

BAKKEN SYSTEM; TERM

Section 2.1 Bakken System.

(a) Wholly-Owned Systems. Provider indirectly and wholly owns, operates and maintains certain Gas processing and NGL fractionation facilities located in North Dakota (each, a “Wholly-Owned Plant”). As of the execution of this Agreement, the only Wholly-Owned Plant held by Provider is the TGP described in this Section 2.1(a). The “TGP” means that certain cryogenic Gas processing and NGL fractionation facility wholly-owned (indirectly) by Provider and located north of the Missouri River in Williams County, North Dakota that is commonly described as the “Tioga Gas Plant”, as the same is more particularly described on Exhibit A-1. As used herein, the “TGP” shall also include all appurtenant facilities owned and/or operated by the Provider Group and located on the lands described on Exhibit A-1 (the “TGP Site”), including inlet facilities, residue outlets, pipelines and interconnects with Downstream Facilities, in each case, as such plant, facilities, pipelines and interconnects may be modified and/or extended from time to time, including pursuant to a Plant Expansion. The “TGP Facilities” means those certain pipelines, associated facilities and interconnects with Downstream Facilities related to TGP that are, in each case, owned and/or operated by the Provider Group but not located on the TGP Site, including the Hess North Dakota Pipeline, in each case, as the same may be modified and/or extended from time to time, including pursuant to a Facilities Modification, and as the same are

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

more particularly described on Exhibit A-2. TGP and the TGP Facilities are collectively referred to herein as the “TGP System”. Any Plant Facilities related to a Wholly-Owned Plant (including the TGP Facilities) are also referred to herein as “Wholly-Owned Facilities”. Any Wholly-Owned Plant and its related Plant Facilities (including the TGP and the TGP Facilities) are also referred to herein as a “Wholly-Owned System”. Should Provider (directly or indirectly) develop or acquire additional Wholly-Owned Plants from and after the execution of this Agreement, Exhibit A-1 and Exhibit A-2 shall be updated as appropriate to include descriptions of such additional Wholly-Owned Systems.

(b) Jointly-Owned Systems. Provider indirectly and partially owns certain Gas processing and NGL fractionation facilities located in North Dakota (each, a “Jointly-Owned Plant”). As of the execution of this Agreement, the only Jointly-Owned Plant held by Provider is the LM4 described in this Section 2.1(b). The “LM4” means that certain Gas processing facility to be constructed jointly by the Provider Group, on the one hand, and a third party, on the other hand, and to be located south of the Missouri River in McKenzie County, North Dakota that is commonly described as “Little Missouri 4 Gas Plant”, as the same is more particularly described on Exhibit A-3. As used herein, “LM4” shall also include all appurtenant facilities to be owned (in whole or in part) and/or operated by the Provider Group and located on the lands described on Exhibit A-3 (the “LM4 Site”), including inlet facilities, residue outlets, pipelines and interconnects with Downstream Facilities, in each case, as such plant, facilities, pipelines and interconnects may be modified and/or extended from time to time, including pursuant to a Plant Expansion. The “LM4 Facilities” means those certain pipelines, associated facilities and interconnects with Downstream Facilities related to LM4 that are, in each case, to be owned (in whole or in part) and/or operated by the Provider Group but are not located on the LM4 Site, in each case, as the same may be modified and/or extended from time to time, including pursuant to a Facilities Modification, and as the same are more particularly described on Exhibit A-4. LM4 and the LM4 Facilities are collectively referred to herein as the “LM4 System”. Any Plant Facilities related to a Jointly-Owned Plant (including the LM4 Facilities) are also referred to herein as “Jointly-Owned Facilities”. Any Jointly-Owned Plant and its related Plant Facilities (including LM4 and the LM4 Facilities) are also referred to herein as a “Jointly-Owned System”. Should Provider (directly or indirectly) develop or acquire additional Jointly-Owned Plants from and after the execution of this Agreement, Exhibit A-3 and Exhibit A-4 shall be updated as appropriate to include descriptions of such additional Jointly-Owned Systems.

(c) The Wholly-Owned Systems and the Jointly-Owned Systems are collectively referred to herein as the “Bakken System” and each Wholly-Owned System and Jointly-Owned System, individually, as a “Plant System”.

(d) The Wholly-Owned Plants and Jointly-Owned Plants are each referred to herein as a “Plant”.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 2.2 Term. Subject to earlier termination pursuant to Section 10.1 (a) this Agreement shall commence at the Effective Time and shall remain in effect until the 10th anniversary of the Effective Time (the “Initial Term”), (b) Provider shall have the option, exercisable by the delivery of written Notice to Customer on or before the date that is three Years prior to the expiration of the Initial Term, to renew this Agreement for one additional ten Year period (such second ten Year period, the “Secondary Term”), and (c) thereafter, this Agreement shall automatically renew for successive Yearly periods unless terminated by either Party through the delivery of written Notice to the other Party on or before the date that is 180 Days prior to the end of the Secondary Term or the then-current Yearly term, as applicable (the Initial Term, the Secondary Term and any subsequent Yearly renewal periods, collectively, the “Term”). Should Provider elect to renew this Agreement for the Secondary Term pursuant to this Section 2.2, then, upon the beginning of the Secondary Term (and thereafter during the Term of this Agreement), the provisions of Section 7.1(j) and Exhibit G-4 shall be applicable hereunder. For the avoidance of doubt, during the Initial Term the provisions of Section 7.1(j) and Exhibit G-4 shall not be applicable hereunder.

ARTICLE 3

SYSTEM SERVICES; PROVIDER COVENANTS

Section 3.1 System Services. Subject to the provisions of this Agreement and rights of all applicable Governmental Authorities, during the Term, Provider shall provide, or cause to be provided, the following services with respect to Customer Gas and Customer Injected NGLs on the Bakken System, in each case, in accordance with the terms and conditions of this Agreement (collectively, the “System Services”):

(a) “Processing Services”, which means: (i) the receipt of Customer Gas and Customer Injected NGLs Tendered by or on behalf of Customer at the Receipt Points; (ii) the transportation, as applicable, of such Customer Gas and Customer Injected NGLs to a Plant via the applicable Plant Facilities; (iii) the processing and/or treatment of such Customer Gas; (iv) in the case of applicable Plant Systems, the fractionation, extraction and/or treatment of NGLs; (v) the redelivery of Residue Gas and NGLs produced from the processing, fractionation and/or treatment, as applicable, of Customer Gas and Customer Injected NGLs and allocable to Customer in accordance with the terms and conditions hereof (such Residue Gas, “Customer Residue Gas”, and such NGLs, “Customer NGLs”) at the relevant Delivery Points (as Nominated by Customer) for Customer’s account, with an equivalent thermal content to such Customer Gas and Customer Injected NGLs, less System Fuel and Losses allocated to Customer in accordance with this Agreement; (vi) the metering of such Customer Gas and Customer Injected NGLs at the Receipt Points; and (vii) the metering of such Customer Residue Gas and Customer NGLs at the Delivery Points (other than the Loading Points);

(b) “Gas Lift Services”, which means the compressing and redelivery of Customer Residue Gas to the Gas Lift Delivery Points;

(c) “Loading Services”, which means (i) the loading of Customer NGLs onto trucks and rail cars at the Loading Points; and (ii) the metering of Customer NGLs at the Loading Points;

(d) “Transportation Services”, which means the redelivery of Customer Residue Gas at a HNDP Delivery Point; and

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(e) those other services to be performed by Provider in respect of Customer Gas and Customer Injected NGLs as set forth in this Agreement.

Section 3.2 Services Standard. Provider agrees to own, operate, and maintain, or cause to be owned, operated and maintained, at its sole cost, risk and expense (as between the Parties), each Plant System and the other facilities, in each case, as are necessary to provide the System Services contemplated in this Agreement with respect to such Plant System in accordance with the then-current Development Plan and System Plan and in a good and workmanlike manner in accordance with standards customary in the industry in the geographic area where such Plant System is located.

Section 3.3 Exchange of Information. Each Party agrees to use its reasonable efforts to provide, on a timely basis, such information to the other Party as may be reasonably needed by such other Party to perform its obligations hereunder (including, in the case of Provider, to provide the System Services hereunder).

Section 3.4 Provider’s Discretion to Operate Bakken System; Bypass; Ethane Recovery. As between the Parties, Provider shall have sole and exclusive control, management, and operational discretion in operating the Bakken System. Notwithstanding the foregoing:

(a) Any decision by the Provider Group to curtail or Bypass any System Services hereunder (other than such a decision made pursuant to Section 3.4(b)), or alter the recovery parameters of a Plant processing train, shall be undertaken in the manner set forth in the Operating Terms.

(b) With respect to the System Services to be provided on a Wholly-Owned System, Customer shall have the option, at any time during the Term, to request that all or a portion of the applicable Customer Gas Bypass certain System Services on such Wholly-Owned System in order for Customer to meet its obligations under contractual requirements with a Downstream Facility. To the extent that such request would not, in Provider’s sole discretion, be reasonably likely to (i) cause Provider to not be able to deliver such System Services hereunder in accordance with this Agreement, (ii) cause the Provider Group or any portion of the Bakken System (including such Wholly-Owned System), to be unable to comply with any applicable Law, or (iii) cause any adverse effect on the Provider Group, any portion of the Bakken System (including such Wholly-Owned System), or any other asset of the Provider Group, then, in such case, Provider shall consider such request and use its good faith efforts to implement such request.

(c) With respect to the TGP, the base operating mode of such Plant will be “Ethane Recovery Mode”, for the separate recovery of ethane from the Gas and (if applicable) Injected NGL stream. Subject to Section 3.4(c)(i), with respect to each Wholly-Owned Plant other than the TGP, the base operating mode of such Plant will be “Ethane Rejection Mode”, where ethane is not separately recovered from the Gas and/or (if applicable) Injected NGL stream. Subject to

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

the remainder of this subpart (c), with respect to each Jointly-Owned Plant, Provider shall use its commercially reasonable efforts to cause the base operating mode of such Plant to also be Ethane Rejection Mode. Notwithstanding anything herein to the contrary, if (I) the Provider Group, in Provider’s sole discretion, believes that continuing to operate any Plant in its “base operating mode” designated above would be reasonably likely to (w) cause Provider to not be able to deliver the System Services hereunder in accordance with this Agreement, (x) cause the Provider Group or any portion of the Bakken System (including any Plant System), to be unable to comply with any applicable Law, (y) cause any adverse effect on the Provider Group, any portion of the Bakken System (including any Plant System) or any other asset of the Provider Group, or (z) result in Customer Residue Gas (other than any Customer Residue Gas constituting System Fuel and Losses) failing to meet any quality specifications of any Downstream Facility (each of the foregoing matters described in subparts (w) through (z), an “Operating Impediment”), then, in any such case, then Provider Group may cause (or use its commercially reasonable efforts to cause, in the case of a Jointly-Owned Plant) the applicable Plant to switch operating modes into Ethane Recovery Mode or Ethane Rejection Mode, as applicable, and (II) the operator (if not a member of Provider Group) of any Jointly-Owned Plant makes a decision pursuant to its contractual rights in respect of any Jointly-Owned Plant to switch operating modes into Ethane Recovery Mode or Ethane Rejection Mode, as applicable, then, in any such case, (1) Provider shall give Customer written Notice of such intent as soon as is reasonably practicable following such determination, and (2) the Provider Group shall not be in breach of its obligations hereunder as a result of such decision.

(i) Notwithstanding the foregoing, Customer shall have the right to request, by delivery of Notice to Provider pursuant to Section 19.2 at least ten Business Days prior to the effective date of any such request, that any Jointly-Owned Plant be operated in a different operating mode than the base operating mode in which it is then-currently being operated, and upon receipt of such request or election, Provider shall, unless Provider believes in its sole discretion that such request would create an Operating Impediment, use its commercially reasonable efforts cause such Jointly-Owned Plant to be operated in the requested mode. Additionally, if (A) the operator of any Jointly-Owned Plant elects, pursuant to its contractual rights related thereto, to switch the then-current operating mode of the applicable Jointly-Owned Plant, (B) Provider Group, pursuant to its contractual rights related thereto, has the ability to elect in or out of such operating mode change proposed to be made by such operator (whether to veto such change or trigger any alternate rights in favor of Provider Group with respect to such operating mode change), and (C) within three Business Days following its receipt of written Notice from Provider of such operating mode change as described in Section 3.4(c) above, Customer elects in writing for the Provider Group to act on the applicable rights described in subpart (B) above, then, upon receipt of such election, Provider shall exercise (or cause to be exercised) such applicable rights in respect of such Jointly-Owned Plant. In connection therewith, should Provider Group be entitled to, and receive, any liquidated amounts pursuant to any contractual arrangement related to a Jointly-Owned Plant in connection with the exercise of any such rights related to such Jointly-Owned Plant, Provider agrees to turn over such liquidated amounts to Customer promptly upon Provider Group’s receipt thereof.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(ii) Assuming that all Customer Gas and Customer Injected NGLs Tendered by or on behalf of Customer at the applicable Receipt Points meet the respective quality specifications contained in Section 1.1 of the Operating Terms, Provider shall use its commercially reasonable efforts to cause the applicable Plant(s) to (A) achieve the recovery rates set forth in Exhibit G-3 (as such Exhibit may be updated from time to time by the Parties, whether to account for additional Plants or otherwise) for the applicable Plant under the heading “Ethane Recovery Mode” when operating in Ethane Recovery Mode, and (B) achieve the recovery rates set forth in Exhibit G-3 (as such Exhibit may be updated from time to time by the Parties, whether to account for additional Plants or otherwise) for the applicable Plant under the heading “Ethane Rejection Mode” when operating in Ethane Rejection Mode.

(iii) To the extent that ethane is not recovered (or is recovered but returned to the Residue Gas stream), it shall be accounted for to Customer as part of Customer Residue Gas. To the extent that ethane is separately recovered (and not returned to the Residue Gas stream), then ethane shall be accounted for to Customer as a Customer NGL.

(d) The base operating mode of the TGP (and any other applicable Plant that has such capabilities) will be “Sulfur Recovery Mode”, for the separate recovery of sulfur from the Gas and Injected NGL stream delivered thereto. If (i) Provider, in its sole discretion, believes that operating in Sulfur Recovery Mode would be reasonably likely to (A) cause Provider to not be able to deliver the System Services hereunder in accordance with this Agreement, (B) cause the Provider Group or any portion of the Bakken System (including such Plant System), to be unable to comply with any applicable Law, (C) cause any adverse effect on the Provider Group, any portion of the Bakken System (including such Plant System) or any other asset of the Provider Group, or (D) result in any Customer Residue Gas (other than any Customer Residue Gas constituting System Fuel and Losses) or NGLs failing to meet any quality specifications of any Downstream Facility, or (ii) the Customer Gas and/or Customer Injected NGLs delivered hereunder to the Receipt Points applicable to such Plant contain less than a total of ** percent (**%) by volume of hydrogen sulfide, then, in any such case, Provider may cause such Plant to cease operating in Sulfur Recovery Mode. Provider shall give Customer written Notice of any determination made by Provider to cease operating any applicable Plant in Sulfur Recovery Mode as far in advance as is reasonably possible from the date upon which Provider intends to cease operating such Plant in Sulfur Recovery Mode.

Section 3.5 Third Party Facilities; Bakken System Facilities. Except for situations of Force Majeure, or as may be required by necessary repairs, maintenance, anticipated curtailments, or outages on any Plant System, or as otherwise agreed by the Parties, Provider shall not utilize or substitute any Gas processing and/or NGL fractionation facilities other than the Bakken System for performance of the System Services under this Agreement, and then only with notice to Customer as soon as reasonably practical. For the avoidance of doubt, Provider shall be entitled, to the extent necessary to address (a) situations of Force Majeure or (b) necessary repairs,

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

maintenance, outages, or other curtailment events, in each case, to provide the System Services with respect to the Customer Gas and/or Customer Injected NGLs delivered hereunder at any applicable Plant System, notwithstanding the fact that Customer Nominated such Customer Gas and/or Customer Injected NGLs to a different Plant System.

Section 3.6 Reports. Provider shall file all necessary reports and/or notices required by applicable Laws with respect to the performance by Provider of the System Services pursuant to this Agreement.

ARTICLE 4

DEDICATION OF PRODUCTION; CUSTOMER COVENANTS

Section 4.1 Dedication.

(a) Subject to the provisions of Section 4.1 through Section 4.4 and Article 17, Customer exclusively dedicates and commits to deliver to Provider under this Agreement all:

(i) Customer Gas formerly owned or Controlled by Producer and produced from those oil and gas properties located in the area described on Exhibit B-1 (such area, as the same may be modified from time to time by the Parties hereunder, the “Dedicated Area”) that are operated by Producer or that are not operated by Producer, but from which Producer has elected to take its applicable production in-kind (such Gas, “Dedicated Producer Gas”); and

(ii) Effective as of January 1, 2019, Customer Gas that Customer owns or Controls through one of the Third Party Contracts described on Exhibit B-2 attached hereto (such Third Party Contracts, the “Dedicated Third Party Contracts”). Customer shall have the right from time to time during the Term to add additional Third Party Contracts as Dedicated Third Party Contracts under this Agreement by delivery of Notice to Provider pursuant to Section 19.2 indicating Customer’s intent to add a Third Party Contract to Exhibit B-2 as a Dedicated Third Party Contract. Pending any formal amendment of Exhibit B-2 to update the list of Dedicated Third Party Contracts contained thereon, the Parties acknowledge and agree that Customer’s delivery of Notice to Provider pursuant to this Section 4.1(a)(ii) and Section 19.2 indicating Customer’s intent to dedicate a Third Party Contract under this Agreement as a “Dedicated Third Party Contract” shall be sufficient to classify (A) such Third Party Contract as a “Dedicated Third Party Contract” for all purposes hereunder until Exhibit B-2 is formally amended to include the same, and (B) all volumes owned or Controlled by Customer pursuant to such Third Party Contract and delivered to Provider hereunder (to the extent such volumes were delivered from and after the last update of Exhibit B-2 and prior to the delivery of such written notice or after the delivery of such notice) as “Third Party Volumes” for all purposes hereunder;

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

provided, however, that notwithstanding anything herein to the contrary, with respect to all periods prior to January 1, 2019, the definition of “Dedicated Contract” contained in the A&R Agreement and the provisions of the A&R Agreement pertaining to “Dedicated Contracts” shall, in each case, remain applicable hereunder with respect to the System Services provided during such period, and all volumes of Customer Gas that Customer owned or Controlled pursuant to any “Dedicated Contract” shall explicitly constitute “Tariff Volumes” hereunder with respect to such period.

(b) All Dedicated Producer Gas and all Customer Gas subject to a Dedicated Third Party Contract that (i) is not described in Section 4.1(c)(i), (ii) is not subject to a Conflicting Dedication, (iii) has not been reserved and utilized by Customer pursuant to Section 4.3, and (iv) has not been released (either temporarily or permanently) from dedication pursuant to Section 4.4, is referred to collectively hereunder as “Dedicated Production”.

(c) Notwithstanding the foregoing:

(i) any Dedicated Producer Gas (A) that is produced from a well that was drilled and completed, and is operated, in each case, by a Non-Party that is not an Affiliate of Customer, and (B) that such Non-Party operator (and not Customer or any of Customer’s Affiliates) markets under applicable contractual arrangements with respect to such well and such Customer Gas, shall not be considered “Dedicated Production” hereunder; and

(ii) no Dedicated Third Party Contract may be amended, modified or otherwise supplemented by Customer such that the volume of Dedicated Production resulting therefrom would be reduced without the prior written consent of Provider, such consent not to be unreasonably withheld; provided, however, that such restrictions shall not apply to (A) any termination or expiration of any such Dedicated Third Party Contract pursuant to its terms, or (B) the removal of any individual well from the coverage of any such Dedicated Third Party Contract that, on average, produces less than 100 Mcf of Gas a Month.

Section 4.2 Conflicting Dedications. Notwithstanding anything in this Agreement to the contrary, Customer shall have the right to comply with each processing, fractionation or transportation agreement or any commitment or arrangement (including any volume commitment) that would require any Customer Gas to be processed or fractionated at any processing or fractionation facility other than the Bakken System (each, a “Conflicting Dedication”) that (a) is in effect as of January 1, 2018 and is described in Exhibit C, or (b) that is applicable and in effect as of the date that Customer acquires Control of any Gas produced from lands covered by the Dedicated Area that was not under the Control of Customer as of January 1, 2018. Notwithstanding the foregoing, Customer shall only have the right to comply with the applicable Conflicting Dedication up to and until the first Day of the Month following the termination of such Conflicting Dedication (without giving effect to any right of Customer to renew or extend the term of such Conflicting Dedication). For the avoidance of doubt, any Customer Gas that, but for a Conflicting Dedication, would be considered “Dedicated Production” hereunder, shall, automatically upon the termination of the applicable Conflicting Dedication, be considered “Dedicated Production” hereunder. As of January 1, 2018, Customer represents that, except as set forth in Exhibit C, the Dedicated Production is not subject to any Conflicting Dedication.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 4.3 Customer’s Reservations. Customer reserves the following rights respecting Dedicated Producer Gas and all Customer Gas subject to a Dedicated Third Party Contract for itself: to deliver or furnish to the applicable lessors and holders of other burdens on production such Customer Gas as is required to satisfy the terms of the applicable oil and gas leases or other applicable instruments.

Section 4.4 Releases from Dedication.

(a) If Provider has failed to complete the facilities necessary to connect a Planned Receipt Point to the Bakken System within:

(i) 90 Days of the applicable Target Completion Date contained in the then-currently agreed System Plan, then, upon written Notice from Customer to Provider, Customer shall be entitled to:

(A) in the case of any such written Notice delivered during the Initial Term: (1) request a temporary Recalculation Election pursuant to Section 7.1(g)(y), in which case (x) the Dedicated Production Estimate that is applicable to such Planned Receipt Point will be deemed deleted from the Dedicated Production Estimate contained in the then-currently agreed Development Plan, (y) the Committed Build-Out at issue (and all Committed Build-Out Costs related thereto) will be deleted from the then-currently agreed System Plan, and (z) the Fees resulting from such Recalculation Election will be utilized, subject to the last sentence of this Section 4.4(a)(i)(A), for the remainder of the then-current Year, and (2) a temporary reduction in the then-applicable MVC to reflect the deletion of the applicable portion of the Dedicated Production Estimate, which reduction in MVC will remain in effect, subject to the last sentence of this Section 4.4(a)(i)(A), for the remainder of the then-current Year. Any such temporary Recalculation Election and reduction in MVC shall, in each case, be terminated, and the Fees and MVC shall each revert back to their respective levels prior to such election, upon the completion of the connection of the Planned Receipt Point to the Bakken System; or

(B) in the case of any such written Notice delivered from and after the beginning of the Secondary Term: receive a temporary (1) release from the dedication hereunder of the Dedicated Production Estimate that is applicable to such Planned Receipt Point, and (2) reduction in the then-applicable MVC to reflect the temporary release of the applicable portion of the Dedicated Production Estimate, which temporary release and reduction in MVC will remain in effect, in each case, until the earlier of (x) the end of then-current Year, or (y) the completion of the connection of the applicable Planned Receipt Point to the Bakken System; or

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(ii) 180 Days of the applicable Target Completion Date contained in the then-currently agreed System Plan, then, upon written Notice from Customer to Provider, the volumes of Dedicated Production applicable to such Planned Receipt Point shall be permanently released from the dedication under this Agreement and Customer may deliver and commit such Customer Gas that was formerly Dedicated Production to such other processor or fractionator as it shall determine in its sole discretion.

(b) Certain Dedicated Production may also be temporarily released from dedication under this Agreement in the event of:

(i) any curtailment or interruption of the System Services to be provided to Customer as set forth in Section 8.5(e) or in Section 1.5 of the Operating Terms, in each case, other than any Bypass election;

(ii) a material breach of this Agreement by Provider as provided in Section 13.1(b); or

(iii) an order of a Governmental Authority that causes the curtailment of System Services to Customer as provided in Section 8.2.

(c) In the event that any “Dedicated Production” (as such term is defined in the GGA) is released from the dedication under the GGA, Customer shall have the right to request that the corresponding Dedicated Production also be released from the dedication hereunder. Any such request shall be subject to Provider’s prior written consent, such consent not to be unreasonably withheld. Any such release from dedication hereunder shall last for the duration specified in the request from Customer, but in no event shall such release hereunder be longer than the applicable release under the GGA (and, for the avoidance of doubt, the release requested hereunder may be permanent if the corresponding release from dedication under the GGA is permanent); provided, however, that no such release of Dedicated Production permitted pursuant to this Section 4.4(c) shall result in a reduction in the MVC pursuant to Section 6.1.

ARTICLE 5

DEVELOPMENT PLAN; SYSTEM PLAN; AND PLANT EXPANSIONS

Section 5.1 Development Plans. Customer has provided Provider with a report attached hereto as Exhibit D (the “Current Development Plan”) describing in detail, as of January 1, 2018, the planned development, drilling, production, processing, treating, marketing and other activities to take place with respect to Dedicated Production and Customer Injected NGLs for the applicable Development Period. The information contained in the Current Development Plan is, with respect to the first three Years covered by the Current Development Plan, on a Quarter-by-Quarter basis, and, with respect to the remaining Years covered by the Current Development Plan, also on a Year-by-Year basis. The Current Development Plan attached hereto has been approved by the Parties.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(a) From time to time during each Year of the Term, the Parties shall meet to discuss the planned development, drilling, production, processing, treating, marketing and other activities that Customer expects to take place with respect to Dedicated Production and Customer Injected NGLs for the then-applicable Development Period. Customer and Provider shall each make their respective representatives available to participate in such meetings and discussions. No later than August 1 of each such Year, Customer shall provide (or cause to be provided) to Provider a proposed update of the then-currently agreed Development Plan, prepared on the same basis as the Current Development Plan (other than, for the avoidance of doubt, with regard to those matters that are only applicable in respect of Year 2019 and thereafter hereunder, which matters shall be included in the applicable Updated Development Plan even though they were not addressed in the Current Development Plan) and describing in detail the planned development, drilling, production, processing, treating, marketing and other activities to take place with respect to Dedicated Production and Customer Injected NGLs for the then-applicable Development Period (any such update, an “Updated Development Plan” and, together with the Current Development Plan, each, a “Development Plan”).

(b) Each proposed Development Plan in respect of Year 2019 and thereafter shall include information as to the following, in each case, broken out, with respect to the first three Years covered by such Development Plan, on a Quarter-by-Quarter basis, and, with respect to the remaining Years covered by such Development Plan, also on a Year-by-Year basis:

(i) forward-looking production estimates for the applicable time period covered by such Development Plan for all Customer Gas and Customer Injected NGLs (broken out between Tariff Volumes and Third Party Volumes) (A) that Customer reasonably and in good faith believes will become owned or Controlled by Customer during the time period covered by such Development Plan, and/or (B) that will be produced from (I) in the aggregate, all Wells then-existing and (II) in the aggregate, all Wells that are expected to be drilled during the time period covered by such Development Plan (each such Well reflected in such Development Plan, a “Planned Well”). The collective estimates described in subsections (A) and (B) above, with respect to a particular Quarter, an entire Year, and the applicable Development Period, in the aggregate, are referred to herein as the “Dedicated Production Estimates”; provided, however, that notwithstanding anything in this Agreement to the contrary, that portion of the Dedicated Production Estimate applicable to any Jointly-Owned System shall not include, for any period, any production estimates in excess of the capacity of such Jointly-Owned System to which Provider has firm priority with respect to such period, and the term “Dedicated Production Estimate” hereunder shall not include any such volumes in excess of such capacity. The Dedicated Production Estimates comprised of (x) Tariff Volumes are referred to herein as “Tariff Volume Estimates”, and (y) Third Party Volumes are referred to herein as “Third Party Volume Estimates”;

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(ii) (A) each new receipt point (including the location thereof) proposed by Customer with respect to the Dedicated Production Estimate reflected in such Development Plan (each such receipt point, a “Planned Receipt Point”), (B) each Receipt Point at which Customer expects to Tender Customer Gas or Customer Injected NGLs reflected in such Development Plan into the Bakken System, and (C) the estimated portion of the Dedicated Production Estimate contained in such Development Plan that Customer expects to Tender at each such Receipt Point and Planned Receipt Point;

(iii) (A) each new delivery point (including the location thereof) proposed by Customer with respect to the Dedication Production Estimate reflected in such Development Plan (each such delivery point, a “Planned Delivery Point”), (B) each Delivery Point at which Customer expects to Nominate Customer Residue Gas or Customer NGLs produced from the Dedicated Production Estimate reflected in such Development Plan to be redelivered to Customer, and (C) the estimated volumes of Customer Residue Gas and Customer NGLs produced from the Dedication Production Estimate contained in such Development Plan that Customer expects to Nominate to each such Delivery Point;

(iv) the earliest date on which each Planned Receipt Point and Planned Delivery Point included in the Development Plan is required by Customer to be placed into service, which date shall not be earlier than in the case of a Planned Receipt Point and Planned Delivery Point on (A) any Wholly-Owned System, three Months, and (B) any Jointly-Owned System, six Months, in each case, after the January 1st that is immediately subsequent to the date that the Development Plan that initially reflected such Planned Receipt Point or Planned Delivery Point was delivered to Provider hereunder;

(v) the anticipated characteristics of the production from the Wells and Planned Wells reflected in such Development Plan (including liquids content and gas and liquids composition) and the projected production volumes and production pressures applicable thereto; provided that Customer may utilize the existing and historical production information from similarly situated Wells;

(vi) any (A) proposed revision to the then-existing Dedicated Area, (B) proposed revision to any then-existing Dedicated Third Party Contract, and/or (C) any new contract that Customer elects to add as a Dedicated Third Party Contract; and

(vii) other information reasonably requested by Provider that is relevant to the design, construction, and operation of the Bakken System, including (A) any applicable Plant Expansion or Facilities Modification proposed by Customer, (B) the relevant Receipt Point and Planned Receipt Point facilities applicable to such Development Plan, and (C) the relevant Delivery Point and Planned Delivery Point facilities applicable to such Development Plan.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 5.2 System Plans. Provider has provided Customer with a report attached hereto as Exhibit E (the “Current System Plan”) describing and/or depicting, as of January 1, 2018, the modifications, extensions, enhancements, major maintenance and/or other actions necessary in order for the Bakken System to be able to provide System Services to Customer in accordance with the Current Development Plan. The Current System Plan attached hereto has been approved by the Parties.

(a) From time to time during each Year of the Term, the Parties shall meet to discuss any modifications, extensions, enhancements, major maintenance and/or other actions necessary in order for the Bakken System to be able to provide System Services to Customer to meet the planned development, drilling, production, processing, treating, marketing and other activities expected to take place with respect to Dedicated Production and Customer Injected NGLs in the Dedicated Area for the then-applicable Development Period. Following the receipt of a proposed Updated Development Plan from Customer, Provider shall (i) first develop and provide to Customer a high-level summary and estimate of any proposed update to the Current System Plan or the then-currently agreed System Plan, as applicable, and (ii) subsequently (and as soon as reasonably practicable) following the delivery of such summary, develop and provide to Customer a fully detailed version of such proposed update to the Current System Plan or the then-currently agreed System Plan, as applicable, describing and/or depicting the modifications, extensions, enhancements, major maintenance and/or other actions necessary in order for the Bakken System to be able to provide System Services to Customer in accordance with the proposed Updated Development Plan (each such detailed plan, as the then-currently agreed plan may be updated or amended from time to time, a “System Plan”).

(b) Each proposed System Plan in respect of Year 2019 and thereafter shall include information as to the following:

(i) all Receipt Points, Planned Receipt Points, Delivery Points and Planned Delivery Points served or to be served by the Bakken System, including the contractual operating pressures and maximum operating pressures thereof;

(ii) estimates of all modifications, enhancements and/or extensions to (A) any existing Plant that (1) would be owned and/or operated by the Provider Group and (2) would need to be constructed and/or placed into service hereunder to provide the System Services pursuant to the terms hereof (each, a “Plant Expansion”), and (B) any existing Plant Facilities that (1) would be owned and/or operated by the Provider Group and (2) would need to be constructed and/or placed into service hereunder to provide the System Services pursuant to the terms hereof (each, a “Facilities Modification”), in each case of (A) and (B) above, that are necessary in order for the Provider Group to provide the System Services to Customer Gas and Customer Injected NGLs (including any Customer Residue Gas and Customer NGLs allocable thereto) as set forth in the applicable Development Plan (the “Committed Build-Outs”);

(iii) estimates of any acquisition or development by Provider or its Affiliates of any new Wholly-Owned System(s) and/or Jointly-Owned System(s) that would be necessary in order for the Provider Group to provide the System Services as set forth in the applicable Development Plan (each, a “System Acquisition”);

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(iv) the estimated schedule for completing the acquisition and/or construction and placement into service of the planned Committed Build-Outs and System Acquisitions (such estimate, with respect to each such activity, the “Target Completion Date”); and

(v) the estimated (A) Third Party Processing Fee for such Year, (B) Combined Processing Fee for such Year, and (C) changes to the Fees that would result if a Party made a Recalculation Election as a result of such updated System Plan and applicable Development Plan.

(c) Simultaneously with the delivery of any proposed System Plan, Provider shall also prepare and deliver to Customer a report containing, in respect of Year 2019 and thereafter, the following budget and schedule of information with respect to the applicable proposed System Plan (each, a “System Budget”):

(i) the estimated budgeted amounts (other than Maintenance Capital Expenditures and operating expenses) to be borne by the Provider Group for the construction and installation of the planned Committed Build-Outs contained in the applicable System Plan (such amounts, collectively, “Committed Build-Out Costs” and each such estimate, a “Committed Build-Out Estimate”);

(ii) the agreed portion of estimated budgeted amounts and values (other than Maintenance Capital Expenditures and operating expenses), whether in the form of cash or non-cash consideration, for the acquisition by the Provider Group of any System Acquisitions contained in the applicable System Plan (such amounts, to the extent borne by the Provider Group and only to the extent necessary in order for Provider to provide the System Services contemplated by the applicable Development Plan and System Plan, collectively, “System Acquisition Costs” and each such estimate, a “System Acquisition Costs Estimate”);

(iii) the estimated budgeted amounts for all Maintenance Capital Expenditures that Provider believes will be necessary to be borne by the Provider Group in order to provide the System Services as contemplated by the applicable Development Plan and System Plan, including with respect to all Committed Build-Outs and System Acquisitions included therein (each such estimate, a “Maintenance Capital Estimate”);

(iv) the estimated budgeted amounts for all operating expenses that Provider believes will be necessary to be borne by the Provider Group in order to provide the System Services as contemplated by the applicable Development Plan and System Plan, including with respect to all Committed Build-Outs and System Acquisitions included therein (each such estimate, an “Operating Expense Estimate”); and

(v) an estimated schedule of all maintenance that Provider deems necessary or advisable to perform on the Bakken System in the next Year in order to provide the System Services set forth in the applicable Development Plan and System Plan, including with respect to all Committed Build-Outs and System Acquisitions included therein.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Notwithstanding anything herein to the contrary and for the avoidance of doubt (x) Provider shall be entitled to update any System Budget (and any or all of its constituent subparts) following the agreement of the Parties on any proposed Updated Development Plan and its corresponding proposed System Plan pursuant to Section 5.3(a), and (y) the Committed Build-Out Estimates, Maintenance Capital Estimates, Operating Expense Estimates, and System Acquisition Cost Estimates, to the extent the same relate to a Jointly-Owned System, shall only include the applicable budgeted amounts that would be borne (directly or indirectly) by Provider and its Affiliates due to its ownership interest in the applicable Jointly-Owned System pursuant to the terms of the applicable contractual obligations relating thereto.

Section 5.3 Agreement on Proposed Development Plan and System Plan; Meetings; Amendments to Currently Agreed Development Plan and System Plan.

(a) The Parties shall use their good faith efforts to agree upon a proposed Updated Development Plan and corresponding proposed System Plan on or before December 31st of the Year in which such Updated Development Plan was first delivered to Provider. Any failure to agree upon a proposed Updated Development Plan and its corresponding proposed System Plan by such date shall mean the then-currently agreed Development Plan and System Plan shall remain in force until such time as they are replaced by a mutually agreed Updated Development Plan and updated System Plan, respectively.

(b) Customer shall make representatives of Customer available to discuss the proposed Updated Development Plan from time to time with Provider and its representatives at Provider’s request. Provider shall make representatives of Provider available to discuss the proposed System Plan from time to time with Customer and its representatives at Customer’s request.

(c) The Parties and their respective representatives shall meet not less frequently than quarterly during the Term. At all such meetings, the Parties shall exchange updated information about the plans for the development and expansion of the properties producing the then-existing Dedicated Production, including amendments to the then-currently agreed Development Plan, and the Bakken System, including amendments to the then-currently agreed System Plan and then-current System Budget, and shall have the opportunity to discuss and provide comments on the other Party’s plans.

(d) Customer may deliver to Provider, from time to time, a proposed amendment to the then-currently agreed Development Plan. Following delivery of such proposed amendment, the Parties shall meet to discuss the adoption of any amendments proposed by Customer and use their respective good faith efforts to reach agreement on any such proposed amendment and any necessary corresponding amendments to the then-currently agreed System Plan. Upon the agreement of the Parties upon any such amendment to the then-currently agreed Development Plan (and any necessary corresponding amendments to the then-currently agreed System Plan), Provider shall be entitled to update the applicable System Budget to reflect such agreed-upon amendments.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(e) Should the Parties be unable to reach agreement on (x) any proposed Updated Development Plan or corresponding updated System Plan pursuant to Section 5.3(a), (y) any proposed amendment to the then-currently agreed Development Plan and/or any necessary corresponding amendments to the then-currently agreed System Plan pursuant to Section 5.3(d), or (z) the decision to install any additional facilities as contemplated pursuant to Section 1.1(b) of the Operating Terms (and/or any amendments to the then-current System Plan that would be needed to incorporate the installation of such additional facilities), then either Party may elect, by delivering written Notice to the other Party (each, an “Executive Election”) to invoke the following provisions with respect to such disputed amendments or facilities, as applicable:

(i) any Executive Election delivered hereunder shall include (A) the (1) proposed Updated Development Plan and/or proposed corresponding updated System Plan that such electing Party proposes be adopted, (2) amendment to the then-currently agreed Development Plan and/or System Plan that such electing Party proposes be adopted, or (3) additional facilities contemplated pursuant to Section 1.1(b) of the Operating Terms that such electing Party proposes be installed (and/or any amendments to the then-current System Plan that would be needed to incorporate the installation of such additional facilities), as applicable, and (B) the name and title of (1) the executive who (x) has the authority to settle such dispute, (y) is at a Vice President or higher level of management and (z) is at a higher level of management than the Persons with direct responsibility for administration of this Agreement or the amendments in dispute (any such Person, an “Executive Representative”) of such electing Party who will represent such electing Party in resolving such dispute and (2) any other Person who will accompany such Executive Representative;

(ii) within 15 Days after a Party’s receipt of the applicable Executive Election, the receiving Party shall submit to the electing Party a written response to such Executive Election that includes (A) the (1) proposed Updated Development Plan and/or proposed corresponding updated System Plan that such electing Party proposes be adopted, (2) amendment to the then-currently agreed Development Plan and/or System Plan that such responding Party proposes be adopted, or (3) additional facilities contemplated pursuant to Section 1.1(b) of the Operating Terms that such electing Party proposes be installed (and/or any amendments to the then-current System Plan that would be needed to incorporate the installation of such additional facilities), as applicable, and (B) the name and title of (1) the Executive Representative of such responding Party who will represent such responding Party in resolving such dispute and (2) any other Person who will accompany such Executive Representative;

(iii) the Parties shall then attempt in good faith to resolve the applicable dispute by negotiations between their respective Executive Representatives; and

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(iv) such Executive Representatives of the Parties shall meet at least weekly (or as more often as they reasonably deem necessary), at a mutually acceptable time and place, until the applicable dispute has been resolved.

Notwithstanding anything in this Agreement to the contrary, in no event shall Provider be required to agree to any Updated Development Plan and corresponding updated System Plan that contains a Committed Build-Out that (x) has a corresponding Target Completion Date that occurs after the end of the Initial Term, and (y) Provider, in its sole discretion, does not wish to approve, whether pursuant to an Executive Election and the related provisions of this Section 5.3(e) or otherwise.

Section 5.4 Expansion of Bakken System; Committed Build-Outs; and System Acquisitions.

(a) Provider shall, at its sole cost and expense, acquire, design, construct and operate (or cause to be acquired, designed, constructed and operated, as applicable) all Committed Build-Outs and System Acquisitions contained in the then-currently agreed System Plan for the purpose of providing System Services in accordance with this Agreement.

(b) Provider is responsible, at its sole cost, for the acquisition and maintenance of rights of way, surface use and/or surface access agreements necessary to construct, own and operate the Bakken System and provide the System Services hereunder (including any Committed Build-Outs and System Acquisitions); provided, however, that in the event (i) any right of way, surface use and/or surface access agreement necessary to construct, own or operate any Committed Build-Out or System Acquisition cannot be obtained by Provider on terms and conditions reasonably acceptable to Provider, and (ii) Customer cannot facilitate Provider’s receipt of any such necessary right of way, surface use and/or surface access agreement on terms and conditions reasonably acceptable to Provider, then Provider shall not be obligated to complete such Committed Build-Out or System Acquisition. Provider agrees to provide Customer with quarterly updates as to the progress of any then-approved Committed Build-Outs and System Acquisitions. Additionally, should Provider reasonably believe that any Committed Build-Out or System Acquisition will not be completed and placed in-service by the applicable Target Completion Date reflected in the applicable System Plan, Provider shall send written Notice to Customer of such delay promptly upon Provider’s determination that such delay will be reasonably likely to occur.

(c) The Parties agree to work together in good faith to obtain the necessary permits and authorizations from the appropriate Governmental Authorities and the necessary consents, rights of way and other authorizations from other Persons necessary to acquire, construct, own and operate each Committed Build-Out and System Acquisition as expeditiously as reasonably practicable. The Parties further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such permits, authorizations, consents and rights of way.

(d) Upon the completion of any Committed Build-Out or System Acquisition constituting (or that include) a Planned Receipt Point or Planned Delivery Point, the Parties shall update Exhibit H or Exhibit I, as applicable, to include such new Receipt Point or Delivery Point.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ARTICLE 6

MINIMUM VOLUME COMMITMENT; SHORTFALL CREDITS

Section 6.1 MVC. For each Quarter during the Term, Customer shall be obligated to Tender for delivery into the Bakken System certain minimum volumes of Customer Gas and Customer Injected NGLs (each such minimum amount, a “Minimum Volume Commitment” or “MVC”). The MVC for the Quarters occurring in Year 2018 are set forth on Exhibit F attached hereto.

(a) Beginning in Year 2019, the MVC with respect to any Quarter occurring in the then-subsequent three Year period shall be equal to 80% of the sum of the (i) applicable Tariff Volume Estimate for such Quarter contained in the then-currently agreed Development Plan, and (ii) the applicable Third Party Volume Estimate for such Quarter contained in the then-currently agreed Development Plan.

(b) Notwithstanding the foregoing and regardless of the Tariff Volume Estimates and the Third Party Volume Estimates with respect to any such Quarter included in any Updated Development Plan thereafter, the MVC for such Quarter contained in any prior Development Plan shall not be reduced by such Updated Development Plan (but the applicable MVC volumes may be increased).

(c) Should any Dedicated Production be released (either permanently or temporarily) from the dedication contained in this Agreement pursuant to Section 4.4 (other than pursuant to Section 4.4(c)), the then-applicable MVC shall be proportionately reduced by the portion of the then-current Tariff Volume Estimate and/or Third Party Volume Estimate (as applicable) so released. Should any such temporary release from dedication expire, then, upon such expiration, the then-applicable MVC shall be proportionately increased by the portion of the applicable Dedicated Production Estimate that is no longer released from dedication hereunder.

(d) Notwithstanding anything herein to the contrary, with respect to all periods prior to January 1, 2017, the definition of “MVC” contained in the Original Agreement and the MVC mechanisms contained in Section 6.1 of the Original Agreement shall, in each case, remain applicable hereunder.

(e) Notwithstanding anything herein to the contrary, with respect to all periods after January 1, 2017 and prior to January 1, 2019, the definition of “MVC” and the MVC mechanisms contained in Section 6.1 of the A&R Agreement shall, in each case, remain applicable hereunder.

Section 6.2 MVC Shortfall Credits. If Customer pays any Shortfall Fee with respect to any Quarter in the Secondary Term or thereafter, then, subject to the other provisions of this Section 6.2, for a period of four full Quarters from the end of the Quarter in which such Shortfall Fee was accrued, Customer shall be entitled to a credit with respect to the Combined Processing Fees payable by Customer during any such Quarter in connection with volumes of Customer Gas and Customer Injected NGLs Tendered by Customer or for Customer’s account into the Receipt Points during any such Quarter, but only to the extent such volumes are in excess of the aggregate Dedicated Production Estimate for such Quarter (each such volume credit, stated in Mcfs, a “MVC Shortfall Credit”).

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(a) During any subsequent Quarter in which an earned MVC Shortfall Credit may be utilized by Customer, Customer may only utilize such MVC Shortfall Credit for volumes of Customer Gas and Customer Injected NGLs delivered in excess of the aggregate Dedicated Production Estimate for such Quarter as contained in the then-currently agreed Development Plan.

(b) The use of a MVC Shortfall Credit shall result in Customer not being obligated to pay any Combined Processing Fee attributable to volumes of Customer Gas and Customer Injected NGLs delivered into the Receipt Points, but only up to the amount of such MVC Shortfall Credit and only with respect to volumes of Customer Gas and Customer Injected NGLs in excess of the aggregate Dedicated Production Estimate for such Quarter as contained in the then-currently agreed Development Plan.

(c) Each MVC Shortfall Credit shall expire at the end of the fourth full Quarter following the date on which the applicable Shortfall Fee was accrued.

(d) Provider shall be responsible for keeping records and balances of any applicable MVC Shortfall Credits that have been earned by Customer and providing such balances to Customer upon Customer’s request.

(e) The Parties agree that, as of December 31, 2016, there were no outstanding “MVC Shortfall Credits” (as such term is defined in the Original Agreement), and any such amounts that (i) had accrued on or prior to December 31, 2016 pursuant to the Original Agreement, but (ii) were not utilized by Customer hereunder with respect to Customer Gas and Customer Injected NGLs Tendered to the TGP System prior December 31, 2016, shall be of no further force and effect and shall not be given any application hereunder. Notwithstanding anything herein to the contrary but subject to the first sentence of this Section 6.2(f), with respect to all periods prior to January 1, 2017, the definition of “MVC Shortfall Credits” contained in the Original Agreement and the MVC Shortfall Credit mechanisms contained in Section 6.2 and elsewhere of the Original Agreement shall, in each case, remain applicable hereunder.

ARTICLE 7

FEES; CHARGES; DEDUCTIONS

Section 7.1 Fees. The Fees to be paid by Customer to Provider for the performance of the System Services are set forth in this Section 7.1.

(a) Subject to the provisions of Section 6.2 (but only with respect to periods prior to January 1, 2017 and with respect to the Secondary Term thereafter), each Month, beginning in Year 2019, Customer shall pay to Provider a fee in accordance with the terms of this Agreement for the Processing Services provided by the Provider Group with respect to Customer Gas and

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Customer Injected NGLs received by the Provider Group from Customer or for Customer’s account during such Month, that is determined as follows: (i) the aggregate volume of Customer Gas and Customer Injected NGLs received by the Provider Group from Customer or for Customer’s account at the Receipt Points during such Month, stated in Mcfs or MCFEs, as applicable, multiplied by (ii) the Combined Processing Fee.

Notwithstanding anything herein to the contrary, no Mcf of Gas or MCFE of Injected NGLs shall be charged more than one fee pursuant to this Section 7.1(a), regardless if such Mcf or MCFE passed through a Receipt Point on more than one Plant System through the provision of the System Services hereunder.

(b) Each Month, beginning in Year 2019, Customer shall pay to Provider a fee in accordance with the terms of this Agreement for the Gas Lift Services provided by the Provider Group with respect to Customer Gas received by the Provider Group from Customer or for Customer’s account during such Month that is determined as follows: (i) the aggregate volume of Customer Gas utilizing the Gas Lift Services, stated in Mcfs, multiplied by (ii) the Gas Lift Fee.

(c) Each Month, beginning in Year 2019, Customer shall pay to Provider fees in accordance with the terms of this Agreement for the Loading Services provided by the Provider Group with respect to Customer NGLs during such Month that is determined as follows:

(i) with respect to Customer NGLs utilizing the Loading Services at the Truck Delivery Points: (A) the aggregate volume of Customer NGLs utilizing the Loading Services at the Truck Delivery Points during such Month, stated in Barrels, multiplied by (B) the Truck Loading Fee; and

(ii) with respect to Customer NGLs utilizing the Loading Services at the Rail Car Loading Points: (A) the aggregate volume of Customer NGLs utilizing the Loading Services at the Rail Car Loading Points during such Month, stated in Barrels, multiplied by (B) the Rail Loading Fee.

(d) Each Month, beginning in Year 2019, Customer shall pay to Provider a fee in accordance with the terms of this Agreement for the Transportation Services provided by the Provider Group with respect to Customer Gas received by the Provider Group from Customer or for Customer’s account during such Month that is determined as follows: (i) an amount equal to (A) the aggregate volume of Customer Gas delivered to the HNDP Fee Points during such Month, stated in Mcfs, less (B) the aggregate volume of Customer Gas utilizing the Gas Lift Services during such Month, stated in Mcfs, multiplied by (ii) the HNDP Fee.

(e) For any Quarter, beginning in Year 2019, should Customer fail to Tender an aggregate volume of Customer Gas and Customer Injected NGLs to the Provider Group at the Receipt Points equal to the MVC for such Quarter, then Customer shall pay to Provider the following fees in accordance with the terms of this Agreement as a result of such shortfall (such fee, a “Shortfall Fee”): (i) (A) the then-applicable MVC, minus (B) the aggregate volumes, stated

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

in Mcfs or MCFEs, as applicable, of Customer Gas and Customer Injected NGLs actually delivered into the Bakken System at the Receipt Points by Customer or for Customer’s account during such Quarter, minus (C) the aggregate volumes, stated in Mcfs or MCFEs, as applicable, of Dedicated Production and Customer Injected NGLs Tendered for delivery by Customer or on Customer’s account into the Bakken System at the Receipt Points during such Quarter but not received into the Bakken System by the Provider Group due to reasons of Force Majeure or curtailment, minus (D) the aggregate volumes, stated in Mcfs, of Dedicated Producer Gas not Tendered for delivery by Customer or on Customer’s account into the Bakken System at the Receipt Points during such Quarter due to reasons of a Force Majeure event affecting Customer that Provider has accepted as a Force Majeure event hereunder, multiplied by (ii) the Combined Processing Fee.

(f) Beginning in Year 2019, if the aggregate Tariff Volume Estimate contained in any Updated Development Plan is at least 15% greater than the aggregate Tariff Volume Estimate contained in the most recent, previously agreed-upon Development Plan, then the then-current Return on Capital shall be permanently increased by two percent (2%) for each 15% increase represented by such aggregate increased Tariff Volume Estimate.

(g) (x) at any time on or prior to January 15th of each Year, either Party may make an election to have the then-currently agreed Fees recalculated with respect to such Year (a “Recalculation Election”); provided, that, prior to the date such Recalculation Election is made, the Parties shall have agreed upon an Updated Development Plan for such Year or the Parties shall have been unable to agree upon an Updated Development Plan for such Year, and (y) Customer shall have the right, in accordance with Section 4.4(a)(i), to make a temporary Recalculation Election with respect to the remainder of the current Year. Upon a Recalculation Election being made pursuant to this Section 7.1(g), the Fees will be recalculated based upon such then-currently agreed Development Plan. Any such recalculation shall be based on the model attached hereto as Exhibit G-2, which takes into account:

(i) (A) the aggregate Tariff Volumes contained in a Tariff Volume Estimate that have actually been delivered by Customer into the Receipt Points, in each case, prior to such Year during the Term, and (B) with respect to Recalculation Elections related to the Fees for Year 2019 and thereafter, the aggregate Third Party Volumes contained in a Third Party Volume Estimate that have actually been delivered by Customer into the Receipt Points, in each case, prior to such Year during the Term; provided, however, that such Tariff Volumes and Third Party Volumes, in the aggregate, shall not, for purposes of the recalculation (1) exceed the applicable Dedicated Production Estimates for such Years as contained in the applicable Development Plans or (2) be deemed to be lower than the applicable MVC for such Years as contained in the applicable Development Plans;

(ii) any Committed Build-Out Costs actually incurred by Provider prior to such Year during the Term, regardless whether or not such amounts are less than, equal to or greater than the applicable Committed Build-Out Estimates for such Years;

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(iii) the Committed Build-Out Estimates contained in the then-current System Budget for the current and future Years;

(iv) the Maintenance Capital Estimates (A) for the previous Years of the Term as contained in the System Budgets applicable to such Years, and (B) contained in the then-current System Budget for the current and future Years;

(v) the Operating Expense Estimates (A) for the previous Years of the Term as contained in the System Budgets applicable to such Years, and (B) contained in the then-current System Budget for the current and future Years;

(vi) the Historical Capital Expenditures;

(vii) the Dedicated Production Estimates;

(viii) the then-current Return on Capital;

(ix) subject to the terms of Exhibit G-2, all (or, as applicable, only the applicable portion thereof that is necessary in order for Provider to provide the System Services contemplated by the applicable Development Plan and System Plan, as such portion is agreed by Provider and Customer at the time of the applicable System Acquisition) System Acquisition Costs actually incurred by Provider or its Affiliates prior to such Year during the Term, regardless whether or not such amounts are less than, equal to or greater than the applicable System Acquisition Costs Estimates for such Years;

(x) subject to the terms of Exhibit G-2, all (or, as applicable, only the applicable portion thereof that is necessary in order for Provider to provide the System Services contemplated by the applicable Development Plan and System Plan, as such portion is agreed by Provider and Customer at the time of the applicable System Acquisition) System Acquisition Costs Estimates contained in the then-current System Budget for the current and future Years; and

(xi) the percentage change, from the preceding Year, in the Consumer Price Index as published by the Department of Labor, in the subsection titled “Consumer Price Index for All Urban Consumers” (such index, the “CPI”). For purposes of any Recalculation Election and notwithstanding anything in the foregoing to the contrary, (A) no increase or decrease to any Fee resulting solely from a CPI adjustment shall exceed 3.0% for any given Year, and (B) no Fee shall ever be decreased as a result of any applicable CPI percentage change below the original amount of such Fee as set forth in Exhibit G-1 to the Original Agreement for Year 2014.

(h) Except as set forth in Section 4.4(a)(i), any Fees recalculated under Section 7.1(g) shall apply as of January 1st of the Year to which the relevant Updated Development Plan leading to such Recalculation Election first applies, and shall remain in effect for the remainder of the Term until such Fees may subsequently be re-calculated pursuant to Section 7.1(g).

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(i) Following any (i) Recalculation Election made pursuant to Section 7.1(g), (ii) determination of any Fee pursuant to Section 7.1(j) (once such Section of this Agreement becomes applicable hereunder), or (iii) other agreement by the Parties upon any changes to any Fee hereunder, whether such changes are agreed pursuant to an agreed Updated Development Plan and related updated System Plan or otherwise, in each case, the Parties shall update Exhibit G-1 to reflect such updated Fee amount(s).

(j) Notwithstanding anything in this Agreement to the contrary, effective as of the first Year of the Secondary Term:

(i) each of the Tariff Processing Fee, Rail Loading Fee, Truck Loading Fee, Gas Lift Fee and HNDP Fee hereunder shall be recalculated for each Year, effective as of January 1 of each Year, in accordance with the provisions of Exhibit G-4 attached hereto; and

(ii) the provisions of Section 5.2(b)(v)(C), Section 7.1(f), Section 7.1(g) and Section 7.1(h) shall no longer be applicable hereunder and such Sections shall be disregarded for all purposes of this Agreement.

(k) Notwithstanding anything herein to the contrary, with respect to all periods prior to January 1, 2017, the definition of “Fee” and its constituent sub-definitions contained in the Original Agreement and the Fee mechanisms set forth in Section 7.1(a) through 7.1(j) of the Original Agreement shall, in each case, remain applicable hereunder with respect to the System Services provided prior to January 1, 2017.

(l) Notwithstanding anything herein to the contrary, with respect to all periods after January 1, 2017 and prior to January 1, 2019, the definition of “Fee” and its constituent sub-definitions contained in the A&R Agreement and the Fee mechanisms set forth in Section 7.1(a) through 7.1(j) of the A&R Agreement shall, in each case, remain applicable hereunder with respect to the System Services provided during such period.

Section 7.2 Charges. Each Month, Customer shall pay to Provider an amount equal to Customer’s allocated portion of the actual costs incurred by Provider for electricity required for the ownership, maintenance and operation of the Bakken System, such allocation to be based upon the aggregate volumes of (a) Customer Gas and Customer Injected NGLs Tendered by Customer at the Receipt Points and received by the Provider Group into the Bakken System during such Month, and (b) Non-Party Gas and Non-Party Injected NGLs tendered by a Non-Party at the Receipt Points and received by the Provider Group into the Bakken System during such Month; provided, that costs for electricity required for compression will be allocated proportionately among only that Customer Gas and Non-Party Gas that require the use of such compression (such amount as allocated to Customer for a Month, the “Charges”).

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 7.3 Flaring. In the event that (a) any volume of Customer Gas (including any Customer Residue Gas) is flared after being delivered into the Bakken System, and (b) (i) such flaring was caused by the Operational Failure of the Bakken System or by the gross negligence or willful misconduct of the Provider Group, then Customer shall (A) nevertheless be entitled to count such flared volumes of Customer Gas as having been Tendered to the Bakken System for purposes of meeting any applicable MVC, and (B) shall not be required to pay any applicable Fees with respect to such flared volumes of Customer Gas (with such volumes of Gas for which Customer is not obligated to pay Fees to be reflected in the applicable Invoice for such Month), or (ii) such flaring was caused by any other reason, then Customer shall not be entitled to any credit or other reduction in Fees as a result of such flaring. Notwithstanding the above, the Parties shall use their commercially reasonable efforts to minimize overall flaring in the Bakken System.

Section 7.4 System GL&U. Customer acknowledges that certain volumetric losses and/or gains of Customer Gas and Customer Injected NGLs (and/or the resulting Customer Residue Gas and Customer NGLs) will occur even if the System Services are conducted in accordance with the provisions of Section 3.2, and such gains and/or losses attributable to System GL&U shall be shared and allocated among all customers on the Bakken System in the proportion that each such customer Tenders Gas and Injected NGLs to the Receipt Points on the Bakken System. Customer’s allocated share of the System GL&U shall be based on actual gains and losses attributable to System GL&U and shall not be subject to any minimum or maximum limits.

Section 7.5 System Fuel. Reductions in volumes of Customer Gas (including any Customer Residue Gas) due to the usage of Customer Gas as measured System Fuel shall be shared and allocated among all customers on the Bakken System in the proportion that each such customer Tenders Gas to the Receipt Points on the Bakken System. Customer’s allocated share of the System Fuel shall be based on actual usage of System Fuel and shall not be subject to any minimum or maximum limits.

Section 7.6 NGLs and Residue Gas. All NGLs and Residue Gas recovered from the operation of the Bakken System and the provision of the Processing Services that are allocated to Customer in accordance with Section 1.7 of the Operating Terms (including any System GL&U) shall, as between Provider and Customer, be the property of Customer, and Provider shall have no claim of ownership with respect thereto.

ARTICLE 8

TENDER, NOMINATION AND PROCESSING OF PRODUCTION

Section 8.1 Priority of Service.

(a) With respect to any Wholly-Owned System:

(i) all Dedicated Production Tendered to the Receipt Points on such Wholly-Owned System shall, up to an aggregate volume of **% of the then-current total capacity of such Wholly-Owned System, be entitled to Anchor Customer Firm Service;

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(ii) all Customer Gas and Customer Injected NGLs that are not Dedicated Production shall, only to the extent such volumes of Customer Gas and Customer Injected NGLs (together with all quantities of Dedicated Production Tendered to the Receipt Points on such Wholly-Owned System) are both (A) needed by Customer to fulfill the then-applicable MVC, and (B) less than or equal to **% of the then-current total capacity of such Wholly-Owned System, be entitled to Anchor Customer Firm Service; and

(iii) all Customer Gas and Customer Injected NGLs that are not Dedicated Production shall, to the extent such Customer Gas and Customer Injected NGLs (together with all other quantities of Customer Gas and Customer Injected NGLs Tendered to the Receipt Points on the TGP System, including any Dedicated Production) is in excess of the then-applicable MVC, but less than or equal to **% of the then-current total capacity of such Wholly-Owned System, be entitled to Firm Service.

(b) With respect to any Jointly-Owned System:

(i) all Dedicated Production Tendered to the Receipt Points on such Jointly-Owned System shall, up to an aggregate volume of the applicable JOS Percentage of the then-current total capacity of such Jointly-Owned System, be entitled to Anchor Customer Firm Service;

(ii) all Customer Gas and Customer Injected NGLs that are not Dedicated Production shall, only to the extent such volumes of Customer Gas and Customer Injected NGLs (together with all quantities of Dedicated Production Tendered to the Receipt Points on such Jointly-Owned System) are both (A) needed by Customer to fulfill the then-applicable MVC, and (B) less than or equal to the applicable JOS Percentage of the then-current total capacity of such Jointly-Owned System, be entitled to Anchor Customer Firm Service; and

(iii) all Customer Gas and Customer Injected NGLs that are not Dedicated Production shall, to the extent such Customer Gas and Customer Injected NGLs (together with all other quantities of Customer Gas and Customer Injected NGLs Tendered to the Receipt Points on such Jointly-Owned System, including any Dedicated Production) is in excess of the then-applicable MVC, but less than or equal to the applicable JOS Percentage of the then-current total capacity of such Jointly-Owned System, be entitled to Firm Service.

(c) All Customer Gas and Customer Injected NGLs not described in subsections (a) and (b) above shall only be entitled to Interruptible Service.

Section 8.2 Governmental Action. In the event any Governmental Authority issues an order requiring the Provider Group to allocate capacity on any portion of the Bakken System (including any Plant System) to another customer, the Provider Group shall do so by (a) first, reducing Hydrocarbons entitled to Interruptible Service, (b) second, reducing Hydrocarbons

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

entitled to Firm Service, and shall only curtail Hydrocarbons entitled to Firm Service (which curtailment shall be done in accordance with Section 8.5) to the extent necessary to allocate such capacity as required by the Governmental Authority to such other customer, after complete curtailment of Interruptible Service, and (c) third, reducing Hydrocarbons entitled to Anchor Customer Firm Service, and shall only curtail Hydrocarbons entitled to Anchor Customer Firm Service (which curtailment shall be done in accordance with Section 8.5) to the extent necessary to allocate such capacity as required by the Governmental Authority to such other customer, after complete curtailment of Interruptible Service and Firm Service. In such event Provider shall not be in breach or default of its obligations under the Agreement and shall have no liability to Customer in connection with or resulting from any such curtailment; provided, however, that Provider shall, at Customer’s request, temporarily release from the dedication under this Agreement all of Customer’s volumes of Dedicated Production (including the resulting Customer Residue Gas and Customer NGLs) interrupted or curtailed as the result of such allocation, but only for the duration of such mandated allocation. Notwithstanding the foregoing, should any Governmental Authority issue an order requiring the Provider Group to allocate capacity on any portion of the Bakken System (including any Plant System) to a customer other than Customer (i) but (A) such mandated allocation does not affect all Plant Systems, and (B) sufficient capacity exists on the non-affected Plant System(s) to service the curtailed volumes, then Provider shall be entitled to provide such System Services to Customer hereunder on such other Plant System(s) and Customer shall not be entitled to any release from dedication or other remedies hereunder with respect to such curtailment, and (ii) Provider agrees to use its commercially reasonable efforts to cooperate with, and support, Customer in such actions that Customer may in good faith take against such Governmental Authority and/or order; provided, however, that Provider and its subsidiaries shall not be required to cooperate in any such undertaking that Provider, in its good faith opinion, believes would materially and adversely affect the Provider Group or any Plant System.

Section 8.3 Tender of Dedicated Production, Customer Injected NGLs and Additional Gas. Subject to Article 14 and all applicable Laws, each Day during the Term Customer shall Tender to the Bakken System at each applicable Receipt Point all of the Dedicated Production and Customer Injected NGLs available to Customer at such Receipt Point up to the applicable capacity of such Receipt Point. Customer shall have the right to Tender to the Provider Group for System Services under this Agreement Additional Gas; provided that, subject to Section 8.1, any such Additional Gas shall only be entitled to Interruptible Service unless otherwise agreed in writing by the Parties.

Section 8.4 Nominations, Scheduling and Curtailment. Nominations and scheduling of Hydrocarbons available for, and interruptions, Bypass and curtailment of, System Services under this Agreement shall be performed in accordance with the applicable Operating Terms set forth in Appendix I.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 8.5 Suspension/Shutdown of Service.

(a) During any period when all or any portion of the Bakken System is shut down or curtailed because of necessary maintenance, repairs or modifications or Force Majeure or because such curtailment or shutdown is necessary to avoid injury or harm to persons, property, the environment, or the integrity of the Bakken System (including due to reaching the capacity limits of any portion of the Bakken System), receipts and/or deliveries of Customer Gas and/or Customer Injected NGLs (including the resulting Customer Residue Gas and Customer NGLs) may be curtailed as set forth in Section 1.5 of the Operating Terms. In such cases, Provider shall have no liability to Customer, except to the extent such shut down is caused by the gross negligence or willful misconduct of the Provider Group (and then Provider shall have liability only to the extent of such gross negligence or willful misconduct).

(b) The Provider Group shall have the right to curtail or interrupt receipts and deliveries of Gas and/or Injected NGLs (including the resulting Residue Gas and NGLs) for brief periods to perform necessary maintenance of and repairs or modifications to (including modifications required to perform its obligations under this Agreement) the Bakken System; provided, however, that Provider shall use its commercially reasonable efforts to (i) coordinate its maintenance, repair, and modification operations on the Bakken System with the operations of Customer and (ii) schedule maintenance, repair, and modification operations on the Bakken System so as to avoid or minimize, to the greatest extent possible, service curtailments or interruptions on the Bakken System. Provider shall provide Customer with (A) 60 Days prior Notice of any upcoming normal and routine maintenance, repair, and modification projects that the Provider Group have planned that would result in a curtailment or interruption of Customer’s deliveries of Customer Gas and/or Customer Injected NGLs (including the resulting Customer Residue Gas and Customer NGLs) on any Plant System and the estimated time period for such curtailment or interruption, whether or not such maintenance, repair or modifications activities are contained in the then-current System Budget, and (B) Notice of any amendment, modification or other change to the schedule of maintenance, repair or modifications activities contained in the then-current System Budget.

(c) It is specifically understood by Customer that operations and activities on facilities upstream or downstream of the Bakken System beyond Provider’s control may impact operations on the Bakken System, and the Parties agree that Provider shall have no liability therefor unless any such impact was caused by the gross negligence or willful misconduct of the Provider Group (and then Provider shall have liability only to the extent of such gross negligence or willful misconduct).

(d) Customer is required to obtain, maintain or otherwise secure capacity on or into the Downstream Facilities applicable to each Delivery Point that is sufficient to accommodate the volumes of Customer Residue Gas and/or Customer NGLs that were Nominated by Customer to such Delivery Points. Notwithstanding the provisions of Section 8.6, should Customer fail to arrange such adequate downstream transportation, the Provider Group may (i) cease receipts of Customer Gas and/or Customer Injected NGLs at the Receipt Points, or (ii) may continue receipts of Customer Gas and/or Customer Injected NGLs at the Receipt Points and then deliver and sell any Residue Gas or NGLs allocable to such Customer Gas and/or Customer Injected NGLs to any purchaser at its sole discretion, accounting to Customer for the net value received from the sale of such Hydrocarbons (after costs of transportation, taxes, and other costs of marketing).

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(e) If at any time the Provider Group interrupts or curtails receipts and deliveries of Customer Gas and/or Customer Injected NGLs pursuant to this Section 8.5 (other than Section 8.5(d)) for a period of 30 consecutive Days, then, at Customer’s written request, the affected volumes of Dedicated Production shall be temporarily released from dedication to this Agreement for a period commencing as of the date of such request and ending as of the next first Day of a Month following the expiration date of Customer’s mitigating commercial arrangement for such Dedicated Production; provided that, in any event, such period shall end no more than 180 Days following Customer’s receipt of Notice from Provider that such receipts and deliveries are no longer interrupted or curtailed; provided, further, however, that if (i) such interruption or curtailment does not affect all Plant Systems, and (ii) sufficient capacity exists on the non-affected Plant System(s) to service the curtailed or interrupted volumes, then Provider shall be entitled to provide such System Services to Customer hereunder on such other Plant System(s) and Customer shall not be entitled to any release from dedication or other remedies hereunder with respect to such curtailment or interruption.

Section 8.6 Hydrocarbon Marketing and Transportation. As between the Parties, Customer shall be solely responsible for, and shall make all necessary arrangements at and downstream of the Delivery Points for, receipt, further transportation, processing, and marketing of Customer Residue Gas and Customer NGLs.

Section 8.7 Downstream Delivery Points. Provider shall use commercially reasonable efforts to maintain (or caused to be maintained) all interconnect and operating agreements with Non-Parties reasonably necessary to facilitate the redelivery of Customer Residue Gas and Customer NGLs to Customer at the Delivery Points, and shall act as a reasonable and prudent operator in such efforts.

Section 8.8 Loading Point Vetting. Customer shall have the obligation to ensure that procedures are in place such that all trucks and rail cars receiving Customer NGLs at a Loading Point meet the Applicable Requirements and all Plant Rules. Provider shall advise Customer of such standards and any changes thereto.

ARTICLE 9

QUALITY AND PRESSURE SPECIFICATIONS

Section 9.1 Quality Specifications. All Gas and Injected NGLs delivered at the Receipt Points by Customer to the Provider Group shall meet the applicable quality specifications set forth in Section 1.1 of the Operating Terms.

(a) Provided that Customer Gas and Customer Injected NGLs delivered to the Receipt Points complies with the applicable quality specifications set forth in Section 1.1 of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms), all Customer

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Residue Gas and Customer NGLs that are redelivered at the Delivery Points by the Provider Group to Customer shall meet the quality specifications of the applicable Downstream Facilities at the relevant Delivery Points; provided, however, that in the event any such quality specifications of the applicable Downstream Facilities change from and after the date of this Agreement, Provider’s obligations under this Section 9.1(a) shall be subject to the provisions of Section 1.1(b) of the Operating Terms.

(b) The Parties recognize and agree that Customer Gas and Customer Injected NGLs received into the Bakken System may be commingled with other Gas and Injected NGL receipts and, subject to Provider’s obligation set forth in Section 9.1(a), (i) such Hydrocarbons shall be subject to such changes in quality, composition and other characteristics as may result from such commingling, and (ii) the Provider Group shall have no other obligation to Customer associated with changes in quality of Hydrocarbons as the result of such commingling.

Section 9.2 Pressure. Customer shall Tender or cause to be Tendered Customer Gas and Customer Injected NGLs to each applicable Receipt Point at sufficient pressure to enter the Bakken System against its contractual operating pressure, but not in excess of the maximum operating pressure for such Receipt Point. The Provider Group shall redeliver Customer Residue Gas and Customer NGLs at each applicable Delivery Point at pressures not in excess of the maximum operating pressure for such Delivery Point.

(a) Customer shall have the means to ensure that Customer Gas and Customer Injected NGLs are prevented from entering the Bakken System at pressures in excess of the applicable maximum operating pressure, and Provider shall have the obligation and right to restrict the flow of Gas and Injected NGLs into the Bakken System to protect the Bakken System from over pressuring.

(b) Provider’s obligation to redeliver Customer Residue Gas and Customer NGLs to a given Delivery Point shall, subject to Provider’s compliance with Section 8.7, be subject to the operational limitations of the Downstream Facility receiving such Customer Residue Gas or Customer NGLs, including the Downstream Facility’s capacity, measurement capability, operating pressures and any operational balancing agreements as may be applicable.

ARTICLE 10

TERMINATION

Section 10.1 Termination.

(a) This Agreement may be terminated in its entirety as follows:

(i) by Provider upon written Notice to Customer, if Customer fails to pay pursuant to Section 12.2 any Invoice rendered pursuant to Section 12.1 and such failure is not remedied within 30 Days of written Notice of such failure to Customer by Provider;

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(ii) by one Party upon written Notice to the other Party, if such second Party fails to perform or comply with any material warranty, covenant or obligation contained in this Agreement (other than (A) as provided above in Section 10.1(a)(i), (B) for reasons of Force Majeure in accordance with Article 14, or (C) with respect to any material warranty, covenant or obligation contained in this Agreement for which this Agreement expressly sets forth a specific remedy or consequence (other than termination) as a result of any breach of, or failure to comply with, such material warranty, covenant or obligation), and such failure has not been remedied within 60 Days after receipt of written Notice from the non-defaulting Party of such failure; provided, however, that if such failure to perform or comply with any material warranty, covenant or obligation affects only a certain Plant System (or Plant Systems), and does not affect all Plant Systems or the Bakken System as a whole, then any such termination pursuant to this Section 10.1(a)(ii) shall only be in respect of the affected Plant System(s) and the remainder of this Agreement shall continue in full force and effect with regard to all other Plant Systems and the remainder of the Bakken System other than those specifically implicated in such termination;

(iii) by Provider upon written Notice to Customer, if Customer or Customer Parent (A) makes an assignment or any general arrangement for the benefit of creditors, (B) files a petition or otherwise commences, authorizes, or acquiesces in the commencement of a proceeding or cause under any bankruptcy or similar Law for the protection of creditors or has such petition filed or proceeding commenced against either of them, or (C) otherwise becomes bankrupt or insolvent (however evidenced);

(iv) by Provider upon written Notice to Customer pursuant to the provisions of Section 15.4(c); and

(v) by Provider upon written Notice to Customer pursuant to the provisions of Section 18.2.

(b) This Agreement may be terminated with respect to any Plant System if such Plant System is Uneconomic during any six consecutive Months, by Provider upon written Notice to Customer delivered within 180 Days following the end of such sixth consecutive Month.

(i) As used herein, “Uneconomic” means that (A) the total direct operating costs and expenses incurred by Provider in the operation of such Plant System (including general and administrative expenses, insurance costs and any out of pocket repair and/or maintenance costs and expenses) exceeds (B) the total net revenues received by Provider for the operation of such Plant System, all as determined in accordance with United States generally accepted accounting principles.

(ii) Should Provider reasonably believe that any Plant System will be Uneconomic for more than three consecutive Months, Provider shall advise Customer of such belief and shall provide Customer with supporting documentation reasonably necessary to confirm such Uneconomic status.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(iii) Promptly following Provider advising Customer of such potential Uneconomic status, the Parties shall meet to discuss Provider’s belief and related calculations and any measures that may be taken by the Parties to mitigate and/or reverse the Uneconomic status of such Plant System.

(iv) Should (A) the Parties fail to reach agreement upon any such appropriate mitigation measures prior to the date upon which Provider would otherwise be entitled to terminate this Agreement pursuant to this Section 10.1(b), (B) the Parties reasonably believe that agreement upon such mitigation measures will nevertheless be possible, and (C) Customer makes Provider whole during any such Uneconomic periods occurring during such negotiation period such that, due to Customer’s payment efforts, the operation of such Plant System is not Uneconomic to Provider (whether through Customer paying of the operating costs of such Plant System or otherwise), then for so long as subparts (B) and (C) of this Section 10.1(b)(iv) remain true, Provider shall not be entitled to exercise its termination rights pursuant to this Section 10.1(b).

(v) Upon the implementation of any such mitigating measures hereunder, should (A) the Uneconomic condition cease to exist for three consecutive Months, and (B) the reversion of any such mitigating measures not be reasonably likely to cause such Uneconomic condition to return, then any terms of this Agreement affected by such mitigating measures will revert back to the terms in effect prior to Provider’s declaration of Uneconomic status pursuant to this Section 10.1(b).

Section 10.2 Effect of Termination or Expiration of the Term.

(a) Upon the end of the Term (whether pursuant to a termination pursuant to Section 10.1(a) or otherwise), this Agreement shall forthwith become void and the Parties shall have no liability or obligation under this Agreement, except that (i) the termination of this Agreement shall not relieve any Party from any expense, liability or other obligation or remedy therefor which has accrued or attached prior to the date of such termination, and (ii) the provisions of Section 16.2 through Section 16.5, and Article 19 (other than Section 19.3), and such portions of Appendix II as are necessary to give effect to the foregoing, shall, in each case, survive such termination and remain in full force and effect indefinitely.

(b) Upon the termination of this Agreement with respect to a certain Plant System pursuant to Section 10.1(a)(ii) or Section 10.1(b), this Agreement shall, only with respect to such Plant System(s), forthwith become void and, subject to Section 10.3, the Parties shall have no liability or obligation under this Agreement with respect to such Plant System(s), except that (i) the termination of this Agreement with respect to such Plant System(s) shall not relieve any Party from any expense, liability or other obligation or remedy therefor which has accrued or attached prior to the date of such termination with respect to such Plant System(s), and (ii) the provisions of Section 16.2 through Section 16.5 shall survive such termination and remain in full force and effect indefinitely with respect to such Plant System(s).

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 10.3 Damages for Early Termination. If a Party terminates this Agreement pursuant to Section 10.1(a)(i), Section 10.1(a)(ii) (in whole or only in respect of the specific Plant System(s)), Section 10.1(a)(iii), or Section 10.1(a)(v), then such terminating Party may pursue any and all remedies at law or in equity for its claims resulting from such termination, subject to Section 16.4.

ARTICLE 11

TITLE AND CUSTODY

Section 11.1 Title. A Nomination (or Tendering without a Nomination) of Gas or Injected NGLs by Customer shall be deemed a warranty of title to such Gas or Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom) by Customer, or a warranty of the right of Customer to deliver such Gas or Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom) for processing and fractionation under this Agreement. By Nominating Gas and/or Injected NGLs for delivery into the Bakken System at the Receipt Point(s), Customer also agrees to indemnify, defend and hold the Provider Indemnified Parties harmless from any and all Losses resulting from any claims by a Non-Party of title or rights to such Gas or Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom), other than any claims arising out of Provider’s breach of its warranty made in the succeeding sentence of this Section 11.1. By receiving Customer Gas and/or Customer Injected NGLs at the Receipt Points, Provider (a) warrants to Customer that the Provider Group has the right to accept and redeliver such Gas or Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom), less any System Fuel and Losses, free and clear of any title disputes, liens or encumbrances arising by, through or under Provider, but not otherwise, and (b) agrees to indemnify, defend and hold the Customer Indemnified Parties harmless from any and all Losses resulting from title disputes, liens or encumbrances arising by, through or under the Provider Group, but not otherwise. Title to Customer’s share of System Fuel and Losses shall be transferred to Provider at the Receipt Points. Title to any water, contaminants, inerts or other components of Customer Gas or Customer Injected NGLs that are removed pursuant to the System Services and not returned to Customer or for its account under this Agreement shall transfer to Provider at the Receipt Points.

Section 11.2 Custody. From and after the delivery of Customer Gas or Customer Injected NGLs to Provider at the Receipt Point(s), until the Provider Group’s redelivery of Customer Residue Gas and/or Customer NGLs resulting from such Customer Gas to or for Customer’s account at the applicable Delivery Point(s), as between the Parties, Provider shall have custody and control of such Hydrocarbons. In all other circumstances, as between the Parties, Customer shall be deemed to have custody and control of such Hydrocarbons.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ARTICLE 12

BILLING AND PAYMENT

Section 12.1 Invoices. On or before the 25th Day of each Month, Provider will render to Customer an invoice (each, an “Invoice”) for all Fees (including the calculations thereof) owed for System Services provided to Customer for the preceding Month, all Charges attributable to the preceding Month and any other amounts as may be due under this Agreement for the preceding Month, net of (a) any deductions to which Customer is entitled in respect of flaring in accordance with Section 7.3, and (b) any other credits or deductions to which Customer is entitled hereunder, including any MVC Shortfall Credit. Each Invoice shall also contain the volumes of all System Fuel and Losses allocated to Customer in accordance with this Agreement. Provider shall include with each Invoice such information in its possession as is reasonably sufficient to explain and support both the amounts due and any adjustments to amounts previously invoiced.

Section 12.2 Payments. Unless otherwise agreed by the Parties, payments of amounts included in any Invoice delivered pursuant to this Agreement shall be due and payable, in accordance with each Invoice’s instructions, on or before the later of (a) the last Day of each Month, and (b) the date that is ten Business Days after Customer’s receipt of the applicable Invoice. All payments by Customer under this Agreement shall be made by electronic funds transfer of immediately available funds to the account designated by Provider in the applicable Invoice. Any amounts not paid by the due date will be deemed delinquent and will accrue interest at the Interest Rate, such interest to be calculated from and including the due date but excluding the date the delinquent amount is paid in full. All Invoices shall be paid in full, but payment of any disputed amount shall not waive the payor’s right to dispute the Invoice in accordance with this Section 12.2. Customer may, in good faith (i) dispute the correctness of any Invoice or any adjustment to an Invoice rendered under this Agreement or (ii) request an adjustment of any Invoice for any arithmetic or computational error, in each case, within 24 Months following the date on which the applicable Invoice (or adjustment thereto) was received by Customer. Any dispute of an Invoice by Customer or Invoice adjustment requested by Customer shall be made in writing and shall state the basis for such dispute or adjustment. Upon resolution of the dispute, any required payment shall be made within ten Business Days of such resolution, along with interest accrued at the Interest Rate from and including the due date but excluding the date paid.

Section 12.3 Audit. Each Party has the right, at its sole expense and during normal working hours, to examine the records of the other Party to the extent reasonably necessary to verify the accuracy of any statement, charge or computation made pursuant to the provisions of this Agreement. The scope of such examination will be limited to the previous 24 Months calculated following the end of the Month in which such Notice of audit, statement, charge or computation was presented. No Party shall have the right to conduct more than one audit during any Year. If any such examination reveals any inaccuracy in any statement or charge, the necessary adjustments in such statement or charge and the payments necessitated thereby shall be made within ten Business Days of resolution of the inaccuracy. This Section 12.3 will survive any termination of the Agreement for the later of (a) a period of 24 Months from the end of the Month in which the date of such termination occurred and (b) until a dispute initiated within such 24 Month period is finally resolved, in each case for the purpose of such statement and payment objections.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ARTICLE 13

REMEDIES

Section 13.1 Suspension of Performance; Release from Dedication.

(a) If Customer fails to pay pursuant to Section 12.2 any Invoice rendered pursuant to Section 12.1 and such failure is not remedied within five Business Days of written Notice of such failure to Customer by Provider, Provider shall have the right to suspend performance under this Agreement until such amount, including interest at the Interest Rate, is paid in full.

(b) In the event a Party fails to perform or comply with any material warranty, covenant or obligation contained in this Agreement (other than as provided in Section 13.1(a)), and such failure has not been remedied within 30 Days after receipt of written Notice from the other Party of such failure, then the non-defaulting Party shall have the right to suspend its performance under this Agreement; provided, however, that if such failure to perform or comply with any material warranty, covenant or obligation affects only a certain Plant System (or Plant Systems), and does not affect all Plant Systems or the Bakken System as a whole, the non-defaulting Party shall only have the right to suspend its performance under this Agreement with regard to such affected Plant System(s). If Customer elects to suspend performance as the result of Provider’s uncured material default, then the Dedicated Production affected by such default shall be deemed to be temporarily released from the terms of this Agreement during the period of such suspension of performance.

Section 13.2 No Election. In the event of a default by a Party under this Agreement, the other Party shall be entitled in its sole discretion to pursue one or more of the remedies set forth in this Agreement, or such other remedy as may be available to it under this Agreement, at Law or in equity, subject, however, to the limitations set forth in Article 16. No election of remedies shall be required or implied as the result of a Party’s decision to avail itself of any remedy under this Agreement.

ARTICLE 14

FORCE MAJEURE

Section 14.1 Events of Force Majeure. An event of “Force Majeure” means, an event that (a) is not within the reasonable control of the Party claiming suspension (the “Claiming Party”), (b) that prevents the Claiming Party’s performance or fulfillment of any obligation of the Claiming Party under this Agreement (other than the payment of money), and (c) that by the exercise of due diligence the Claiming Party is unable to avoid or overcome in a reasonable manner. An event of Force Majeure includes, but is not restricted to: (i) acts of God; (ii) wars (declared or undeclared); (iii) insurrections, hostilities, riots, industrial disturbances, blockades or civil disturbances; (iv) epidemics, landslides, lightning, earthquakes, washouts, floods, fires, storms or storm warnings; (v) acts of a public enemy, acts of terror, or sabotage; (vi) explosions, breakage or accidents to machinery or lines of pipe; (vii) hydrate obstruction or blockages of any kind of lines of pipe; (viii) freezing of wells or delivery facilities, partial or entire failure of wells, and other events beyond the reasonable control of Customer that affect the timing of production

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

or production levels; (ix) mining accidents, subsidence, cave-ins and fires; and (x) action or restraint by any Governmental Authority (so long as the Claiming Party has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint). Notwithstanding anything herein to the contrary, an event of Force Majeure specifically excludes the following occurrences or events: (A) the loss, interruption, or curtailment of interruptible transportation on any Downstream Facility necessary to take delivery of Customer Residue Gas or Customer NGLs at any Delivery Point, unless and only to the extent the same event also curtails firm transportation at the same Delivery Point; (B) increases or decreases in Customer Gas or Customer Injected NGL supply (other than any such increase or decrease caused by the actions described in subpart (x) above), allocation or reallocation of Customer Gas or Customer Injected NGL production by the applicable well operators; (C) loss of markets; (D) loss of supply of equipment or materials; (E) failure of specific, individual wells or appurtenant facilities in the absence of an event of Force Majeure broadly affecting other wells in the same geographic area; and (F) price changes due to market conditions with respect to the purchase or sale of Hydrocarbons or the economics associated with the delivery, connection, receipt, gathering, compression, dehydration, treatment, processing, fractionation, transportation or redelivery of such Hydrocarbons.

Section 14.2 Actions. If either Provider or Customer is rendered unable by an event of Force Majeure to carry out, in whole or part, its obligations under this Agreement and such Claiming Party gives Notice and reasonably full details of the event to the other Party as soon as practicable after the occurrence of the event, then, during the pendency of such Force Majeure, but only during that period, the obligations of the Claiming Party shall be canceled or suspended, as applicable, to the extent required; provided, however, that notwithstanding anything in the foregoing to the contrary, neither Party shall be relieved from any indemnification obligation or any obligation to make any payments hereunder as the result of Force Majeure, regardless which Party is affected. The Claiming Party shall use commercially reasonable efforts to remedy the Force Majeure condition with all reasonable dispatch, shall give Notice to the other Party of the termination of the Force Majeure, and shall resume performance of any suspended obligation promptly after termination of such Force Majeure. If the Claiming Party is Customer and such Force Majeure is an event affecting a Delivery Point (but not all Delivery Points), such commercially reasonable efforts shall require, to the extent of capacity available to Customer at the applicable Downstream Facilities, Customer to Nominate Customer Residue Gas or Customer NGLs for redelivery at those Delivery Points not affected by such Force Majeure. For the avoidance of doubt, if and to the extent Provider is delayed in completing any Committed Build-Outs or System Acquisitions by a Force Majeure event, then the Target Completion Date applicable thereto shall be extended for a period of time equal to that during which such obligations of Provider were delayed by such events.

Section 14.3 Strikes, Etc. The settlement of strikes or lockouts shall be entirely within the discretion of the Claiming Party, and any obligation hereunder to remedy a Force Majeure event shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing Person(s) when such course is inadvisable in the sole discretion of the Claiming Party.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ARTICLE 15

REPRESENTATIONS AND COVENANTS

Section 15.1 Party Representations.

(a) Each Party represents and warrants to the other Party as follows: (i) there are no suits, proceedings, judgments, or orders by or before any Governmental Authority that materially adversely affect (A) its ability to perform its obligations under this Agreement or (B) the rights of the other Parties hereunder, (ii) it is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its formation, and it has the legal right, power and authority and is qualified to conduct its business, and to execute and deliver this Agreement and perform its obligations hereunder, (iii) the making and performance by it of this Agreement is within its powers, and have been duly authorized by all necessary action on its part, (iv) this Agreement constitutes a legal, valid, and binding act and obligation of it, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other Laws affecting creditors’ rights generally, and with regard to equitable remedies, to the discretion of the court before which proceedings to obtain same may be pending, and (v) there are no bankruptcy, insolvency, reorganization, receivership or other arrangement proceedings pending or being contemplated by it.

(b) Customer represents and warrants to Provider that, during the Term, Customer has the sole and exclusive right to purchase all Gas owned or Controlled by Producer and produced from those oil and gas properties located in the Dedicated Area that are operated by Producer, or that are not operated by Producer, but from which Producer has elected to take its applicable production in-kind (such right, collectively, the “Exclusive Producer Purchase Right”).

Section 15.2 Joint Representations. Customer and Provider jointly acknowledge and agree that (a) the movement of Customer Gas and Customer Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom) on the Bakken System under this Agreement constitutes (and is intended to constitute for purposes of all applicable Laws) a movement of Customer Gas and Customer Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom), in each case, that is not subject to the jurisdiction of the Federal Energy Regulatory Commission pursuant to the Natural Gas Act or Section 311 of the Natural Gas Policy Act, (b) the Fees have been freely negotiated and agreed upon as a result of good faith negotiations and are not discriminatory or preferential, but are just, fair, and reasonable in light of the Parties’ respective covenants and undertakings herein during the term of this Agreement, and (c) neither Customer nor Provider had an unfair advantage over the other during the negotiation of this Agreement.

Section 15.3 Applicable Laws. This Agreement is subject to all valid present and future Laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the System Services performed under this Agreement or the Bakken System and other facilities utilized under this Agreement.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 15.4 Government Authority Modification. It is the intent of the Parties that the rates and terms and conditions established by any Governmental Authority having jurisdiction shall not alter the rates or terms and conditions set forth in this Agreement. If any Governmental Authority having jurisdiction modifies the rates or terms and conditions set forth in this Agreement, then (in addition to any other remedy available to the Parties at Law or in equity):

(a) the Parties hereby agree to negotiate in good faith to enter into such amendments to this Agreement and/or a separate arrangement in order to give effect, to the greatest extent possible, to the rates and other terms and conditions set forth in this Agreement;

(b) the Parties agree to vigorously defend and support in good faith the enforceability of the rates and terms and conditions of this Agreement; and

(c) in the event that the Parties are not successful in accomplishing the objectives set forth in (a) and (b) above such that, following the failure to accomplish such objectives, Provider is not in substantially the same economic position as it was prior to any such regulation, then Provider may terminate this Agreement upon the delivery of written Notice of termination to Customer.

Section 15.5 Taxes. Customer shall pay or cause to be paid, and agrees to indemnify and hold harmless Provider and its Affiliates from and against the payment of, all excise, gross production, severance, sales, occupation, and all other taxes, charges, or impositions of every kind and character required by statute or by any Governmental Authority with respect to Customer Gas and the handling thereof prior to receipt thereof by Provider at the Receipt Points. Subject to Section 15.4, Provider shall pay or cause to be paid all taxes and assessments, if any, imposed upon Provider for the activity of processing, treating and/or fractionating, as applicable, Customer Gas and Customer Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom) after receipt at the Receipt Points and prior to redelivery thereof by Provider at the Delivery Points. Provider shall refund to Customer any tax paid on Customer’s behalf (a) that is successfully disputed, and (b) for which Provider has actually received a refund.

Section 15.6 Exclusive Producer Purchase Right. Customer covenants and agrees that, during the Term, it shall not, without the prior written consent of Provider (such consent to be given or withheld in Provider’s sole discretion), materially alter, modify or amend the Exclusive Producer Purchase Right, including any contract or other arrangement forming a part of such right (and shall not commit or agree to do so), in any manner that would adversely affect the volumes of Gas (a) to which Customer is entitled pursuant to the Exclusive Producer Purchase Right, or (b) delivered to Provider by Customer hereunder.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ARTICLE 16

INDEMNIFICATION AND INSURANCE

Section 16.1 Custody and Control Indemnity. EXCEPT FOR LOSSES COVERED BY THE INDEMNITIES IN SECTION 11.1, THE PARTY HAVING CUSTODY AND CONTROL OF HYDROCARBONS UNDER THE TERMS OF SECTION 11.2 SHALL BE RESPONSIBLE FOR AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY AND SUCH OTHER PARTY’S INDEMNIFIED PARTIES FROM AND AGAINST EACH OF THE FOLLOWING: (A) ANY LOSSES ASSOCIATED WITH ANY PHYSICAL LOSS OF SUCH HYDROCARBONS (OTHER THAN SYSTEM FUEL AND LOSSES), INCLUDING THE VALUE OF SUCH LOST HYDROCARBONS, AND (B) ANY DAMAGES RESULTING FROM THE RELEASE OF ANY SUCH HYDROCARBONS; PROVIDED, HOWEVER, THAT NO INDEMNIFIED PERSON OR A MEMBER OF SUCH INDEMNIFIED PERSON’S INDEMNIFIED PARTIES SHALL BE ENTITLED TO INDEMNIFICATION PURSUANT TO THIS Section 16.1 WITH RESPECT TO ITS OWN NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 16.2 Customer Indemnification. SUBJECT TO Section 16.1, CUSTOMER AGREES TO AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS PROVIDER, AND PROVIDER’S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, PARENT, AFFILIATES AND SUBSIDIARIES (ALL OF THE FOREGOING, THE “Provider Indemnified Parties”), FROM AND AGAINST ALL LOSSES WHICH IN ANY WAY RESULT FROM ANY OF THE FOLLOWING: (A) THE OWNERSHIP, DESIGN, CONSTRUCTION, MAINTENANCE OR OPERATION OF CUSTOMER’S FACILITIES AND/OR ANY TRUCKS OR TRAINS UTILIZED BY CUSTOMER FOR DELIVERING CUSTOMER HYDROCARBONS TO A RECEIPT POINT OR DELIVERING CUSTOMER HYDROCARBONS FROM A DELIVERY POINT; PROVIDED, HOWEVER, THAT NO MEMBER OF THE PROVIDER INDEMNIFIED PARTIES SHALL BE ENTITLED TO INDEMNIFICATION PURSUANT TO THIS SECTION 16.2 WITH RESPECT TO THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF THE PROVIDER INDEMNIFIED PARTIES, (B) ANY CUSTOMER GAS OR CUSTOMER INJECTED NGLS DELIVERED INTO THE BAKKEN SYSTEM THAT DO NOT MEET THE QUALITY SPECIFICATIONS SET FORTH IN SECTION 1.1(A) OF THE OPERATING TERMS (AS REVISED IN ACCORDANCE WITH SECTION 1.1(B) OF THE OPERATING TERMS), AND (C) THE PAYMENT OR CALCULATION OF ANY PROCEEDS, ROYALTIES OR OTHER BURDENS ON PRODUCTION DUE BY ANY PRODUCER TO APPLICABLE LESSORS, LANDOWNERS, ROYALTY HOLDERS OR OTHER INTEREST HOLDERS (INCLUDING CO-OWNERS OF WORKING INTERESTS), AS APPLICABLE, WITH RESPECT TO ANY GAS OR INJECTED NGLS DELIVERED INTO THE BAKKEN SYSTEM BY OR ON BEHALF OF CUSTOMER.

Section 16.3 Provider Indemnification. SUBJECT TO Section 16.1 AND Section 16.5, PROVIDER AGREES TO AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS CUSTOMER, AND CUSTOMER’S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, PARENT, AFFILIATES AND SUBSIDIARIES, (ALL OF THE FOREGOING, THE “Customer Indemnified Parties”) FROM AND AGAINST ALL LOSSES WHICH IN ANY WAY RESULT FROM THE OWNERSHIP, DESIGN, CONSTRUCTION, MAINTENANCE OR OPERATION OF THE BAKKEN SYSTEM; PROVIDED, HOWEVER, THAT NO

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

MEMBER OF THE CUSTOMER INDEMNIFIED PARTIES SHALL BE ENTITLED TO INDEMNIFICATION PURSUANT TO THIS SECTION 16.3 WITH RESPECT TO (A) THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF THE CUSTOMER INDEMNIFIED PARTIES, OR (B) ANY CUSTOMER GAS DELIVERED INTO THE BAKKEN SYSTEM THAT DOES NOT MEET THE QUALITY SPECIFICATIONS SET FORTH IN SECTION 1.1(A) OF THE OPERATING TERMS (AS REVISED IN ACCORDANCE WITH SECTION 1.1(B) OF THE OPERATING TERMS).

Section 16.4 Actual Direct Damages. A PARTY’S (OR A MEMBER OF SUCH PARTY’S INDEMNIFIED PARTIES’) DAMAGES RESULTING FROM A BREACH OR VIOLATION OF ANY REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR CONDITION CONTAINED IN THIS AGREEMENT OR ANY ACT OR OMISSION ARISING FROM OR RELATED TO THIS AGREEMENT SHALL BE LIMITED TO ACTUAL DIRECT DAMAGES AND SHALL NOT INCLUDE ANY OTHER LOSS OR DAMAGE, INCLUDING INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, PRODUCTION, OR REVENUES, AND EACH PARTY EXPRESSLY RELEASES THE OTHER PARTY AND THE MEMBERS OF SUCH OTHER PARTY’S INDEMNIFIED PARTIES FROM ALL SUCH CLAIMS FOR LOSS OR DAMAGE OTHER THAN ACTUAL DIRECT DAMAGES; PROVIDED, THAT LIMITATION TO DIRECT DAMAGES ONLY SHALL NOT APPLY TO ANY DAMAGE, CLAIM OR LOSS ASSERTED BY OR AWARDED TO THIRD PARTIES AGAINST A PARTY AND FOR WHICH THE OTHER PARTY WOULD OTHERWISE BE RESPONSIBLE UNDER THIS AGREEMENT.

Section 16.5 Penalties. EXCEPT FOR INSTANCES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY PROVIDER, CUSTOMER SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD PROVIDER AND THE PROVIDER INDEMNIFIED PARTIES HARMLESS FROM ANY LOSSES, INCLUDING ANY SCHEDULING PENALTIES OR MONTHLY BALANCING PROVISIONS, IMPOSED BY A DOWNSTREAM FACILITY IN ANY TRANSPORTATION CONTRACTS OR SERVICE AGREEMENTS ASSOCIATED WITH, OR RELATED TO, CUSTOMER GAS OR CUSTOMER INJECTED NGLS (INCLUDING ANY CUSTOMER RESIDUE GAS OR CUSTOMER NGLS RESULTING THEREFROM), INCLUDING ANY PENALTIES IMPOSED PURSUANT TO A DOWNSTREAM FACILITY’S TARIFF (IF APPLICABLE), OR WHICH MAY BE CAUSED BY OFO’S, PDA’S, OTHER PIPELINE ALLOCATION METHODS, UNSCHEDULED PRODUCTION, OR BY UNAUTHORIZED PRODUCTION.

Section 16.6 Insurance. The Parties shall carry and maintain no less than the insurance coverage set forth in Exhibit J.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ARTICLE 17

ASSIGNMENT

Section 17.1 Assignment of Rights and Obligations under this Agreement.

(a) Customer shall be entitled to assign its rights and obligations under this Agreement (in whole or in part) to another Person; provided that (i) such transferee has also been assigned the Exclusive Producer Purchase Right (including any contract or other arrangement forming a part of such right), (ii) the transferee specifically assumes all of Customer’s rights and obligations hereunder, and (iii) the transferee has, in Provider’s good faith and reasonable judgment, the financial and operational capability to perform and fulfill Customer’s obligations hereunder. Provider shall be entitled to assign its rights and obligations under this Agreement (in whole or in part) to another Person; provided that (A) such Person has acquired all or a portion of the Bakken System (including any Plant System) and (B) the portion of the rights and obligations of Provider under this Agreement to be transferred to such Person correspond to the interest in the Bakken System so transferred to such Person.

(b) This Agreement shall be binding upon and inure to the benefit of the respective permitted successors and assigns of the Parties. Any attempted assignment made without compliance with the provisions set forth in this Section 17.1 shall be null and void ab initio.

(c) Any release of any of Dedicated Production from dedication under this Agreement pursuant to Section 4.4 shall not constitute an assignment or transfer of such Dedicated Production for the purposes of this Article 17.

Section 17.2 Pre-Approved Assignment. Each Party shall have the right, without the prior consent of the other Party, to (a) mortgage, pledge, encumber or otherwise impress a lien or security interest upon its rights and interest in and to this Agreement and (b) make a transfer pursuant to any security interest arrangement described in (a) above, including any judicial or non-judicial foreclosure and any assignment from the holder of such security interest to another Person.

ARTICLE 18

CUSTOMER GUARANTEE; ADEQUATE ASSURANCES

Section 18.1 Customer Guarantee. Concurrently with the execution of the Original Agreement, Customer delivered to TGP LLC a guarantee from Hess Corporation, the indirect owner of 100% of the issued and outstanding shares of Customer (“Customer Parent”), which guarantee provides a guarantee of all of Customer’s obligations under this Agreement. The Customer Parent guaranty was assigned from TGP LLC to Provider concurrently with the assignment of the A&R Agreement.

Section 18.2 Adequate Assurances. If (a) Customer fails to pay any Invoice according to the provisions hereof and such failure continues for a period of five Business Days after written Notice of such failure is provided to Customer or (b) Provider has reasonable grounds for insecurity regarding the performance by Customer of any obligation under this Agreement, then Provider, by delivery of written Notice to Customer, may, singularly or in combination with any other rights it may have, demand Adequate Assurance by Customer. As used herein, “Adequate Assurance” means, at the option of Customer, (i) the advance payment in cash by Customer to

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Provider for System Services to be provided under this Agreement in the following Month or (ii) delivery to Provider by Customer of an Adequate Letter of Credit in an amount equal to not less than the aggregate amounts owed from Customer to Provider hereunder for the prior two Month period. If (A) Customer fails to provide Adequate Assurance to Provider within 48 hours of Provider’s request therefor pursuant to this Section 18.2 or (B) Customer or Customer Parent suffers any of the actions described in Section 10.1(a)(iii), then, in either case, Provider shall have the right to, at its sole option, terminate this Agreement upon written Notice to Customer or suspend or reduce all services under this Agreement without prior Notice to Customer, in each case, without limiting any other rights or remedies available to Provider under this Agreement or otherwise. If Provider exercises the right to terminate this Agreement or suspend or reduce any System Services under this Section 18.2, then Customer shall not be entitled to take, or cause to be taken, any action hereunder or otherwise against Provider for such termination, suspension or reduction. Failure of Provider to exercise its right to terminate this Agreement or suspend or reduce any System Service as provided in this Section 18.2 shall not constitute a waiver by Provider of any rights or remedies Provider may have under this Agreement, applicable Law, or otherwise.

ARTICLE 19

MISCELLANEOUS

Section 19.1 Relationship of the Parties. The rights, duties, obligations and liabilities of the Parties under this Agreement shall be individual, not joint or collective. It is not the intention of the Parties to create, and this Agreement shall not be deemed or construed to create, a partnership, joint venture or association or a trust. This Agreement shall not be deemed or construed to authorize any Party to act as an agent, servant or employee for any other Party for any purpose whatsoever except as explicitly set forth in this Agreement. In their relations with each other under this Agreement, the Parties shall not be considered fiduciaries.

Section 19.2 Notices; Voice Recording. All notices and communications required or permitted to be given under this Agreement shall be considered a “Notice” and be sufficient in all applicable respects if (a) given in writing and delivered personally, (b) sent by bonded overnight courier, (c) mailed by U.S. Express Mail or by certified or registered United States Mail with all postage fully prepaid, (d) transmitted by facsimile (provided that any such fax is confirmed by written confirmation), or (e) by electronic mail with a PDF of the notice or other communication attached (provided that any such electronic mail is confirmed by written confirmation), in each case, addressed to the appropriate Person at the address for such Person shown in Exhibit K. Any Notice given in accordance herewith shall be deemed to have been given when (i) delivered to the addressee in person or by courier, (ii) transmitted by electronic communications during normal business hours, or if transmitted after normal business hours, on the next Business Day (in each case, provided that any such electronic communication is confirmed in writing), or (iii) upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States Mail if received during normal business hours, or if not received during normal business hours, then on the next Business Day, as the case may be. Any Person

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

may change their contact information for notice by giving Notice to the other Parties in the manner provided in this Section 19.2. Either Party may, from time-to-time, agree and request that certain Notices or statements, such as operational, scheduling, Nominations, or Invoices, be sent by alternative means, such as e-mail, facsimile or otherwise. The Parties hereby agree that, to the extent permitted by Law, each Party may electronically record telephone conversations between the Parties in connection with oral notices, nominations, scheduling, or other operational communications between the Parties for purposes of confirming and documenting such communications, with or without the use of a prior warning tone or Notice.

Section 19.3 Expenses. Except as otherwise specifically provided, all fees, costs and expenses incurred by the Parties in negotiating this Agreement shall be paid by the Party incurring the same, including legal and accounting fees, costs and expenses.

Section 19.4 Waivers; Rights Cumulative. Any of the terms, covenants, or conditions hereof may be waived only by a written instrument executed by or on behalf of the Party waiving compliance. No course of dealing on the part of any Party, or their respective officers, employees, agents, or representatives, and no failure by a Party to exercise any of its rights under this Agreement, shall, in either case, operate as a waiver thereof or affect in any way the right of such Party at a later time to enforce the performance of such provision. No waiver by any Party of any condition, or any breach of any term or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term or covenant. The rights of the Parties under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

Section 19.5 Confidentiality. For the Term of this Agreement and for one year after the termination of this Agreement, the Parties shall keep confidential the terms of this Agreement, including, but not limited to, the Fees, the volumes delivered (and redelivered) hereunder, all other material terms of this Agreement and any non-public information and materials delivered pursuant to this Agreement (collectively, “Confidential Information”), except as follows:

(a) to the extent disclosures of Confidential Information may be reasonably required to effectuate the performance of this Agreement by either Party or the construction, operation or maintenance of the Bakken System;

(b) to meet the requirements of any applicable Law or of a Governmental Authority with jurisdiction over the matter for which information is sought, and in that event, the disclosing Party shall provide prompt written Notice to the other Party, if legally permitted to do so, of the requirement to disclose the Confidential Information and shall take or assist the other Party in taking all reasonable legal steps available to suppress the disclosure or extent of disclosure of the information;

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(c) in a sales process involving all or a portion of the Bakken System (including any Plant System); provided that the Parties take all reasonable steps to ensure that the confidentiality of Confidential Information is maintained as a result of such sales process; and

(d) to those employees, consultants, agents, advisors and equity holders of each Party who need to know such Confidential Information for purposes of, or in connection with, the performance of such Party’s obligations under this Agreement; provided that the Party disclosing the Confidential Information to those Persons shall be liable to the other Party for any damages suffered due to a failure by any of such Persons to maintain the confidentiality of the Confidential Information on the basis set forth in this Agreement.

Section 19.6 Entire Agreement; Conflicts. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS, AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF THE PARTIES OR THEIR PREDECESSORS PERTAINING TO THE SUBJECT MATTER HEREOF OR THE BAKKEN SYSTEM. THERE ARE NO WARRANTIES, REPRESENTATIONS, OR OTHER AGREEMENTS AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, INCLUDING THE EXHIBITS AND APPENDICES HERETO, AND NO PARTY SHALL BE BOUND BY OR LIABLE FOR ANY ALLEGED REPRESENTATION, PROMISE, INDUCEMENT OR STATEMENT OF INTENTION NOT SO SET FORTH.

Section 19.7 Amendment. This Agreement may be amended only by an instrument in writing executed by the Parties and expressly identified as an amendment or modification.

Section 19.8 Governing Law; Disputes. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. ALL OF THE PARTIES CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE UNITED STATES FEDERAL DISTRICT COURTS LOCATED IN HARRIS COUNTY, TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL BE EXCLUSIVELY LITIGATED IN THE UNITED STATES FEDERAL DISTRICT COURTS HAVING SITES IN HARRIS COUNTY, TEXAS (AND ALL APPELLATE COURTS HAVING JURISDICTION THEREOVER). EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 19.9 Parties in Interest. Nothing in this Agreement shall entitle any Non-Party to any claim, cause of action, remedy or right of any kind.

Section 19.10 Preparation of Agreement. Both Parties and their respective counsel participated in the preparation of this Agreement. In the event of any ambiguity in this Agreement, no presumption shall arise based on the identity of the draftsman of this Agreement.

Section 19.11 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 19.12 Operating Terms; Service Interface Rules. The Operating Terms and Service Interface Rules are incorporated into this Agreement for all purposes.

Section 19.13 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by electronic mail shall be deemed an original signature hereto.

[signature page follows]

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, the Parties have executed this Agreement, in each case, to be effective as of the Effective Time.

CUSTOMER:		PROVIDER:

HESS TRADING CORPORATION		HESS BAKKEN PROCESSING LLC

By:	/s/ Stephen A. Villas	By:	/s/ John Gatling
Name:	Stephen A. Villas	Name:	John Gatling
Title:	President	Title:	Vice President and Chief Operating Officer

Signature Page to

Second Amended and Restated Gas Processing and Fractionation Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

APPENDIX I

OPERATING TERMS AND CONDITIONS

1.1 Quality Specifications.

(a) Quality Specifications:

(i) Customer Gas. All Customer Gas Tendered at the Receipt Points shall conform to the following specifications:

(A) Carbon Dioxide: All Customer Gas delivered hereunder shall not contain more than ** percent (**%) by volume of carbon dioxide.

(B) Hydrogen Sulfide: In respect of only those Plant Systems that have the capability to operate in Sulfur Recovery Mode:

(1) If the applicable Plant is being operated in Sulfur Recovery Mode, then any Customer Gas delivered hereunder to such Plant System during such time shall not contain more than a total of ** percent (**%) by volume of hydrogen sulfide.

(2) If the Customer Gas delivered hereunder to such Plant System ever contains less than a total of ** percent (**%) by volume of hydrogen sulfide, then Provider may, pursuant to Section 3.4(d), cause the applicable Plant to cease operating in Sulfur Recovery Mode.

(3) If the applicable Plant is not being operated in Sulfur Recovery Mode, then all Customer Gas delivered hereunder to such Plant System shall not contain more than a total of ** parts per million (** ppm) by volume of hydrogen sulfide.

(4) Notwithstanding anything in the foregoing and for the avoidance of doubt, Customer Gas containing hydrogen sulfide shall only be accepted on such Plant System if the applicable Downstream Facility is capable of treating for such contaminant.

(C) Sum of Hydrogen Sulfide plus Carbon Dioxide: The sum of the (A) hydrogen sulfide content, plus (B) carbon dioxide content of any Customer Gas delivered hereunder shall not exceed ** percent (**%) by volume.

(D) Nitrogen: All Customer Gas delivered hereunder shall not contain more than three and one-tenth of one percent (3.1%) of nitrogen by volume.

(E) Oxygen: No Customer Gas delivered hereunder shall contain any oxygen.

Appendix I - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(F) Other Constituents: All Customer Gas delivered hereunder shall be commercially free from well treating chemicals, liquid water, dirt, dust, crude oil, gums, iron particles, arsenic, mercury, selenium, radon, antimony and other impurities or noncombustible gases, in each case, which, individually or in the aggregate, would adversely affect the utilization of such Customer Gas.

(G) Gross Heating Value after Processing: The Residue Gas produced from the Customer Gas delivered hereunder shall have a calculated Gross Heating Value of not less than 967 Btus per cubic foot at Standard Base Conditions.

(H) Hydrocarbon Dew Point: All Customer Gas delivered hereunder to the high pressure Receipt Point(s) identified in Exhibit H shall have a hydrocarbon dew point equal or less than thirty degrees (30°) Fahrenheit at the then-current operating pressure of such Receipt Point.

(ii) Customer Injected NGLs. All Customer Injected NGLs Tendered at the Receipt Points shall conform to the following specifications:

(A) Carbon Dioxide: All Customer Injected NGLs delivered hereunder shall contain a content of carbon dioxide such that, when the delivered Injected NGLs, including dissolved or entrained carbon dioxide, is commingled with all delivered Gas at the Receipt Points, the aggregate total content of carbon dioxide contained in the delivered Gas plus delivered Injected NGLs shall not be more than ** percent (**%) by volume.

(B) Hydrogen Sulfide: In respect of only those Plant Systems that have the capability to operate in Sulfur Recovery Mode:

(1) If the applicable Plant is being operated in Sulfur Recovery Mode, then any Customer Injected NGLs delivered hereunder to such Plant System during such time shall not contain a content of hydrogen sulfide such that, when the delivered Injected NGLs, including dissolved or entrained hydrogen sulfide, is commingled with all delivered Gas at the Receipt Points, the aggregate total content of hydrogen sulfide contained in the delivered Gas plus delivered Injected NGLs shall not be (x) more than a total of ** percent by volume (**%) of hydrogen sulfide or (y) less than a total of ** percent by volume (**%) by volume of hydrogen sulfide.

(2) If the Customer Injected NGLs delivered hereunder to such Plant System ever contain less than a total of ** percent (**%) by volume of hydrogen sulfide, then Provider may, pursuant to Section 3.4(d), cause the applicable Plant to cease operating in Sulfur Recovery Mode.

(3) If the applicable Plant is not being operated in Sulfur Recovery Mode, then all Customer Injected NGLs delivered hereunder to such Plant System shall not contain more than a total of ** parts per million (** ppm) by volume of hydrogen sulfide.

Appendix I - Page 2

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(4) Notwithstanding anything in the foregoing and for the avoidance of doubt, Customer Injected NGLs containing hydrogen sulfide shall only be accepted on such Plant System if the applicable Downstream Facility is capable of treating for such contaminant.

(C) Sum of Hydrogen Sulfide plus Carbon Dioxide: The Injected NGLs delivered hereunder shall not contain an aggregate total content of carbon dioxide plus hydrogen sulfide such that, when the delivered Injected NGLs, including dissolved or entrained carbon dioxide and dissolved or entrained hydrogen sulfide, is commingled with all delivered Gas at the Receipt Points, the sum of the (A) aggregate hydrogen sulfide content of all such delivered Injected NGLs and delivered Gas, plus (B) aggregate carbon dioxide content of all such delivered Injected NGLs and delivered Gas shall not exceed ** percent (**%) by volume.

(D) Nitrogen: All Customer Injected NGLs delivered hereunder shall not contain a content of nitrogen such that, when the delivered Injected NGLs, including dissolved or entrained nitrogen, is commingled with all delivered Gas at the Receipt Points, the aggregate total content of nitrogen contained in the delivered Gas plus delivered Injected NGLs is more than three and one-tenth of one percent (3.1%) of nitrogen by volume.

(E) Oxygen: No Customer Injected NGLs delivered hereunder shall contain any oxygen.

(F) Other Constituents: All Customer Injected NGLs delivered hereunder shall be commercially free from well treating chemicals, liquid water, dirt, dust, crude oil, gums, iron particles, arsenic, mercury, selenium, radon, antimony and other impurities, in each case, which, individually or in the aggregate, would adversely affect the utilization of such Customer Injected NGLs.

(iii) Plant Expansions, Facilities Modifications & System Acquisitions. Unless the Plant and Plant System characteristics of any Plant Expansion, Facilities Modification or System Acquisition (or any contractual obligations of the Provider Group with respect to any Plant Expansion, Facilities Modification or System Acquisition) would necessitate a change from the quality specifications outlined above in Sections 1.1(a)(i) and (ii) of the Operating Terms, such quality specifications shall apply to each Plant Expansion, Facilities Modification or System Acquisition with respect to both Customer Gas and Customer Injected NGLs, as applicable. Should Provider believe, in its reasonable and good faith judgment, that any deviation from the above described quality specifications would be appropriate in respect of any Plant Expansion, Facilities Modification or System Acquisition, Provider shall deliver written notice to Customer of such deviations and new quality specifications, including reasonable details in support thereof, and after receipt of such notice by Customer, such updated quality specifications shall be deemed to control in respect of such any Plant Expansion, Facilities Modification or System Acquisition hereunder.

Appendix I - Page 3

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(b) Downstream Facilities. Notwithstanding the quality specifications above, if a Downstream Facility notifies either Party of different or additional quality specifications required at any Delivery Point that are more stringent than the specifications shown above, such Party will promptly notify the other Party of any such different or additional specifications as soon as practicable after being notified of such specifications.

(i) Following the Parties’ receipt of a notice from a Downstream Facility as described in Section 1.1(b) of the Operating Terms above, the Parties shall promptly meet to discuss such different or additional quality specifications and agree upon the Parties’ collective response to such Downstream Facility. Each Party agrees to use its commercially reasonable efforts to meet and agree upon such response within any applicable time limitation imposed by such Downstream Facility, any binding contractual commitment of either Party, or any Governmental Authority (including any applicable Law), as applicable.

(ii) In the event that Provider would be required to install any processing or treatment facilities in order to meet any such different or additional Downstream Facility quality specifications, the Parties shall meet to determine (A) what additional facilities would be needed, (B) whether or not the Parties agree that such additional facilities should be installed, and (C) what amendments to the then-current System Plan and System Budget would be needed to incorporate the installation of such additional facilities.

(iii) In the event that the Parties do not mutually agree (A) that such additional facilities should either be installed or not installed, or (B) on the amendments to the then-current System Plan that would be needed to incorporate the installation of such additional facilities, then, in each case, the provisions of Section 5.3(e) shall be applied by the Parties with respect to such dispute.

(iv) In the event that the Parties mutually agree (or it is determined pursuant to Section 5.3(e)) (A) that such additional facilities should be installed, and (B) upon the amendments to the then-current System Plan that would be needed to incorporate the installation of such additional facilities, then Provider shall be provided such period of time as would be reasonably needed to install and place into service such additional facilities.

(v) Following the date upon which any such additional facilities are installed and placed into service, such different or additional Downstream Facility quality specifications will be considered as the quality specifications with respect to the applicable Delivery Points under this Agreement for as long as required by such Downstream Facility.

(c) Nonconforming Gas or Injected NGLs. Should, at any time during the Term, either Party become aware that any Gas or Injected NGLs Tendered by Customer into the Bakken System does not meet any of the applicable quality specifications in Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms), such Party shall immediately notify the other Party of such failure and nonconforming Customer Gas or Customer Injected NGLs, as applicable, and, if known, the extent of the deviation from such specifications. Upon any such notification, Customer shall determine the expected duration of such failure and notify Provider of the efforts Customer is undertaking to remedy such deficiency.

Appendix I - Page 4

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(d) Failure to Meet Specifications. If any Customer Gas or Customer Injected NGLs, as applicable, delivered into the Bakken System fails to meet any of the applicable quality specifications in Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms) when Tendered at the applicable Receipt Points, Provider shall have the right to cease accepting such Gas or Injected NGLs, as applicable, into the Bakken System or reject such Gas or Injected NGLs, as applicable, from entering the Bakken System, as applicable.

(e) Acceptance of Nonconforming Gas or Injected NGLs. Without limiting the rights and obligations of Provider pursuant to clause (d) immediately above, Provider may elect to accept receipt at any Receipt Point of Customer Gas or Customer Injected NGLs, as applicable, that fails to meet any of the applicable quality specifications stated above. Such acceptance by Provider shall not be deemed a waiver of Provider’s right to refuse to accept non-specification Customer Gas or Customer Injected NGLs, as applicable, at a subsequent time.

(f) Liability for Nonconforming Gas or Injected NGLs. With respect to any Customer Gas or Customer Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom) that fail to meet the applicable quality specifications under Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms) when Tendered at the applicable Receipt Point, Customer shall be responsible for (i) any fees charged by any Downstream Facility, (ii) any costs incurred by the Provider Group and agreed to by Customer in order to avoid such fees for such Hydrocarbons, and (iii) any costs, expenses or damages incurred by Provider (including with respect to any damages incurred to the Bakken System). Additionally, Customer shall always be responsible for fees charged by a Downstream Facility due to non-specification Customer Gas or Customer Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom) and will indemnify the Provider Indemnified Parties from claims by a Downstream Facility arising from non-specification Customer Gas or Customer Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom).

(g) Liability for Nonconforming Commingled Gas or Injected NGLs. With respect to any Customer Gas or Customer Injected NGLs (including any Customer Residue Gas or Customer NGLs resulting therefrom) that (i) fail to meet the applicable quality specifications of any Downstream Facility under Section 1.1(b) of the Operating Terms, but (ii) met the applicable quality specifications set forth in Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms) when Tendered at the applicable Receipt Point, Customer shall not be responsible for (A) any fees charged by any Downstream Facility as a result thereof, or (B) any other costs, expenses or damages incurred by the Provider Group (including with respect to any damages incurred to the Bakken System) with respect to such commingled Gas or Injected NGLs, as applicable.

Appendix I - Page 5

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.2 Nomination Procedures. “Nominations” or “Nominate” means a request submitted by Customer to Provider for the prospective processing and/or treatment of specific volumes of Customer Gas and Customer Injected NGLs on a Receipt Point-by-Receipt Point basis and the redelivery of Customer Residue Gas and Customer NGLs produced therefrom on a Delivery Point-by-Delivery Point basis. The Nomination procedures are as follows:

(a) Receipt Point Nominations of Customer Gas and Customer Injected NGLs. The Parties shall, as soon as reasonably practicable following the date hereof, use their commercially reasonable efforts to agree upon a nomination procedure with respect to receipts of Customer Gas and Customer Injected NGLs at the Receipt Points.

(b) Delivery Point Nominations of Customer Residue Gas. Customer shall submit a Nomination for all Customer Residue Gas to be Tendered to each applicable Delivery Point (i) on a Daily basis and (ii) no later than 9:00 a.m. CCT on the date the first Mcf of the Customer Residue Gas contained in such Nomination is to be redelivered to the applicable Delivery Point.

(i) In the event that Customer (A) submits any Nomination after the deadline specified in clause (b) above, or (B) desires to change any Nomination then in effect that was timely made, in each case, Provider shall use its commercially reasonable efforts to accept such late Nomination or change to an existing Nomination, as applicable.

(ii) Notwithstanding anything to the contrary herein (A) the Nominations made by Customer shall, with respect to each Delivery Point subject to such Nomination, be made at Daily rates that are reasonably even and constant, and (B) Customer may not make any Nomination in excess of the applicable capacity constraints for any Delivery Point.

(c) Delivery Point Nominations of Customer NGLs. Customer shall submit a Nomination for all Customer NGLs to be Tendered to each applicable Delivery Point (i) on a Monthly basis and (ii) no later than three Business Days prior to the end of the immediately preceding Month. Should Customer wish to amend any such Nomination, Customer shall provide any such amended Nomination no later than 9:00 a.m. CCT on the date that is three Business Days prior to the date the applicable Barrels of Customer NGLs are to be redelivered to the applicable Delivery Point.

(i) In the event that Customer (A) submits any Nomination after the deadline specified in clause (c) above, or (B) desires to change any Nomination then in effect that was timely made, in each case, Provider shall use its commercially reasonable efforts to accept such late Nomination or change to an existing Nomination, as applicable.

(ii) Notwithstanding anything to the contrary herein (A) the Nominations made by Customer shall, with respect to each Delivery Point subject to such Nomination, be made at Daily rates that are reasonably even and constant, and (B) Customer may not make any Nomination in excess of the applicable capacity constraints for any Delivery Point.

Appendix I - Page 6

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(d) Coordination with Receiving Transporters. The Parties recognize that Provider must coordinate its actions with those of the Downstream Facilities. Accordingly, upon 30 Days written Notice to Customer, Provider may modify provisions of this Agreement to implement standards promulgated by NAESB and adopted by any Downstream Facility as it relates to any portion of the Bakken System (including any Plant System) or to otherwise coordinate the provisions of this Agreement with the operating conditions, rules, or tariffs of the Downstream Facilities, and Customer agrees to execute such amendment(s) to this Agreement proposed by Provider in good faith that reflect such modifications.

(e) Scheduling and Dispatch. Attached hereto as Appendix III are the Service Interface Rules that govern the scheduling and dispatch of Trucks and Trains at the Plants. In addition to the provisions of this Section 1.2 of the Operating Terms, the scheduling of Loading Services at the Loading Points shall be governed by such attached Service Interface Rules.

(f) Customer Compliance. Customer covenants and agrees that it shall, in relation to each requested receipt or delivery of Customer Gas, Customer Residue Gas or Customer NGLs (i) act in accordance and in a manner consistent with the applicable Nomination, (ii) observe and comply with (A) the terms and conditions of this Agreement, including these Operating Terms and the Service Interface Rules, (B) Applicable Requirements, and (C) all applicable Plant Rules, and (iii) not take any action (or omit to take any action), including requesting or making any Nominations (whether in respect of Receipt Points or Delivery Points), in any such case, that would cause Provider Group to be in violation of, or make practically impossible Provider Group’s compliance with, any of its contractual commitments in respect of any Jointly-Owned Plant of which Customer has been made aware, including those contained in the LM4 LLC Agreement.

(g) Maximize Throughput. As a general rule, Customer shall use its commercially reasonable efforts to make, and Provider shall use commercially reasonable efforts to comply with, Nominations under this Agreement (whether in respect of Receipt Points or Delivery Points) in a manner that is reasonably likely to (i) maximize volumetric throughput in the Bakken System (whether relating to Customer Gas, Customer Injected NGLs, or other volumes in the Bakken System), and (ii) utilize any excess capacity available at any Receipt Points and Delivery Points.

(h) System Acquisitions. Unless the Plant and Plant System characteristics of any System Acquisition (or any contractual obligations of the Provider Group with respect to such System Acquisition) would necessitate a change from the Nomination protocols outlined above in this Section 1.2 of the Operating Terms, such Nomination protocols and parameters shall apply to each System Acquisition. Should Provider believe, in its reasonable and good faith judgment, that any deviation from the above described Nomination protocols and parameters would be appropriate in respect of any System Acquisition, Provider shall deliver written notice to Customer of such deviations and new Nomination protocols and parameters, including reasonable details in support thereof, and after receipt of such notice by Customer, such updated Nomination protocols and parameters shall be deemed to control in respect of such System Acquisition hereunder.

Appendix I - Page 7

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.3 Measurement.

(a) Provider, or its designee, shall maintain and operate the measuring stations, meters, and other equipment that are necessary to accurately measure the volume, thermal content, NGL component content, and quality of Gas, Residue Gas and NGLs received, processed, and delivered under this Agreement.

(b) Provider or its designee shall install, maintain, and operate, or cause to be installed, maintained, and operated, suitable meters and/or other necessary equipment of ample size and proper type for accurate measurement of the following:

(i) The volume, thermal content, and NGL component content, of Customer Gas and Customer Injected NGLs delivered at the Receipt Points;

(ii) The volume and thermal content of System Fuel;

(iii) The volume and thermal content of Customer Residue Gas;

(iv) The volume and thermal content of each NGL component recovered and removed from Customer Gas and/or Customer Injected NGLs and redelivered to the Delivery Points as Customer NGLs; and

(v) Any other volume or quantity of product necessary for the proper performance of Provider’s obligations under this Agreement.

(c) Customer or its designated representative may, in the presence of Provider or Provider’s designated representative, have access to Provider’s measuring and analyzing equipment at reasonable times, and will have the right to witness tests, calibrations and adjustments thereof. Upon request of either Party for a special test of any meter or auxiliary equipment, Provider will promptly verify the accuracy of same; provided, that the cost of such special test will be borne by the requesting Party, unless the percentage of inaccuracy found is more than one percent (1.0%) of a recording corresponding to the average hourly rate of Gas flow, in which case the cost of the special test shall be borne by Provider.

(d) If the measurement equipment is found to be measuring inaccurately and the amount of Gas, Residue Gas or NGLs delivered cannot be ascertained or computed from the reading, then the Gas, Residue Gas or NGLs, as applicable, delivered will be estimated and agreed upon by the Parties based on the best data available, using the first available of the following:

(i) The registration of any check meter or meters if installed and accurately registering;

(ii) The correction of the errors, if the percentage of error is ascertainable by meter calibration, test, or mathematical calculation; and

(iii) The estimation based on comparison of the quantity of deliveries with deliveries during preceding periods under similar conditions when the meter was registering accurately.

Appendix I - Page 8

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(e) Upon the written request of Customer, Provider shall send any applicable measurement charts or electronic data, as available, to Customer for Customer’s review. Any such materials delivered to Customer shall be returned to Provider within 90 Days of such delivery and such materials shall, at all times, be subject to the confidentiality provisions set forth in Section 19.5.

(f) Unless the Plant and Plant System characteristics of any System Acquisition (or any contractual obligations of the Provider Group with respect to such System Acquisition) would necessitate a change from the measurement protocols outlined above in this Section 1.3 of the Operating Terms, such measurement protocols and parameters shall apply to each System Acquisition. Should Provider believe, in its reasonable and good faith judgment, that any deviation from the above described measurement protocols and parameters would be appropriate in respect of any System Acquisition, Provider shall deliver written notice to Customer of such deviations and new measurement protocols and parameters, including reasonable details in support thereof, and after receipt of such notice by Customer, such updated measurement protocols and parameters shall be deemed to control in respect of such System Acquisition hereunder.

1.4 Measurement Standards. The measurements of the volume and quality of all Gas, Residue Gas and NGLs, as applicable, delivered at the Receipt Points and Delivery Points (other than the Interstate Delivery Points) will be conducted in accordance with the following provisions. The measurements of the volume and quality of all Gas, Residue Gas and NGLs, as applicable, delivered at the Interstate Delivery Points will be conducted in accordance with the regulations and procedures of the applicable Downstream Facilities at such Interstate Delivery Points.

(a) The unit of volume for measurement will be one Standard Cubic Foot. Measured volumes, converted to Mcf, will be multiplied by their Gross Heating Value per Standard Cubic Foot and divided by one thousand (1,000) to determine the MMBtu content.

(b) Gas shall be measured in accordance with the Manual of Petroleum Measurement Standards Chapter 14.3, Part 3 August 1992, Reaffirmed February 2009, as amended from time to time, in a manner generally accepted by the gas producing industry.

(c) All Gas Tendered hereunder at a Receipt Point and Gas or Residue Gas redelivered hereunder at a Delivery Point shall be measured by a suitable measurement device to be furnished and installed (or caused to be furnished and installed) by Provider, and subsequently kept in repair (or caused to be kept in repair) by Provider, and located, other than with respect to Receipt Points related to the assets described under the heading “Plant Inlet Gas and NGL Pipelines from Silurian and Ramberg Truck Facility” on Exhibit A-2, at or near such Receipt Point or Delivery Point, as applicable. Such measurement devices shall be installed, and the meter run fabricated and installed, in accordance with the American Petroleum Institute Manual of Petroleum Measurement Standards (the “MPMS”) Chapter 14.3, Part 2 April 2000 Reaffirmed May 2011 utilizing EGM (electronic gas measurement) shall be installed pursuant to MPMS Chapter 21.1.

Appendix I - Page 9

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(d) The specific gravity of Gas will be determined by spot samples or continuous sampling analyzed by gas chromatograph following recommended industry practice.

(e) If a continuous sampling method is used, the gravity to the nearest one-thousandth (0.001) will be determined once a Month from a Gas analysis. The result will be applied during the Month for the determination of Gas volumes delivered.

(f) If a spot sample is used, the gravity to the nearest one-thousandth (0.001) will be determined at least once each quarter and will be applied until the next spot sample is taken for the determination of Gas volumes delivered.

(g) Adjustments to measured Gas volumes for the effects of super compressibility will be made in accordance with accepted American Gas Association standards. Provider or its designee will obtain appropriate carbon dioxide and nitrogen mole fraction values for the Gas delivered as may be required to compute adjustments in accordance with standard testing procedures. At Provider’s or its designee’s option, equations for the calculation of super compressibility may be taken from either the API Chapter 14.2 or American Gas Association Report No. 8, Compressibility and Super Compressibility for Natural Gas and Other Hydrocarbon Gases, latest revision.

(h) For purposes of measurement and meter calibration, the average atmospheric pressure for each Receipt Point and Delivery Point is assumed to be 13.5 pounds per square inch absolute. If the pressure transmitter being used is capable of measuring actual atmospheric pressure, then actual atmospheric pressure may be used.

(i) The Gross Heating Value of Gas delivered at Receipt Points and Delivery Points will be determined at least once each quarter using either a continuous sampler, spot sampler or gas chromatograph; provided, however, that when Daily deliveries of Gas at any Receipt Point or Delivery Point average five thousand (5,000) Mcf per Day or greater during any Month, the Gross Heating Value of the Gas delivered at that Receipt Point or Delivery Point will be taken at least Monthly at a suitable point on the facilities to be representative of the Gas being metered.

(j) The physical constants used in Btu computation for a perfect Gas will be derived from the “Table of Physical Constants of Paraffin Hydrocarbons and Other Compounds” as published in the GPA Standard 2145-03 and superseding revisions thereof. The analysis will be complete and individual values in mole percent or fraction of each Hydrocarbon compound will be listed through C6. The C6+ values will be as stated in GPA standard 2261, 7.3.6 Table IV (as may be revised from time to time) or, at Provider’s option, by use of an extended analysis. The analysis will further include the mole fraction or percent individually of additional compounds contained in chromatographically measurable quantities contained in the sample. The method to be used for chromatographic analysis will be that contained in GPA standard 2261, Analysis for Natural Gas and Similar Gaseous Mixtures by Gas Chromatography, latest revision.

Appendix I - Page 10

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(k) Other tests to determine water content, sulfur, and other impurities in the Gas will be conducted in accordance with standard industry testing procedures when requested by either Party. The Party requested to perform those tests shall bear the cost of those tests only if the Gas tested is determined not to be within the quality specifications set forth in this Agreement. If the Gas is within such quality specifications, the requesting Party will bear the cost of the tests.

(l) If, during the Term, a new method or technique is developed with respect to Gas measurement or the determination of the factors used in Gas measurement, then, in Provider’s commercially reasonable discretion, the new method or technique may be substituted for the applicable method set forth in this Section 1.4 of the Operating Terms, provided that the new method or technique is in accordance with accepted standards of the American Gas Association, and applied uniformly to all customers processing Gas on the Bakken System.

(m) Unless the Plant and Plant System characteristics of any System Acquisition (or any contractual obligations of the Provider Group with respect to such System Acquisition) would necessitate a change from the measurement standards outlined above in this Section 1.4 of the Operating Terms, such measurement standards shall apply to each System Acquisition. Should Provider believe, in its reasonable and good faith judgment, that any deviation from the above described measurement standards would be appropriate in respect of any System Acquisition, Provider shall deliver written notice to Customer of such deviations and new measurement standards, including reasonable details in support thereof, and after receipt of such notice by Customer, such updated measurement standards shall be deemed to control in respect of such System Acquisition hereunder.

1.5 Curtailment and/or Bypass of Hydrocarbons. If (a) capacity on the Bakken System is interrupted, curtailed or reduced, or (b) capacity is insufficient for the needs of all customers desiring to use such capacity, the holders of Interruptible Service will be curtailed or subject to Bypass, as applicable, first, the holders of Firm Service shall be curtailed or subject to Bypass, as applicable, second, and the holders of Anchor Customer Firm Service shall be curtailed or subject to Bypass, as applicable, last. As among the holders of each of Firm Service and Anchor Customer Firm Service, the capacity available on the Bakken System to each such class of service under the preceding sentence shall be allocated among the holders of the applicable class of service on a pro rata basis, based on the percentage derived by dividing the Daily average volume of Gas or Injected NGLs, as applicable, actually Tendered by each holder of the applicable class of service to Receipt Points on the Bakken System during the prior 90 Day period by the total volume of such Gas or Injected NGLs, as applicable, actually Tendered by all holders of the applicable class of service during such period to Receipt Points on the Bakken System. As among holders of Interruptible Service, the capacity available to such service, if any, shall be allocated pro rata among the holders of such service based on the percentage derived by dividing the Daily average volume of Gas or Injected NGLs, as applicable, actually Tendered by each holder of Interruptible Service to Receipt Points on the Bakken System during the prior 60 Day period by the total volume of such Gas or Injected NGLs, as applicable, actually Tendered by all holders of Interruptible Service to Receipt Points on the Bakken System during such period. During periods of curtailment on the Bakken System, the Parties shall meet to review alternative options for Customer to optimize its overall

Appendix I - Page 11

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

volume throughput and related revenues in light of the specific constraints causing such curtailment on the Bakken System. Notwithstanding the foregoing, if (i) such curtailment does not affect all Plant Systems, and (ii) sufficient capacity exists on the non-affected Plant System(s) to service the curtailed volumes, then Provider shall be entitled to provide such System Services to Customer hereunder (and the other customers on the Bakken System) using such other Plant System(s) and Customer shall not be entitled to any release from dedication or other remedies hereunder with respect to such curtailment.

1.6 Allocations of System Fuel, System GL&U and Shrinkage. Allocations required for determining payments or Fees due under this Agreement shall be made by Provider. This Section 1.6 of the Operating Terms shall be based upon the measurements taken and quantities determined for the applicable Month.

(a) The following definition shall be applicable: “Fuel Point” means a point on the Bakken System where System Fuel is measured, sampled, calculated or consumed.

(b) System Fuel shall be allocated to each Receipt Point upstream of the applicable Fuel Point by multiplying (i) the System Fuel, stated in Mcfs, measured at the applicable Fuel Point during the applicable Month by (ii) a fraction, (A) the numerator of which is the volume of Gas, stated in Mcfs, received into the Bakken System at such Receipt Point during such Month, and (B) the denominator of which is the aggregate volume of Gas, stated in Mcfs, received into the Bakken System at all Receipt Points upstream of the applicable Fuel Point during such Month.

(c) The System GL&U in any Month shall be determined by subtracting (i) the sum of (A) thermal content of all volumes of Customer Residue Gas and Customer NGLs actually delivered to the Delivery Points on the Bakken System during such Month, and (B) thermal content of all volumes of Gas consumed as System Fuel measured at all Fuel Points on the Bakken System during such Month, from (ii) thermal content of all volumes of all Gas and Injected NGLs received into the Bakken System at all Receipt Points.

(d) Total Shrinkage on a Plant System shall be calculated using industry standard Btu shrinkage factors for each component of NGLs recovered from the total Gas and Injected NGL stream delivered into the Receipt Points. Customer’s share of Shrinkage shall be allocated based on the ratio used to allocate Customer’s share of NGLs.

1.7 Allocations of Residue Gas and NGLs. Subject in each case to the contractual obligations of Provider and its Affiliates in respect of any Jointly-Owned System, Provider shall determine the volume of Customer Residue Gas and Customer NGLs by proportionally allocating to Customer its ratable share of all Residue Gas and NGLs recovered in the Bakken System based on the proportion that the Customer Gas and Customer Injected NGLs delivered to the Receipt Points contributes to the total volume of Gas and Injected NGLs delivered to the Receipt Points by all customers, as more fully described below.

Appendix I - Page 12

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(a) Provider will, at least Monthly, measure (whether at the Receipt Point or by combining all individual measurements) the total actual NGL gallon content of the total inlet stream of Gas and Injected NGLs at all Receipt Points (per Mcf or MCFE, as applicable) of ethane, propane, butane, and C5+ by chromatographic analysis or gas sampling.

(b) Customer will be allocated its share of recovered NGLs (on a component basis) as Customer NGLs based on the ratio that its delivered gallons of each component into the Receipt Points bears to the total gallons of such component delivered into the Receipt Points.

(c) Customer will be allocated its share of recovered Residue Gas equal to the (i) MMBtus of Customer Gas and Customer Injected NGLs delivered at the Receipt Points, less (ii) the sum of (A) Customer’s allocated share of Shrinkage, plus (B) Customer’s allocated share of System Fuel, plus or minus (C) Customer’s allocated share of System GL&U.

1.8 Imbalances.

(a) The intent of the Parties to this Agreement is that Gas and Injected NGLs be received and Residue Gas and NGLs be redelivered hereunder at the same rate and Provider and Customer will use commercially reasonable efforts to keep Gas balanced on a Daily basis. Provider and Customer agree to communicate promptly in the event an imbalance situation starts to develop so that corrective measures may be taken to minimize an imbalance. The Parties acknowledge and agree that an exact Daily balancing of receipts and deliveries may not be possible due to the inability of the Parties to control precisely such receipts and deliveries. However, Provider, to the fullest extent practicable, will deliver each Day a volume of Residue Gas with a thermal content equal to the Gas volume received for that Day. Any imbalance at the end of a Month will be corrected, if possible, volumetrically, the following Month.

(b) If the Downstream Facility at any Residue Gas Delivery Point being utilized by Customer requires that imbalances between Provider and such Downstream Facility be eliminated by a cash settlement at the end of each Month in lieu of by the delivery or reduction in deliveries of Residue Gas at such Residue Gas Delivery Point, Provider may eliminate any imbalance of Customer by cash settlement. If an imbalance is eliminated by cash settlement, the imbalance settlement amount charged to Customer by Provider will be Customer’s share of the cash settlement amount charged by the Downstream Facility in accordance with such Downstream Facility’s FERC tariff. If the imbalance was caused by Customer’s failure to submit timely and proper Nominations in accordance with the requirements of the Downstream Facility at such Delivery Point or Customer’s failure to deliver to Provider quantities of Customer Gas in accordance with such Nominations, then Provider may charge Customer for Customer’s share of the cash settlement amount actually charged by such Non-Party Downstream Facility. If the imbalance was caused by Provider’s failure to deliver to such Delivery Point a volume of Residue Gas with a thermal content equivalent to the thermal content of the Gas volume received for that Day, then, to such extent, Provider will bear and pay any imbalance charges, penalties, cash-out payments or other amounts due and owing to the Downstream Facility as a result of the imbalance caused by Provider. Upon request, Provider will provide Customer with a copy of each Downstream Facility cash settlement statement and invoice, as well as documentation supporting Provider’s allocation of imbalances to Customer and the calculation of Customer’s share of each cash settlement invoice.

Appendix I - Page 13

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.9 Mcf Equivalents. For purposes of this Agreement, an NGL “Mcf Equivalent” or “MCFE” will be calculated as follows:

**

For purposes of the formula included above, the following abbreviations have the meanings set forth below.

(a)	“A” = MCFE of NGLs.

(b)	“Q” = Barrels of NGLs.

(c)	“i” = Components of NGLs (including C1, C2, C3, C4, C5+, H2S, CO2, N2).

(d)	“yi” = Volume percentage of NGL component “i”, divided by 100.

(e)	“vi” = Volume factor of component “i” (as taken from Table A below), measured in gallon/ft3.

Table A1
Injected Liquids Components		Volume Factor
		(ft3 ideal gas/gal liquid)
Methane	C1	59.138
Ethane	C2	37.488
Propane	C3,	36.391
i-butane	iC4,	30.637
n-butane	nC4,	31.801
i-pentane	iC5	27.414
n-pentane	nC5	27.658
Pentanes-plus	C5+,	22.947(*)

[1]

Table A information taken from Gas Processors Association Publication Standard 2145-09, “Table of Physical Constants for Hydrocarbons and Other Compounds of Interest to the Natural Gas Industry”, 2009. The Parties agree that Table A shall be updated from time to time as necessary to reflect the latest edition of Gas Processors Association Publication Standard 2145.

Appendix I - Page 14

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Table A1
Injected Liquids Components		Volume Factor
		(ft3 ideal gas/gal liquid)
hydrogen sulfide	H2S	74.16
carbon dioxide	CO2	58.746
nitrogen	N2	91.128
(*) estimated as (iC5 + nC5)/2 x 1/1.2

Appendix I - Page 2

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

APPENDIX II

DEFINITIONS

As used in this Agreement, capitalized words and terms shall have the meaning ascribed to such terms as set forth below.

“A&R Agreement” has the meaning given to such term in the recitals to this Agreement.

“Additional Gas” means any Customer Gas or Customer Injected NGLs that are not Dedicated Production.

“Adequate Assurance” has the meaning given such term in Section 18.2.

“Adequate Letter of Credit” means one or more direct-pay, irrevocable, standby letters of credit from a major U.S. commercial bank or a foreign bank with a U.S. branch office in either case having a credit rating of at least “A-” (or its equivalent successor rating) from Standard & Poor’s Corporation or “A3” (or its equivalent successor rating) from Moody’s Investor Services, Inc.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person.

“Agreement” has the meaning given such term in the preamble to this Agreement.

“Anchor Customer Firm Service” means that type of System Service that (a) has the highest priority call on capacity of the Bakken System or any Plant System thereof, (b) shall only be subject to interruption or curtailment by reason of an event of Force Majeure, necessary Bakken System maintenance, or as otherwise expressly set forth in this Agreement, and (c) in any event, has a higher priority than Interruptible Service, Firm Service and any other permissible level of service established by Provider with respect to the Bakken System.

“Applicable Requirements” means (a) any applicable rail transportation provider’s, truck transportation provider’s or pipeline’s operating and engineering standards, (b) any and all applicable local state and federal Laws, including Association of American Railroads, Federal Railroad Administration and U.S. Department of Transportation regulations and specifications, and (c) any applicable operating regulations or directions of any Governmental Authority.

“Arrival Time” means, in relation to a Train or Truck Nominated by Customer for the receiving of Customer NGLs from the Bakken System, the date and time such Train or Truck is to arrive at the applicable Delivery Point ready for loading and dispatch.

“Bakken Area” means, collectively, the following Counties located in North Dakota: Adams, Billings, Bottineau, Bowman, Burke, Burleigh, Divide, Dunn, Golden Valley, Hettinger, McHenry, McIntosh, McKenzie, McLean, Mercer, Morton, Mountrail, Renville, Slope, Stark, Walsh, Ward and Williams.

Appendix II - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Bakken System” has the meaning given such term in Section 2.1(c).

“Barrel” means 42 United States standard gallons each of 231 cubic inches at 60° Fahrenheit.

“Btu”, “Gross Heating Value”, and “Thermal Content” means the amount of heat required to raise the temperature of one avoirdupois pound of pure water from fifty-eight and one-half degrees Fahrenheit (58.5° F) to fifty-nine and one-half degrees Fahrenheit (59.5° F) at a constant pressure of fourteen and seventy-three hundredths (14.73) pounds per square inch absolute.

“Bunching” means the accumulation of Trains or Trucks, as applicable, for loading of Customer NGLs contrary to existing Nominations and/or the terms and conditions of this Agreement, including the Operating Terms and the Service Interface Rules.

“Business Day” means a Day (other than a Saturday or Sunday) on which commercial banks in New York, New York are generally open for business.

“Bypass” means that volume of Gas received at a Receipt Point on the Bakken System but bypassed around the processing train any Plant such that it is redelivered as part of a Residue Gas stream without receiving any processing or fractionation services included as part of the Processing Services. Bypass includes both Gas that is physically bypassed around the Plants and Gas that is allocated through Plant accounting as Bypass (and not credited with any NGL recovery) even if the molecules of such Gas actually pass through the processing train at a Plant.

“CCT” means the time in the Central Time Zone, whether actual or programmed as Central Standard Time or Daylight Savings Time, or such other time as the Parties may agree upon.

“Charges” has the meaning given such term in Section 7.2.

“Claiming Party” has the meaning given such term in Section 14.1.

“Combined Processing Fee” has the meaning set forth in Exhibit G-2.

“Committed Build-Out Costs” has the meaning given such term in Section 5.2(c)(i).

“Committed Build-Out Estimate” has the meaning given such term in Section 5.2(c)(i).

“Committed Build-Outs” has the meaning given such term in Section 5.2(b)(ii).

“Confidential Information” has the meaning given such term in Section 19.5.

“Conflicting Dedication” has the meaning given such term in Section 4.2.

Appendix II - Page 2

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Control” and its derivatives (a) with respect to any Person, mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract, or otherwise, and (b) with respect to any Gas (including any Residue Gas and NGLs allocable thereto) or Injected NGLs, means the right or obligation (pursuant to a marketing, agency, operating, unit or similar agreement or otherwise) of a Person to market such Gas (including any Residue Gas and NGLs allocable thereto) or Injected NGLs, as applicable; provided that such Person has elected or is obligated to market such Gas or Injected NGLs on behalf of a Non-Party.

“CPI” has the meaning given such term in Section 7.1(g)(xi).

“Current Development Plan” has the meaning given such term in Section 5.1.

“Current System Plan” has the meaning given such term in Section 5.2.

“Customer” has the meaning given such term in the preamble to this Agreement.

“Customer Gas” has the meaning given such term in the recitals to this Agreement.

“Customer Indemnified Parties” has the meaning given such term in Section 16.3.

“Customer Injected NGLs” has the meaning given such term in the recitals to this Agreement.

“Customer NGLs” has the meaning given such term in Section 3.1(a).

“Customer Parent” has the meaning given such term in Section 18.1.

“Customer Residue Gas” has the meaning given such term in Section 3.1(a).

“Day” means a period of time beginning at 9:00 a.m. CCT on a calendar day and ending at 9:00 a.m. CCT on the succeeding calendar day. The term “Daily” shall have the correlative meaning.

“Dedicated Area” has the meaning given such term in Section 4.1(a)(i).

“Dedicated Producer Gas” has the meaning given such term in Section 4.1(a)(i).

“Dedicated Production” has the meaning given such term in Section 4.1(b).

“Dedicated Production Estimates” has the meaning given such term in Section 5.1(b)(i).

“Dedicated Third Party Contracts” has the meaning given such term in Section 4.1(a)(ii).

Appendix II - Page 3

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Delivery Point” means the points of interconnection of the Bakken System described on Exhibit I, which Exhibit may be updated from time to time by the Parties pursuant to this Agreement, including pursuant to the agreement on an Updated Development Plan and related updated System Plan pursuant to Article 5.

“Development Period” means, as of any date of determination, the greater of (a) the then-remaining Term of this Agreement (such remaining Term to be calculated using the assumptions that (i) Provider has elected to renew this Agreement for the Secondary Term hereof and (ii) no Party has elected to terminate the Agreement pursuant to Section 2.2(c)) and (b) thirteen (13) years.

“Development Plan” has the meaning given such term in Section 5.1(a).

“Downstream Facility” means (a) any pipeline downstream of any Delivery Point on the Bakken System, or (b) a Gas processing facility downstream of any Delivery Point (i) to which Customer has dedicated, or in the future elects to dedicate, any Customer Gas for processing, or (ii) at which Customer has arranged for Customer Gas to be processed prior to delivery to a pipeline described in part (a) above.

“Effective Time” has the meaning given such term in the preamble to this Agreement.

“Ethane Recovery Mode” has the meaning given such term in Section 3.4(c).

“Ethane Rejection Mode” has the meaning given such term in Section 3.4(c).

“Exclusive Producer Purchase Right” has the meaning given such term in Section 15.1(b).

“Executive Election” has the meaning given such term in Section 5.3(e).

“Executive Representative” has the meaning given such term in Section 5.3(e)(i).

“Facilities Modification” has the meaning given such term in Section 5.2(b)(ii).

“Fees” mean, collectively, (a) the Tariff Processing Fee, Third Party Contract Fee and/or Combined Processing Fee (as the context requires), (b) the Gas Lift Fee, (c) the Loading Fees, (d) the HNDP Fee, and (e) the Shortfall Fee.

“Firm Service” means that type of System Service that (a) other than Anchor Customer Firm Service, has the highest priority call on capacity of the Bakken System or any Plant System thereof, (b) shall only be subject to interruption or curtailment by reason of an event of Force Majeure, necessary Bakken System maintenance, or as otherwise expressly set forth in this Agreement, and (c) in any event, has a higher priority than Interruptible Service.

“Force Majeure” has the meaning given such term in Section 14.1.

“Fuel Point” has the meaning given such term in Section 1.6(a) of the Operating Terms.

Appendix II - Page 4

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Gas” means natural gas in its natural state after ordinary well production and mechanical separation, including all constituent hydrocarbon gases, non-combustible gases, entrained NGLs, and other normal constituents.

“Gas Lift Delivery Points” means those Delivery Points that include the words “Gas Lift” in the “Delivery Point” column on Exhibit I.

“Gas Lift Fee” has the meaning set forth in Exhibit G-1.

“Gas Lift Services” has the meaning given such term in Section 3.1(b).

“GGA” means that certain Second Amended and Restated Gas Gathering Agreement, dated effective as of the Effective Time, by and between Customer and Hess North Dakota Pipelines LLC, as the same may be amended, amended and restated, modified or supplemented from time to time.

“Governmental Authority” means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

“Historical Capital Expenditures” means $**

“HNDP Delivery Point” means each of the Delivery Points numbered 2, 20 and 21 on Exhibit I.

“HNDP Fee” has the meaning set forth in Exhibit G-1.

“HNDP Fee Point” means that certain interconnection point of the Hess North Dakota Natural Gas Pipeline described on Exhibit A-2 and the TGP, which interconnection point is located at meter number 11261 of the Bakken System.

“Hydrocarbons” means oil, gas, condensate and other gaseous and liquid hydrocarbons or any combination thereof and specifically includes Gas, Residue Gas and NGLs.

“Indemnified Parties” means (a) with respect to Customer, the Customer Indemnified Parties, and (b) with respect to Provider, the Provider Indemnified Parties.

“Initial Term” has the meaning given such term in Section 2.2.

“Injected NGLs” has the meaning given such term in the definition of “NGLs”.

Appendix II - Page 5

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Interest Rate” means, on the applicable date of determination (a) the prime rate (as published in the “Money Rates” table of The Wall Street Journal, eastern edition, or if such rate is no longer published in such publication or such publication ceases to be published, then as published in a similar national business publication as mutually agreed by the Parties), plus (b) an additional two percentage points (or, if such rate is contrary to any applicable Law, the maximum rate permitted by such applicable Law).

“Interruptible Service” means all obligations of Provider to provide System Services with respect to Gas (and any Residue Gas and NGLs allocable to such Gas), which obligations are designated as interruptible and as to which obligations Provider may interrupt its performance thereof for any or no reason.

“Interstate Delivery Point” means each of the Delivery Points numbered 2, 8, 11 and 22 on Exhibit I.

“Invoice” has the meaning given such term in Section 12.1.

“Jointly-Owned Facilities” has the meaning given such term in Section 2.1(b).

“Jointly-Owned Plant” has the meaning given such term in Section 2.1(b).

“Jointly-Owned System” has the meaning given such term in Section 2.1(b).

“JOS Percentage” means an amount, expressed as a percentage in respect of any Jointly-Owned System and any class of service, equal to **% of the capacity to which Provider has entitlement with regard to such class of service on such Jointly-Owned System.

“Laws” means any applicable statute, law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority.

“LM4” has the meaning given such term in Section 2.1(b).

“LM4 Facilities” has the meaning given such term in Section 2.1(b).

“LM4 LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of LM4, dated as of January 24, 2018, as the same may be amended, amended and restated, modified or supplemented from time to time.

“LM4 Site” has the meaning given such term in Section 2.1(b).

“LM4 System” has the meaning given such term in Section 2.1(b).

“Loading Fees” means the Rail Loading Fee and/or the Truck Loading Fee, as the context requires.

“Loading Point” means any Rail Car Loading Point or Truck Loading Point, as the context requires.

Appendix II - Page 6

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Loading Services” has the meaning given such term in Section 3.1(c).

“Loss” or “Losses” means any actions, claims, settlements, judgments, demands, liens, losses, damages, fines, penalties, interest, costs, expenses (including expenses attributable to the defense of any actions or claims), attorneys’ fees and liabilities, including Losses for bodily injury, death, or property damage.

“Maintenance Capital Estimate” has the meaning given such term in Section 5.2(c)(iii).

“Maintenance Capital Expenditures” means cash expenditures (including expenditures for the construction of new capital assets or the replacement, improvement or expansion of existing capital assets) by Provider that are made to maintain, over the long term, the operating capacity of the Bakken System. For purposes of this definition, “long term” generally refers to a period of not less than 12 Months.

“Manifest Train” means a train other than a Unit Train.

“Material Dedicated Third Party Contract” means those Dedicated Third Party Contracts that (a) collectively account for Third Party Volumes comprising at least **% of the Third Party Volume Estimate, or (b) individually account for Third Party Volumes expected to be greater than ** Mcf per Day, to the extent that such Dedicated Third Party Contract is not covered by subpart (a) of this definition.

“Mcf” means 1,000 Standard Cubic Feet.

“MCFE” or “Mcf Equivalent” has the meaning given such term in Section 1.9 of the Operating Terms.

“Minimum Volume Commitment” or “MVC” has the meaning given such term in Section 6.1.

“MMBtu” means 1,000,000 Btus.

“Month” means a period of time beginning at 9:00 a.m. CCT on the first Day of a calendar month and ending at 9:00 a.m. CCT on the first Day of the next succeeding calendar month. The term “Monthly” shall have the correlative meaning.

“MPMS” has the meaning given such term in Section 1.4(c) of the Operating Terms.

“MVC Shortfall Credit” has the meaning given such term in Section 6.2.

“NAESB” means North American Energy Standards Board, or its successors.

Appendix II - Page 7

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“NGLs” means ethane, propane, methane, normal butane, isobutane, and C5+, and, depending on the context (a) mixtures thereof that are present in Gas as Tendered into the Bakken System for the System Services, (b) mixtures thereof that are in a liquid state as Tendered into the Bakken System for the System Services (“Injected NGLs”), or (c) mixtures thereof that exist as recovered products after extraction, whether as a combined mixture, raw make, or Y-Grade stream, or as individual product components after fractionation.

“Nominate” and its derivatives have the meaning given such terms in Section 1.2 of the Operating Terms.

“Non-Party” means any Person other than a Party to this Agreement.

“Non-Party Gas” means Gas owned by a Non-Party.

“Non-Party Injected NGLs” means Injected NGLs owned by a Non-Party.

“Notice” has the meaning given such term in Section 19.2.

“OFO” means an operational flow order or similar order respecting operating conditions issued by a Downstream Facility.

“Operating Expense Estimate” has the meaning given such term in Section 5.2(c)(iv).

“Operating Impediments” has the meaning given to such term in Section 3.4(c).

“Operating Terms” means those additional terms and conditions applicable to the System Services provided under this Agreement, as set forth in Appendix I.

“Operational Failure” means any explosions, breakage or accidents to machinery or lines of pipe that are not caused by the gross negligence or willful misconduct of Customer.

“Original Agreement” means that certain Gas Processing and Fractionation Agreement, dated effective as of the Effective Time, by and between Customer and TGP LLC, as amended by (a) that certain First Amendment to Gas Processing and Fractionation Agreement, entered into on April 2, 2015 and dated effective as of the Effective Time, by and between Customer and TGP LLC, (b) that certain Second Amendment to Gas Processing and Fractionation Agreement, entered into on July 1, 2015 and dated effective as of the Effective Time, by and between Customer and TGP LLC and (c) that certain Third Amendment to Gas Processing and Fractionation Agreement, entered into on December 2, 2016 and dated effective as of the Effective Time, by and between Customer and TGP LLC.

“Party” or “Parties” has the meaning given such term in the preamble to this Agreement.

“PDA” means, with respect to a Receipt Point or Delivery Point, a predetermined allocation directive from, or agreement with, Customer.

Appendix II - Page 8

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Person” means any individual, corporation, company, partnership, limited partnership, limited liability company, trust, estate, Governmental Authority or any other entity.

“Planned Delivery Point” has the meaning given such term in Section 5.1(b)(iii).

“Planned Receipt Point” has the meaning given such term in Section 5.1(b)(ii).

“Planned Well” has the meaning given such term in Section 5.1(b)(i).

“Plant” has the meaning given to such term in Section 2.1(d).

“Plant Expansion” has the meaning given such term in Section 5.2(b)(ii).

“Plant Facilities” means those certain pipelines, associated facilities and interconnects with Downstream Facilities that are related to a Plant and that are, in each case, owned and/or operated by the Provider Group but not located on the site of the applicable Plant, including the TGP Facilities and LM4 Facilities, in each case, as the same may be modified and/or extended from time to time, including pursuant to a Facilities Modification.

“Plant Rules” means the rules posted from time to time at any Plant or otherwise communicated to Customer by Provider, in each case, pertaining to access, safety, conduct and use all or any portion of the Bakken System.

“Plant System” has the meaning given such term in Section 2.1(c).

“Processing Services” has the meaning given such term in Section 3.1(a).

“Producer” means Hess Bakken Investments II, LLC, a Delaware limited liability company, and any of such Person’s successors and assigns.

“Provider” has the meaning given to it in the preamble of this Agreement.

“Provider Group” means Provider and the Affiliates and subsidiaries of Provider (including, for so long as it remains a subsidiary of Provider, Little Missouri 4 LLC).

“Provider Indemnified Parties” has the meaning given such term in Section 16.2.

“Psia” means pounds per square inch absolute.

“Quarter” means a period of three consecutive Months, commencing on the first day of January, the first day of April, the first day of July and the first day of October in any Year.

“Rail Car Loading Point” means a Delivery Point that is marked as “Rail Car” in the “Receiving Facility” column on Exhibit I.

Appendix II - Page 9

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Rail Loading Fee” has the meaning set forth in Exhibit G-1.

“Rail Tank Car” means a rail tank car that complies with the Applicable Requirements, is in good working order, is in a condition suitable to receive Customer NGLs from the Bakken System, and is compatible with the operation of the Bakken System, including the Plant Rules.

“Recalculation Election” has the meaning given such term in Section 7.1(g).

“Receipt Point” means the connecting flanges on the Bakken System that are described on Exhibit H, which Exhibit may be updated from time to time by the Parties pursuant to this Agreement, including pursuant to the agreement on an Updated Development Plan and related updated System Plan pursuant to Article 5.

“Residual Value” has the meaning given such term in Exhibit G-2.

“Residue Gas” means the Gas remaining after processing and fractionation at a Plant (including Gas that has been subject to Bypass) and after reduction for Shrinkage, System Fuel and System GL&U.

“Residue Gas Delivery Point” means a Delivery Point that is marked as “Residue Gas” in the “Residue Gas / NGLs” column on Exhibit I.

“Return on Capital” means ** percent (**%), as such return level may be modified by Provider pursuant to the provisions of Section 7.1(f).

“Secondary Term” has the meaning given such term in Section 2.2.

“Service Interface Rules” means those additional terms and conditions applicable to the System Services provided under this Agreement, as set forth in Appendix III.

“Shortfall Fee” has the meaning given such term in Section 7.1(e).

“Shrinkage” means thermal content reduction of the Gas as a result of the extraction of NGLs therefrom as calculated in accordance with the Operating Terms.

“Standard Base Conditions” means a pressure of fourteen and seventy three hundredths (14.73) Psia at a temperature of sixty degrees Fahrenheit (60°F). The atmospheric pressure used by Provider where Gas is measured shall be assumed to be thirteen and five tenths (13.5) Psia, irrespective of the actual elevation of the measurement station(s) above sea level or variations in atmospheric pressure that may occur from time to time.

“Standard Cubic Foot” means the volume of Gas contained in one cubic foot of space at Standard Base Conditions.

“Sulfur Recovery Mode” has the meaning given such term in Section 3.4(d).

Appendix II - Page 10

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“System Acquisitions” has the meaning given such term in Section 5.2(b)(iii).

“System Acquisition Costs” has the meaning given such term in Section 5.2(c)(ii).

“System Acquisition Costs Estimate” has the meaning given such term in Section 5.2(c)(ii).

“System Budget” has the meaning given such term in Section 5.2(c).

“System Fuel” means all Gas (including Residue Gas) and electric power measured and utilized as fuel for the Bakken System, including Gas (including Residue Gas) and electric power utilized as fuel for compressor stations on, stated in Mcfs or kilowatt hours, as applicable; provided, however, that “System Fuel” shall not include any Gas (including Residue Gas) or electric power used as a result of Provider’s gross negligence or willful misconduct.

“System Fuel and Losses” means the sum of: (a) all System Fuel; (b) all System GL&U; and (c) any volume of Customer Gas and/or Customer Residue Gas that is flared after being delivered into the Bakken System, in each case, whether estimated or measured.

“System GL&U” means that quantity of Gas or NGLs, measured in MMBtus, gained, lost or unaccounted for (as applicable) after measuring or calculating all MMBtus (or their equivalents) received into the Bakken System compared to the total quantity of MMBtus (or their equivalents) measured or calculated in dispositions to Residue Gas, Shrinkage, NGLs, and System Fuel or other dispositions. “System GL&U” includes any Gas or NGL volumes lost (or gained, if applicable) as a result of, but not limited to, leakage, venting or flaring, discrepancies due to meter inaccuracies, discrepancies in temperatures, pressures, conversion, measurement, or calculation factors and formulas, and other normal discrepancies resulting from Plant System measurement and volume reconciliations; provided, however, that “System GL&U” shall not include any Gas or NGLs lost as a result of Provider’s gross negligence or willful misconduct.

“System Plan” has the meaning given such term in Section 5.2(a).

“System Services” has the meaning given such term in Section 3.1.

“Target Completion Date” has the meaning given such term in Section 5.2(b)(iv).

“Tariff Processing Fee” has the meaning set forth in Exhibit G-2.

“Tariff Volume Estimates” has the meaning given such term in Section 5.1(b)(i).

“Tariff Volumes” means Customer Injected NGLs and Customer Gas that are not Third Party Volumes, and specifically includes all Dedicated Producer Gas and all Additional Gas.

“Tender” and its derivatives mean, with respect to Gas or Injected NGLs, the act of Customer’s making Customer Gas or Customer Injected NGLs, as applicable, available or causing Customer Gas or Customer Injected NGLs, as applicable, to be made available to the Bakken System at a Receipt Point.

Appendix II - Page 11

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Term” has the meaning given such term in Section 2.2.

“TGP” has the meaning given such term in Section 2.1(a).

“TGP Facilities” has the meaning given such term in Section 2.1(a).

“TGP LLC” has the meaning given such term in the recitals to this Agreement.

“TGP Receipt Points” means the connecting flanges on the TGP System that are described on Exhibit H, which Exhibit may be updated from time to time by the Parties pursuant to this Agreement.

“TGP Site” has the meaning given such term in Section 2.1(a).

“TGP System” has the meaning given such term in Section 2.1(a).

“Third Party Contract” means any contract that is entered into from time to time between Customer, on the one hand, and a Non-Party, on the other hand, (a) pursuant to which Customer obtains ownership or Control of Customer Gas or Customer Injected NGLs at or upstream of a Receipt Point, and (b) with respect to which Customer requests that System Services be provided hereunder for such Customer Gas or Customer Injected NGLs from the applicable Receipt Point.

“Third Party Contract Fee” means, with respect to each Mcf (or MCFE, as applicable) of Third Party Volume, the amount that Customer is entitled to receive from its counterparty pursuant to the terms of the applicable Dedicated Third Party Contract governing such Third Party Volumes, whether in the form of (a) cash payments, (b) the right to receive a percentage of proceeds from the sale of such counterparty’s Third Party Volumes, (c) deducts from, or credits to, amounts owed by Customer to such counterparty (whether under such Third Party Contract or otherwise), or (d) otherwise, in each case, as consideration for the System Services to be provided to such Mcf (or MCFE, as applicable) of Third Party Volume under the terms of such Third Party Contract. For the purposes of calculating each Third Party Contract Fee, no amounts comprising any Third Party Contract Fee hereunder may be included in the calculation of the applicable “Third Party Contract Fee” (as defined in the GGA) relating to the same Third Party Contract under the GGA (and vice versa). In order to effect the division of any such consideration received by Customer under such Third Party Contract between the Third Party Contract Fee hereunder and the applicable “Third Party Contract Fee” (as defined in the GGA) under the GGA in respect of the same Third Party Contract, the Parties acknowledge and agree that all consideration under such Third Party Contract to which Customer is entitled shall (i) first, be converted to an expected fee per Mcf or MCFE, as applicable, to be realized by Customer based on the forecasted market prices contained in the then-current Development Plan for the periods covered by such Third Party Contract, (ii) second, to the extent the consideration in such Third Party Contract is specifically

Appendix II - Page 12

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

allocated to either the System Services under this Agreement or the “System Services” (as defined in the GGA) under the GGA, allocated to either this Agreement or the GGA, as applicable, and (iii) third, to the extent the consideration in such Third Party Contract is not specifically allocated to either the System Services under this Agreement or the “System Services” (as defined in the GGA) under the GGA, such consideration shall be allocated between this Agreement and the GGA by Provider in a good faith manner that reasonably represents the allocation of costs and services between this Agreement and the GGA, which allocation the Parties agree shall initially be **% of such consideration to this Agreement and **% of such consideration to the GGA. Any portion of such consideration allocated to this Agreement under either subpart (ii) or subpart (iii), as applicable, (A) shall be applied first to Fees owed by Customer other than the Third Party Processing Fee, and (B) any remainder of such consideration shall be applied to the Third Party Processing Fee owed by Customer.

“Third Party Processing Fee” has the meaning set forth in Exhibit G-2.

“Third Party Volume Estimates” has the meaning given such term in Section 5.1(b)(i).

“Third Party Volumes” means Customer Injected NGLs and Customer Gas owned or Controlled by Customer pursuant to the terms of the Dedicated Third Party Contracts, with such volumes being calculated as follows: (a) the amount of all “Third Party Volumes” (as defined in the GGA) Tendered by Customer pursuant to the GGA during the applicable Year; divided by (b) the aggregate volumes of “Shipper Gas” (as defined in the GGA) and “Shipper Injected Liquids” (as defined in the GGA) Tendered by Customer pursuant to the GGA during such Year; multiplied by (c) the aggregate volumes all Customer Gas and Customer Injected NGLs Tendered by Customer under this Agreement during such Year (in each case, stated in Mcfs or MCFEs, as applicable).

“Train” means a Unit Train or a Manifest Train.

“Transportation Event” means a leak, derailment, explosion or other failure, accident or incident occurring at any time or location and involving a truck, train or rail tank car that Customer brought or caused to be brought to the Plant.

“Transportation Services” has the meaning given such term in Section 3.1(d).

“Truck” means a standard NGL carrying truck.

“Truck Bay” means an industry standard NGL transloading station for one Truck being capable of loading a Truck within one hour following hook-up and operating (in principle) 24 hours per Day.

“Truck Loading Fee” has the meaning set forth in Exhibit G-1.

Appendix II - Page 13

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Truck Loading Point” means a Delivery Point that is marked as “Truck” in the “Receiving Facility” column on Exhibit I.

“Uneconomic” has the meaning given such term in Section 10.1(b)(i).

“Unit Train” means a train with at least 100 Rail Tank Cars.

“Updated Development Plan” has the meaning given such term in Section 5.1(a).

“Well” means a well for the production of hydrocarbons that is either producing, or is intended to produce, Dedicated Production.

“Wholly-Owned Facilities” has the meaning given such term in Section 2.1(a).

“Wholly-Owned Plant” has the meaning given such term in Section 2.1(a).

“Wholly-Owned System” has the meaning given such term in Section 2.1(a).

“Year” means a period of time on and after January 1 of a calendar year through and including December 31 of the same calendar year; provided that the first Year shall commence on the execution date of the Original Agreement and run through December 31 of that calendar year, and the last Year shall commence on January 1 of the calendar year and end on the Day on which this Agreement terminates.

“Y-Grade” means that raw make mixture of NGLs recovered after processing, but before fractionation, consisting primarily of propane and heavier NGLs.

Appendix II - Page 14

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

APPENDIX III

SERVICE INTERFACE RULES

1.1 Generally. These Service Interface Rules set forth certain rules and procedures according to which Provider will provide certain of the System Services to Customer, including the Loading Services.

1.2 Train Scheduling. Customer shall be responsible for arranging and coordinating rail transportation for any Customer NGLs delivered by or on behalf of Provider to the Rail Car Loading Points.

(a) Customer shall, as promptly as possible, keep Provider regularly informed as to (i) any rail transportation provider Customer has contracted to move any Customer NGLs, (ii) the number and dimensions of any Trains and Rail Tank Cars that Customer has contracted to carry (or expects to contract to carry) such Customer NGLs, and (iii) the planned destinations of any such Trains and Rail Tank Cars, if available.

(b) At all times during the Term, Customer shall have under contract with rail transportation providers sufficient Trains and Rail Tank Cars to move all Customer NGLs Nominated to the Rail Car Loading Points (or expected to be so Nominated by Customer) pursuant to this Agreement as Provider and Customer shall reasonably agree are necessary or advisable to (i) take away all such Customer NGLs from the applicable Plant in a timely manner, and (ii) prevent Bunching. In making such determinations, the Parties shall take into consideration all relevant factors, including: (A) the destinations for such Customer NGLs, (B) the expected loading and offloading time of such Trains and Rail Tank Cars, and (C) bad car rates, maintenance and repair estimates and expected service interruption rates.

(c) Customer shall have an obligation to maintain at or near each applicable Plant readily available spare parts for Trains and Rail Tank Cars consistent with reasonably anticipated repair and replacement needs, as notified to Customer or posted on Provider’s website from time to time. Customer shall promptly remove from any applicable Plant any Trains or Rail Tank Cars requiring repairs, unless Customer has retained Provider to perform such repairs. In the event Customer does not have readily available at or near the applicable Plant a spare part needed to repair a Train or Rail Tank Car, as applicable, then in addition to other remedies to which Provider may be entitled, Provider may bad order the applicable Rail Tank Car.

(d) Customer shall use reasonable efforts to arrange rail transportation for all Customer NGLs Nominated to the Rail Car Loading Points (or expected to be so Nominated by Customer) pursuant to this Agreement at such times and at such rates that are substantially even and coordinated with its Tendering of Customer Gas at the Receipt Points and Nominations for delivery of such Customer NGLs to the Rail Car Loading Points and otherwise in a manner that prevents Bunching.

Appendix III - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(e) Provider shall use its commercially reasonable efforts to schedule the Loading Services of Customer NGLs Nominated to the Rail Car Loading Points pursuant to this Agreement consistent with the applicable Nominations of Customer.

1.3 Truck Scheduling. Customer shall be responsible for arranging and coordinating truck transportation for any Customer NGLs delivered by or on behalf of Provider to the Truck Loading Points.

(a) Customer shall be entitled to use the Truck Bays at the applicable Plant at such times as Provider shall reasonably schedule, subject to availability, for purposes of receipt of the Nominated deliveries of Customer NGLs at the Truck Loading Points. Customer shall keep Provider regularly and promptly informed as to those times when Customer will not be using a Truck Bay at its previously Nominated and scheduled time.

(b) Customer shall, as promptly as possible, keep Provider regularly informed as to (i) any truck transportation provider Customer has contracted to move Customer NGLs, (ii) the number and dimensions of any Trucks that Customer has contracted to carry (or expects to contract to carry) such Customer NGLs, and (iii) the planned destinations of any such Trucks, if available.

(c) At all times during the Term, Customer shall have under contract with truck transportation providers sufficient Trucks to move all Customer NGLs Nominated to the Truck Loading Points (or expected to be so Nominated by Customer) pursuant to this Agreement as Provider and Customer shall reasonably agree are necessary or advisable to (i) take away all such Customer NGLs from the applicable Plant in a timely manner, and (ii) prevent Bunching. In making such determinations, the Parties shall take into consideration all relevant factors, including: (A) the destinations for such Customer NGLs, (B) the expected loading and offloading time of such Trucks, and (C) maintenance and repair estimates and expected service interruption rates.

(d) Customer shall use reasonable efforts to arrange Truck transportation for all Customer NGLs Nominated to the Truck Loading Points (or expected to be so Nominated by Customer) pursuant to this Agreement at such times and at such rates that are substantially even and coordinated with its Tendering of Customer Gas at the Receipt Points and Nominations for delivery of such Customer NGLs to the Truck Loading Points and otherwise in a manner that prevents Bunching.

(e) Provider shall use its commercially reasonable efforts to schedule the Loading Services of Customer NGLs Nominated to the Truck Loading Points pursuant to this Agreement consistent with the applicable Nominations of Customer.

Appendix III - Page 2

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.4 Train and Truck Loading.

(a) Customer shall use reasonable efforts to coordinate the arrival of all Trains, Rail Tank Cars and Trucks at the applicable Plant in accordance with the agreed Nominations. Provider shall use its commercially reasonable efforts to accommodate such adjustments to Arrival Times as Customer’s rail or truck transportation provider may reasonably request. Customer shall provide Provider with as much advance notice as possible with respect to any alteration to any Nomination, including any change in the proposed Arrival Time, Train or Truck size, and Rail Tank Car or Truck dimensions. Customer shall additionally permit Provider to coordinate any alterations to an agreed Arrival Time directly with the applicable rail or truck transportation provider, as applicable.

(b) In accordance with such agreed Arrival Times, Customer shall have the right to bring its Trains, Rail Tank Cars and Trucks to the Plant for purposes of loading Customer NGLs (in accordance with and to the extent agreed in accordance with the Agreement, including the Nomination provisions hereof). Provider shall use its commercially reasonable efforts to provide the Loading Services with respect to such Customer NGLs in a timely manner. Customer shall use reasonable efforts to cause all Trains, Rail Tank Cars and Trucks to depart from the Plant in a timely manner following the applicable loading or offloading of such Nominated Customer Oil.

(c) Customer shall notify Provider of any Transportation Event as soon as possible, but in any event not less than one Business Day after the occurrence of such event.

Appendix III - Page 3

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT A-1

WHOLLY-OWNED PLANTS

The TGP

The TGP is located in Tioga, North Dakota, and consists of a 250,000 Mcf/Day cryogenic Gas processing facility with ethane recovery capabilities that produces low Btu, pipeline-quality natural gas and a 60,000 Barrels/Day fractionation facility with NGL fractionation capabilities for ethane, propane and butane and natural gasoline. The TGP is capable of processing sour gas and can recover up to 225 long tons per day of sulfur.

The TGP was initially constructed in 1954. The TGP subsequently underwent a large-scale expansion, refurbishment and optimization project that was completed in late March 2014, during which a new cryogenic processing train with a nameplate processing capacity of 250,000 Mcf/Day was installed.

As used herein, the “TGP” and the “TGP System” specifically exclude the CNG terminal at the TGP Site.

Exhibit A-1 - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT A-2

WHOLLY-OWNED FACILITIES

TGP Facilities

Hess North Dakota Natural Gas Pipeline

The TGP System includes the Hess North Dakota Natural Gas Pipeline, an approximately 60-mile 10.75-inch Residue Gas pipeline that connects the TGP to the interstate Northern Border Pipeline at Cherry Creek, North Dakota. This pipeline was constructed in 1992 and is capable of delivering 65,000 Mcf/Day of Residue Gas to the Northern Border Pipeline at Cherry Creek and up to 25,000 Mcf/Day of Residue Gas to gas lift operations in McKenzie and Williams Counties, North Dakota.

3rd Party Residue Gas Line Interconnections

The TGP System also includes direct Residue Gas pipeline connections to both the Alliance Pipeline and the Williston Basin Interstate Pipeline.

The total Residue Gas offtake capacity from the TGP System into the Hess North Dakota Natural Gas Pipeline, Alliance Pipeline and the Williston Basin Interstate Pipeline is approximately 190,000 Mcf/Day.

NGL Truck Loading Racks, NGL Storage, and Refined Product Line Interconnections

The TGP System also includes four NGL truck loading racks with an aggregate loading capacity of 11,000 Barrels/Day of propane to serve the local propane market, as well as 22 NGL bullet storage tanks and five NGL storage tanks with a combined shell capacity of approximately 36,000 Barrels of propane, 18,000 Barrels of butane and 34,000 Barrels of natural gasoline.

Plant Inlet Gas and NGL Pipelines from Silurian and Ramberg Truck Facility

The TGP System also includes pipelines delivering inlet Gas and NGLs from the Silurian and Ramberg Truck Facility areas. This includes a 7.5 mile 16” high pressure Gas pipeline from Silurian, a 1 mile section of 10” Gas pipeline from the Ramberg Truck Facility to Silurian, a 9 mile 12” high pressure Gas pipeline from the Ramberg Truck Facility to the TGP, and 7.5 miles of 8” NGL pipeline from Silurian to the TGP.

Exhibit A-2 - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT A-3

JOINTLY-OWNED PLANTS

LM4

The Little Missouri 4 Gas Plant or “LM4” will be constructed in 2018 and located at Targa Resources Corporation’s existing Little Missouri facility, south of the Missouri River in McKenzie County, North Dakota, and consists of a 200,000 Mcf/Day cryogenic Gas processing facility that produces low Btu, pipeline-quality natural gas and NGLs suitable for transport to a downstream facility for fractionation.

Exhibit A-3 - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT A-4

JOINTLY-OWNED FACILITIES

LM4 Facilities

3rd Party Residue Gas Pipeline Interconnections

The LM4 System includes a direct Residue Gas pipeline connection to the Northern Border Pipeline. The total Residue Gas offtake capacity from LM4 System into Northern Border Pipeline is approximately 150 Mcf/Day.

3rd Party Natural Gas Liquid Pipeline Interconnections

The LM4 System includes a direct NGL pipeline connection to the ONEOK NGL Gathering System that subsequently connects into the Elk Creek Pipeline. The total NGL offtake capacity from the LM4 System is approximately 40,000 Barrels/Day.

Exhibit A-4 - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT B-1

DEDICATED AREA

For purposes of this Agreement, as of January 1, 2018, the “Dedicated Area” is the entire Bakken Area.

Exhibit B-1 - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT B-2

DEDICATED THIRD PARTY CONTRACTS

Counter Party	Contract #	Termination[2]
**	15-GPA-0006	**
**	G-0282	**
**	16-GPA-0022	**
**	16-GPA-0025	**
**	16-GPA-0024	**
**	G-0316	**
**	G-0300	**
**	G-0411	**
**	17-GPA-0028	**
**	17-GPA-0028	**
**	GAS-2003-000033	**
**	G-0388	**
**	G-0385	**
**	16-GPA-0017	**
**	G-0281	**
**	18-GPA-0030	**
**	16-GPA-0016	**
**	16-GPA-0021	**
**	G-0283	**
**	16-GPA-0023	**
**	G-4141	**
**	16-GPA-0015	**
**	G-0318	**
**	16-GPA-0020	**
**	G-0326	**
**	G-0347	**

[2]	See Key on Page 2 of Exhibit B-2 for list of abbreviations.

Exhibit B-2 - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Counter Party	Contract#	Termination[2]
**	G-0354	**
**	G-0339	**
**	G-0359	**
**	G-0358	**
**	GAS-2005-000034	**
**	G-0410	**

Abbreviation	Definition
LOL	Life of Lease
MTM	Month to Month
YTY	Year to Year

Exhibit B-2 - Page 2

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT C

CONFLICTING DEDICATIONS

Party	Agreement	Effective	Expiration
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**

For the avoidance of doubt, no Customer Gas subject to a Conflicting Dedication is, or shall be, included in any Dedicated Production Estimates contained in any Development Plan delivered by Customer hereunder while the applicable Conflicting Dedication is still in effect.

Exhibit C - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT D

CURRENT DEVELOPMENT PLAN

Notwithstanding anything in Section 5.1 to the contrary, the Parties acknowledge that (a) the Current Development Plan contained in this Exhibit D does not contain all of the information called for by Section 5.1 with respect to each Development Plan, as it is recognized that current Customer reporting, process, and system capabilities limit the Current Development Plan to the detail shown below, and (b) the Current Development Plan contained in this Exhibit D has been prepared and is presented in accordance with the requirements of Section 5.1 of the A&R Agreement, and (c) in respect of Development Plans prepared for Year 2019 and thereafter, each such Updated Development Plan shall be prepared in accordance with Section 5.1 of this Agreement.

SCHEDULE 1 – DEDICATED PRODUCTION ESTIMATES BY RECEIPT POINT 3

MMcfd	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20
TGP Inlet
Gathering to TGP—High Pressure	**	**	**	**	**	**	**	**	**	**	**	**
Gathering to TGP—Low Pressure	**	**	**	**	**	**	**	**	**	**	**	**
Gathering to TGP—3rd Party (Does not require compression)	**	**	**	**	**	**	**	**	**	**	**	**
Gathering to TGP—3rd Party (high pressure)	**	**	**	**	**	**	**	**	**	**	**	**
Gathering to TGP—3rd Party (low pressure)	**	**	**	**	**	**	**	**	**	**	**	**

Total	**	**	**	**	**	**	**	**	**	**	**	**

	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033
TGP Inlet
Gathering to TGP—High Pressure	**	**	**	**	**	**	**	**	**	**	**	**	**
Gathering to TGP—Low Pressure	**	**	**	**	**	**	**	**	**	**	**	**	**
Gathering to TGP—3rd Party (Does not require compression)	**	**	**	**	**	**	**	**	**	**	**	**	**
Gathering to TGP—3rd Party (high pressure)	**	**	**	**	**	**	**	**	**	**	**	**	**
Gathering to TGP—3rd Party (low pressure)	**	**	**	**	**	**	**	**	**	**	**	**	**

Total	**	**	**	**	**	**	**	**	**	**	**	**	**

[3]

Schedule 1 is broken out by general Receipt Point groups, and not by individual Receipt Points (or Injection Points), and contains information as to both the high pressure and low pressure portions of the Gathering System. Additionally, all Injected NGL volumes included in the Dedicated Production Estimates have, for purposes of Schedule 1, been converted to MCFEs and included with the Gas volumes shown above. See lead in paragraph to this Exhibit D.

Exhibit D - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 2 – DEDICATED PRODUCTION ESTIMATES BY DELIVERY POINT

MMcfd	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20
NDNGPL
Northern Border	**	**	**	**	**	**	**	**	**	**	**	**
Gas Lift	**	**	**	**	**	**	**	**	**	**	**	**
WBI	**	**	**	**	**	**	**	**	**	**	**	**
CNG NOR	**	**	**	**	**	**	**	**	**	**	**	**
Alliance	**	**	**	**	**	**	**	**	**	**	**	**

Total	**	**	**	**	**	**	**	**	**	**	**	**

		2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033
NDNGPL
Northern Border		**	**	**	**	**	**	**	**	**	**	**	**	**
Gas Lift		**	**	**	**	**	**	**	**	**	**	**	**	**
WBI		**	**	**	**	**	**	**	**	**	**	**	**	**
CNG NOR		**	**	**	**	**	**	**	**	**	**	**	**	**
Alliance		**	**	**	**	**	**	**	**	**	**	**	**	**

Total		**	**	**	**	**	**	**	**	**	**	**	**	**

MBblsd	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20
Alliance	**	**	**	**	**	**	**	**	**	**	**	**
Vantage	**	**	**	**	**	**	**	**	**	**	**	**
NGL Truck Rack @ TGP	**	**	**	**	**	**	**	**	**	**	**	**
NGL Pipe to TRT	**	**	**	**	**	**	**	**	**	**	**	**

Total	**	**	**	**	**	**	**	**	**	**	**	**

		2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033
Alliance		**	**	**	**	**	**	**	**	**	**	**	**	**
Vantage		**	**	**	**	**	**	**	**	**	**	**	**	**
NGL Truck Rack @ TGP		**	**	**	**	**	**	**	**	**	**	**	**	**
NGL Pipe to TRT		**	**	**	**	**	**	**	**	**	**	**	**	**

Total		**	**	**	**	**	**	**	**	**	**	**	**	**

Exhibit D - Page 2

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT E

CURRENT SYSTEM PLAN

The Current System Plan includes the information required by Section 5.2(b) of the A&R Agreement. The Parties acknowledge and agree that, in respect of System Plans prepared for Year 2019 and thereafter, each such updated System Plan shall be prepared in accordance with Section 5.2(b) of this Agreement and include the additional information required thereby:

Section 5.2(b)(i): See Exhibit H and Exhibit I.

Section 5.2(b)(ii): See Schedule 1 attached below.

Section 5.2(b)(iii): See Schedule 1 attached below.

Section 5.2(b)(iv): See Schedule 2 attached below.

SCHEDULE 1: PLANT EXPANSIONS; FACILITIES MODIFICATIONS; AND TARGET COMPLETION DATES

Description	Target Completion Date
Various TGP Expansion Items	2020

SCHEDULE 2: CHANGES TO FEES DUE TO A RECALCULATION ELECTION4

FEE TYPE:	FEE AMOUNT:
Processing Fee[5]	$**/Mcf
Rail Loading Fee	$**/Barrel

[4]

The 2018 Fee Calculation Model is based on nine months actuals plus three months forecast for the year 2017. The last three months of the forecast for 2017 will be updated with 2017 actuals in the 2019 Fee Calculation Model.

[5]

The Processing Fee (as defined in the A&R Agreement) will be applied in Year 2018 on a per Mcf basis (in the case of Customer Gas) and a per MCFE basis (in the case of Customer Injected NGLs), as applicable.

Exhibit E - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Included below is the System Budget that corresponds to the Current System Plan set forth in this Exhibit E. The System Budget below includes the information required by Section 5.2(c) of the A&R Agreement. The Parties acknowledge and agree that, in respect of System Budgets prepared for Year 2019 and thereafter, each such updated System Budget shall be prepared in accordance with Section 5.2(c) of this Agreement and include the additional information required thereby:

Section 5.2(c)(i): See Schedule A attached below.

Section 5.2(c)(ii): See Schedule B-1 and Schedule B-2 attached below.

Section 5.2(c)(iii) & (iv): See Schedule C-1 and Schedule C-2 attached below.

SCHEDULE A: PLANT EXPANSION CAPITAL EXPENDITURES

$(thousands)	2018	2019	2020	2021	2022	2023
Tioga Gas Plant	**	**	**	**	**	**
HNDP	**	**	**	**	**	**

Total	**	**	**	**	**	**

SCHEDULE B-1: PLANT MAINTENANCE CAPITAL ESTIMATES

$(thousands)	2018	2019	2020	2021	2022	2023
Tioga Gas Plant	**	**	**	**	**	**

SCHEDULE B-2: HNDP MAINTENANCE CAPITAL ESTIMATES

$(thousands)	2018	2019	2020	2021	2022	2023
HNDP	**	**	**	**	**	**

SCHEDULE C-1: PLANT OPERATING EXPENSE ESTIMATES6 AND ESTIMATED SCHEDULE OF MAINTENANCE

$(thousands)	2018	2019	2020	2021	2022	2023
Tioga Gas Plant	**	**	**	**	**	**

[6]

The 2018 Fee Calculation Model is based on an estimated operating expense budget and reflected in Schedule C of this Exhibit E. The Operating Expense Estimate that was approved by the Hess Infrastructure Partners GP LLC Board on December 8, 2016 will be used in the 2019 Fee Calculation Model.

Exhibit E - Page 2

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE C-2: HNDP OPERATING EXPENSE ESTIMATES AND ESTIMATED SCHEDULE OF MAINTENANCE

$(thousands)	2018	2019	2020	2021	2022	2023
HNDP	**	**	**	**	**	**

Exhibit E - Page 3

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT F

CURRENT MINIMUM VOLUME COMMITMENTS

	MVC AMOUNT (MCF/DAY):
MVC Type	1Q 2018	2Q 2018	3Q 2018	4Q 2018	1Q 2019	2Q 2019	3Q 2019	4Q 2019	1Q 2020	2Q 2020	3Q 2020	4Q 2020
Gas Processing	218,426	220,762	220,182	220,633	207,388	196,000	214,183	236,882	255,938	254,473	272,078	267,682

Exhibit F - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT G-1

CURRENT FEES7

FEE TYPE:	FEE AMOUNT:
Processing Fee[8]	$**/Mcf
Gas Lift Fee	$**/Mcf
Rail Loading Fee	$**/Barrel
Truck Loading Fee	$**/Barrel
HNDP Fee	$**/Mcf

[7]

The 2018 Fee Calculation Model is based on nine months actuals plus three months forecast for the year 2017. The last three months of the forecast for 2017 will be updated with 2017 actuals in the 2019 Fee Calculation Model.

[8]

The Processing Fee (as defined in the A&R Agreement) will be applied in Year 2018 on a per Mcf basis (in the case of Customer Gas) and a per MCFE basis (in the case of Customer Injected NGLs), as applicable. For Year 2019 and thereafter, the Combined Processing Fee, Tariff Processing Fee and Third Party Processing Fee will be added in any updates of this Exhibit G-1 and shall also apply on a per Mcf basis (in the case of Customer Gas) and a per MCFE basis (in the case of Customer Injected NGLs), as applicable.

Exhibit G-1 - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT G-2

TARIFF FEE RECALCULATION MODEL

Calculation Methodology prior to January 1, 2019

Notwithstanding anything herein to the contrary, with respect to all periods prior to January 1, 2019, the provisions of Exhibit G-2 set forth in the A&R Agreement shall, in each case, remain applicable hereunder with respect to such period.

Calculation Methodology as of January 1, 2019

•

The production profile used will be based on the Current Development Plan (or agreed, Updated Development Plan with respect to Year 2019, as applicable). To the extent appropriate, the production profile is adjusted by an operating factor of **% to reflect realistic operations. Further, the Current Development Plan will be adjusted to reflect major maintenance and turnarounds.

•	Initial capital (opening balance) is based upon net book value as of December 31, 2013.

•

Committed Build-Out Costs, Maintenance Capital Estimates and System Acquisition Cost Estimates are based on the Current System Plan (or agreed, updated System Plan with respect to Year 2019, as applicable).

•	Operating Expense Estimates are derived from the Current System Plan (or agreed, updated System Plan with respect to Year 2019, as applicable).

•	Includes projected public company and executive management costs allocated on a pro rata basis to the assets.

•	Includes major maintenance and turnaround expenses

•

“Residual Value” equals (a) the sum of initial capital, Committed Build-Out Costs and System Acquisition Costs over the Initial Term (10 years), multiplied by (b) (i) one, minus (ii) (A) the ratio of cumulative throughput from the Current Development Plan (or agreed, Updated Development Plan with respect to Year 2019, as applicable) in the Initial Term (10 years), divided by (B) the cumulative throughput from the Current Development Plan (or agreed, Updated Development Plan with respect to Year 2019, as applicable) over the full plan period (20 years).

•	The Return on Capital (unadjusted), using a mid-year convention, was utilized.

•

Tariff Processing Fee and Rail Loading Fee are expressed as an escalating $/Mcf or MCFE (Tariff Processing Fee) or $/Barrel (Rail Loading Fee), as applicable, figure required to achieve the Return on Capital.

Exhibit G-2 - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

•

The Tariff Processing Fee and Rail Loading Fee are each escalated based on the average annual percentage change in the CPI for the 10 years prior to each Recalculation Election date and will be expressed on an annual basis in forward years.

•	Market-based Fees not subject to target return calculation but subject to CPI escalation:

•	Truck Loading Fee

•	HNDP Fee

•	Gas Lift Fee

•	If applicable, pass-through costs (power and utilities, other) and market-based revenue streams (compression fees, short-haul/injection fees, other) are set to offset costs to be recovered.

Combined Processing Fee:

•	The “Tariff Processing Fee” will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.

•	The “Third Party Processing Fee” will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.

•	The “Combined Processing Fee” will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.

Exhibit G-2 - Page 2

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Redetermination Methodology

Each year, if a Recalculation Election is made pursuant to Section 7.1(g), the Tariff Processing Fee (and therefore Combined Processing Fee), Loading Fees, Gas Lift Fee and HNDP Fee will be recalculated to reflect:

•	The enumerated items in Section 7.1(g)(i) through (xi).

•

Should Provider and its Affiliates transfer, sell or otherwise dispose, in whole or in part, of any System Acquisition, then the System Acquisition Costs and System Acquisition Cost Estimates applicable to such portion of such System Acquisition so disposed shall be deducted from the recalculation model as of the Year of such disposition, regardless if the cash or non-cash consideration received by Provider and its Affiliates in respect of such sale or other disposition is equal to in excess of such System Acquisition Costs and System Acquisition Cost Estimates applicable to such portion of such System Acquisition so disposed.

•

The present value of prior year(s) revenue and throughput will be subtracted from the “Required Cost Recovery” and “Escalating Tariff Throughput” (as each such term is used in the following example calculations) calculations so that the new Fees reflect costs to be recovered over the remaining Term coupled with expected throughput.

•	Operating Expense Estimates based upon the latest updated System Plan for the applicable year and subsequent years. Prior year(s) operating expenses will not be trued-up to actuals.

•	Projected public company and executive management costs allocated on a pro rata basis to the assets.

•	Major maintenance and turnaround expenses not otherwise included in the above listed items.

•	Any scheduled downtime of the Bakken System.

•	Adjusted Residual Value based on latest Updated Development Plan.

•

Should this Agreement be terminated in part, but not in whole, pursuant to Section 10.1(a)(ii) with respect to only a certain Plant System (or Plant Systems), then in connection with any Recalculation Election made following such termination, all Fees, Committed Build-Out Estimates, Committed Build-Out Costs, Dedicated Production Estimates, volumetric throughput, Maintenance Capital Estimates, Maintenance Capital Expenditures, Operating Expense Estimates, operating expenses, System Acquisition Costs Estimates, System Acquisition Costs, Historical Capital Expenditures and all other costs, fees and/or revenue attributable to such Plant System(s) shall be excluded from such recalculation determination pursuant to Section 7.1(g) and this Exhibit G-2.

Exhibit G-2 - Page 3

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

•	All other assumptions will be the same as the Original Methodology set forth above.

Exhibit G-2 - Page 4

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Each Year beginning in 2019, the Third Party Processing Fee and Combined Processing Fee will be calculated (or recalculated, as applicable) as follows:

•

The Third Party Processing Fee for each Year beginning in 2019 shall be calculated (or recalculated, as applicable) for such Year (irrespective of whether a Recalculation Election is made) as follows for such Year: (a) an amount equal to the sum of (i) the Third Party Contract Fee for each Material Dedicated Third Party Contract for such Year, multiplied by (ii) the Third Party Volume Estimate (only to the extent such estimate relates to the Material Dedicated Third Party Contracts) for such Year associated with such Material Dedicated Third Party Contract; divided by (b) the total Third Party Volume Estimate (only to the extent such estimate relates to the Material Dedicated Third Party Contracts) for such Year. An example of such calculation is included below.

•

The Combined Processing Fee for each Year beginning in 2019 shall be calculated (or recalculated, as applicable) for such Year (irrespective of whether a Recalculation Election is made) as follows for such Year: (a) (i) an amount equal to (A) the Third Party Processing Fee for such Year, multiplied by (B) the Third Party Volume Estimate for such Year; plus (ii) an amount equal to (A) the Tariff Volume Estimate for such Year, multiplied by (B) the then-applicable Tariff Processing Fee; divided by (b) an amount equal to (i) the Third Party Volume Estimate for such Year, plus (ii) the Tariff Volume Estimate for such Year. An example of such calculation is included below.

Exhibit G-2 - Page 5

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Examples

Third Party Processing Fee Example: An example calculation of the Third Party Processing Fee for Year “X” is set forth below:

Dedicated Third Party Contracts	Third Party Contract Fees (Estimated) ($/Mcf or MCFE)	Third Party Volume Estimates (MMcf/d)
Contract “A”:	$**	**
Contract “B”:	$**	**
Contract “C”:	$**	**
Third Party Processing Fee for Year “X”:		$**/Mcf

Combined Processing Fee Example: An example calculation of the Combined Processing Fee for Year “X” is set forth below:

	Applicable Fee (Mcf/d)	Dedicated Production Estimates (MMcf/d)
Third Party Volumes:	$**[9]	**[10]
Tariff Volumes:	$**[11]	**[12]
Combined Processing Fee for Year “X”:		$**/Mcf

[9]	To be the Third Party Processing Fee applicable to Year “X”.
[10]	To be the Third Party Volume Estimate applicable to Year “X”.
[11]	To be the Tariff Processing Fee applicable to Year “X”.
[12]	To be the Tariff Volume Estimate applicable to Year “X”.

Exhibit G-2 - Page 6

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Example Fee Calculation

Example Fee Calculation—Gas Processing Combined Fee

		Calculations / Notes	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
A	Discounting Date		31-Dec	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun
B	IRR**
C	Tariff Escalation Index **	CPI –annual update	**	**	**	**	**	**	**	**	**	**	**	**
Cost Estimates
D	Initial Capital		Actual
E	System Acquisition Costs			Actual	Actual	Actual	Actual	Actual	#	#	#	#	#
F	Committed Build-Out Costs			Actual	Actual	Actual	Actual	Actual	#	#	#	#	#
G	Maintenance Capital Estimates			SP	SP	SP	SP	SP	#	#	#	#	#
H	Operating Expenses			SP	SP	SP	SP	SP	#	#	#	#	#

I	Total Costs Before Add backs	D + E + F + G + H	Actual	Actual/SP	Actual/SP	Actual/SP	Actual/SP	Actual/SP	#	#	#	#	#
Add backs (decreases required cost recovery)
J	Power & Utilities Pass-through*			Actual	Actual	Actual	Actual	Actual	#	#	#	#	#
K	Third-Party Contract Revenues	= Z		n/a	n/a	n/a	n/a	n/a	#	#	#	#	#
L	Residual Value	See description												#

M	Total Add backs	= J + K + L		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#	#
N	Net Total Costs	= I - M		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#	#
O	Required Cost Recovery	= XNPV (B, A, N) - XNPV (2014 - 2018 Actual Revenue)	PV @ **% as of 1/1/14
Throughput Estimate (Mbbls or MMcf)
P	Tariff Volumes			n/a	n/a	n/a	n/a	n/a	#	#	#	#	#
Q	Third Party Volumes			n/a	n/a	n/a	n/a	n/a	#	#	#	#	#

R	Total Throughput Volumes	= P + Q		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#
S	Operating Factor			%	%	%	%	%	%	%	%	%	%
T	Net Throughput	= R * S		#	#	#	#	#	#	#	#	#	#
U	Escalated Tariff Throughput	= P * S * C		#	#	#	#	#	#	#	#	#	#
V	Escalating Tariff Throughput	= XNPV (B, A, U) - XNPV (2014 - 2018 Actual Throughput)	PV @ **% as of 1/1/14
Tariff Rate & Tariff Revenue
W	2019 Tariff Rate in 2014$	= O / V		n/a	n/a	n/a	n/a	n/a	W*C	W*C	W*C	W*C	W*C
X	Tariff Revenue*	= XNPV (B, A, X) - XNPV(2014 - ‘18 Actual Revenue) = O		Actual	Actual	Actual	Actual	Actual	W*C*P*S	W*C*P*S	W*C*P*S	W*C*P*S	W*C*P*S
Third Party Contract Rate & Third Party Contract Revenue
Y	Third Party Contract Rate	See description		n/a	n/a	n/a	n/a	n/a	#	#	#	#	#
Z	Third Party Contract Revenues*			n/a	n/a	n/a	n/a	n/a	Y*Q*S	Y*Q*S	Y*Q*S	Y*Q*S	Y*Q*S
Combined Fee & Combined Revenue
AA	Combined Revenue			n/a	n/a	n/a	n/a	n/a	= X + Z	= X + Z	= X + Z	= X + Z	= X + Z
AB	2019 Combined Fee in 2019$	= 2019 AA / 2019 T		n/a	n/a	n/a	n/a	n/a	= AA / T	= AA / T	= AA / T	= AA / T	= AA / T

*	Note: Not applicable to all tarriffs

Exhibit G-2 - Page 7

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT G-3

TARGET ETHANE RECOVERY TABLES

With respect to the TGP:

NGL	Ethane Recovery Mode (Recovery Rate)	Ethane Rejection Mode (Recovery Rate)
Ethane	**%	**%
Propane	**%	**% Months 1 to 6; **% thereafter
Butane	**%	**%
C5+ Content	**%	**%

With respect to LM4:

NGL	Ethane Recovery Mode (Recovery Rate)	Ethane Rejection Mode (Recovery Rate)
Ethane	**%	**%
Propane	**%	**%

Exhibit G-3 - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT G-4

SECONDARY TERM FEE

Effective as of the first Year of the Secondary Term, the Tariff Processing Fee, Rail Loading Fee, Truck Loading Fee, Gas Lift Fee and HNDP Fee shall be calculated in the following manner:

1. For the first Year of the Secondary Term, each such Fee shall be an amount equal to the simple average of: (a) an amount equal to (i) the amount of such Fee for the eighth Year of the Initial Term, increased by (ii) the percentage change in the CPI from the eighth Year of the Initial Term to the first Year of the Secondary Term, (b) an amount equal to (i) the amount of such Fee for the ninth Year of the Initial Term, increased by (ii) the percentage change in the CPI from the ninth Year of the Initial Term to the first Year of the Secondary Term, and (c) an amount equal to (i) the amount of such Fee for the tenth Year of the Initial Term, increased by (ii) the percentage change in the CPI from the tenth Year of the Initial Term to the first Year of the Secondary Term.

2. For each Year during the Term following the first Year of the Secondary Term, each such Fee shall be an amount equal to: (a) the amount of such Fee for the immediately preceding Year (as calculated pursuant to Section 7.1(j)), increased by (b) the percentage change in the CPI from the then-immediately preceding Year to such current Year.

3. For purposes of determining any such Fee pursuant to this Exhibit G-4 during the Secondary Term and thereafter (a) no increase to any such Fee resulting from any application of the CPI adjustment described above in subpart (2)(b) shall exceed 3.0% for any given Year, and (b) no such Fee shall ever be decreased as a result of any application of the CPI adjustment described above in subpart (2)(b) to an amount less than the amount of such Fee as calculated pursuant to Section 7.1(j) for the prior Year.

For the avoidance of doubt, the calculation of the Third Party Processing Fee and Combined Processing Fee for each such Year shall each remain as set forth on Exhibit G-2 (other than the Tariff Processing Fee applicable to such calculations, which will instead be as determined pursuant to this Exhibit G-4 instead of Exhibit G-2).

Exhibit G-4 - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT H

RECEIPT POINTS

Receipt Point	Originating Facility	Size	Gas / Injected NGLs	Notes	Meter #	Existing / Future
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**

Exhibit H - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT I

DELIVERY POINTS

Delivery Point	Receiving Facility	Size/Type of Pipe	Residue Gas / NGL	Notes	Meter #	Existing/ Future
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**

Exhibit I - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Delivery Point	Receiving Facility	Size/Type of Pipe	Residue Gas / NGL	Notes	Meter #	Existing/ Future
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**
**	**	**	**	**	**	**

Exhibit I - Page 2

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT J

INSURANCE

Each of the Parties shall maintain or self-insure, and shall require its applicable subcontractors or agents who (a) in the case of Provider, are providing any of the System Services hereunder, or (b) in the case of Customer, are delivering any Gas or Injected NGLs to the Receipt Points and/or receiving any Residue Gas or NGLs at the Delivery Points hereunder, in each case, to maintain or self-insure, during the Term, the following insurance coverage:

1.	Workers’ Compensation Insurance, covering obligations under all applicable Laws and employer’s liability insurance in the amount of $1,000,000 per occurrence.

2.	General Liability Insurance, including contractual liability, with limits of $1,000,000 combined single limit per occurrence bodily injury and property damage with a $2,000,000 annual aggregate.

3.

Automobile Liability Insurance, with limits of $1,000,000 combined single limit per occurrence bodily injury and property damage. Such automobile insurance will apply to all owned and non-owned vehicles.

Exhibit J - Page 1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT K

NOTICE INFORMATION

If to Provider:

Hess Bakken Processing LLC

1501 McKinney Street

Houston, Texas 77010

Attn:    Director, Commercial—Midstream

Fax:    (713) 496-8028

Email: michael.frailey@hess.com

with a copy to:

Hess Bakken Processing LLC

1501 McKinney Street

Houston, Texas 77010

Attn:    Operations Director

Fax:    (713) 496-8028

Email: jtamborski@hess.com

If to Customer:

Hess Trading Corporation 1501 McKinney Street Houston, Texas 77010 Attn: Senior Manager, Commercial Fax: (713) 496-4449 Email: jpaganis@hess.com with copies to:

Hess Trading Corporation 1501 McKinney Street Houston, Texas 77010 Attn: Manager, Natural Gas Marketing Fax: (866) 581-8748 Email: mhwright@hess.com

Exhibit K - Page 1